Exhibit 99.1

Endurance Specialty Holdings Ltd.

2012 Loss Development Triangles

Exhibit 99.1

2012 Loss Development Triangle Cautionary Language

This report is for informational purposes only and is current as of December 31, 2012. We are under no obligation and do not expect to update or revise this report, whether as a result of new information, future events or otherwise, even when such new data has been reflected in the filings of Endurance Specialty Holdings Ltd. (“Endurance” or the “Company”) with the U.S. Securities and Exchange Commission (the “SEC”) or otherwise. Although the loss development patterns disclosed in this report are an important factor in the process used to estimate loss reserve requirements, they are not the only factors considered in establishing reserves. The process for establishing reserves is subject to considerable variability and requires the use of informed estimates and judgments. Important details, such as specific loss development expectations for particular contracts, years or events, cannot be developed solely by analyzing the information provided in this report. In addition to analyzing loss development information, management incorporates additional information into the reserving process, such as pricing for insurance and reinsurance products as well as current market conditions. Readers must keep these and other qualifications more fully described in this report in mind when reviewing this information. This report should be read in conjunction with other documents filed by the Company with the SEC, including the most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q.

Safe Harbor for Forward-Looking Statements

Some of the statements in this report may include forward-looking statements which reflect management’s current views with respect to future events and financial performance. Such statements may include forward-looking statements with respect to the Company in general and the insurance and reinsurance business segments specifically, both as to underwriting and investment matters. Statements which include the words “should,” “expect,” “intend,” “plan,” “believe,” “project,” “anticipate,” “seek,” “will,” and similar statements of a future or forward-looking nature identify forward-looking statements in this report for purposes of the U.S. federal securities laws or otherwise. The Company intends these forward-looking statements to be covered by the safe harbor provisions for forward-looking statements in the Private Securities Litigation Reform Act of 1995.

All forward-looking statements address matters that involve risks and uncertainties. Accordingly, there are or may be important factors that could cause actual results to differ from those indicated in the forward-looking statements in this report. These factors include, but are not limited to: (i) changes in the size of the claims payable by Endurance relating to natural catastrophes, (ii) greater frequency or severity of claims and loss activity than Endurance’s underwriting, reserving or investment practices anticipate based upon historical experience or industry data, (iii) trends in rates for property and casualty insurance and reinsurance, (iv) changes in the judicial, legislative or regulatory environments in which Endurance operates, (v) changes in general economic conditions, including foreign currency exchange rates, inflation and other factors and (vi) the other factors described in the Company’s most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q.

Forward-looking statements speak only as of the date on which they are made, and the Company undertakes no obligation publicly to update or revise any forward-looking statement, whether as a result of new information, future developments or otherwise.

ENDURANCE SPECIALTY HOLDINGS LTD.

2012 GLOBAL LOSS TRIANGLES

Consolidated Total	Exhibit 1
Insurance Segment
Agriculture	Exhibit 2
High Attaching Excess of Loss Casualty	Exhibit 3
United States Sourced Casualty	Exhibit 4
Workers’ Compensation	Exhibit 5
Professional Lines	Exhibit 6
International Sourced Property	Exhibit 7
United States Sourced Property	Exhibit 8
Reinsurance Segment
Catastrophe	Exhibit 9
Property	Exhibit 10
Casualty Motor	Exhibit 11
Casualty Other	Exhibit 12
Casualty Professional Liability	Exhibit 13
Workers’ Compensation	Exhibit 14
Agriculture and Other Specialty	Exhibit 15
Surety and Trade Credit	Exhibit 16
Aerospace and Marine	Exhibit 17
Insurance Agriculture	Exhibit 18
Insurance Casualty and Other Specialty	Exhibit 19
Insurance Professional Lines	Exhibit 20
Insurance Property	Exhibit 21
Reinsurance Catastrophe	Exhibit 22
Reinsurance Property	Exhibit 23
Reinsurance Casualty	Exhibit 24
Reinsurance Other Specialty	Exhibit 25
Insurance Segment	Exhibit 26
Reinsurance Segment	Exhibit 27

Endurance Specialty Holdings Ltd.

2012 Global Loss Triangles

I. INTRODUCTION

This report provides information on the loss development characteristics of Endurance Specialty Holdings Ltd. and its consolidated subsidiaries (“Endurance” or the “Company”) as of December 31, 2012. This report provides detail on Endurance’s reserves by showing global loss triangles for gross paid and reported loss and allocated loss adjustment expenses (“ALAE”) by accident year at annual evaluation dates. The most recent evaluation is as of December 31, 2012. In addition, accident year summary exhibits are provided which highlight the gross, ceded, and net results by business segment and triangle classes as of December 31, 2012. These summaries include: earned premiums, paid loss and ALAE, case outstanding losses, additional case reserves, incurred but not reported losses (“IBNR”), paid unallocated loss adjustment expense (“Paid ULAE”), unallocated loss adjustment expenses reserve (“ULAE Reserve”), and the ultimate loss & loss adjustment expenses (“LAE”) ratios as of December 31, 2012 on an inception to date basis. Section II of this document offers general observations on the data presented in both the triangles and the summary exhibits, while Section III provides a discussion of the means used to compile the data, as well as definitions for many of the terms used in this report. A more detailed description of the business underlying the triangle information is found in Section IV of this report. Section V of this report contains a summary description of management’s loss reserving methodology.

The inherent uncertainty associated with the estimation of loss and LAE reserves remains a significant balance sheet risk for all property-casualty specialty insurance and reinsurance companies, including Endurance. Management believes the triangles and corresponding accident year summary exhibits along with the narrative in this report provide additional insight into the loss development characteristics of Endurance’s diversified businesses.

The process of establishing and periodically adjusting loss and LAE reserves is an inherently complex process containing numerous management judgments related to the segmentation of data, methodologies utilized and their associated parameters, along with the weights applied to the various techniques used in the reserving process. Actuarial determinations of unpaid future losses and LAE are subject to potential errors of estimation, which could be significant, due to the fact that the ultimate disposition of claims incurred prior to the date of such estimation, whether reported to Endurance or not, is subject to the outcome of events that have not yet occurred. Likewise, any estimate of future costs associated with claims settlement is subject to the inherent limitation on the ability to predict the course of future events. Consequently, it should be expected that the actual emergence of the ultimate loss and LAE will vary, perhaps considerably, from any prior estimate. Readers should also review additional reserve disclosures and company risk factors that are provided in the Company’s most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q filed with the SEC.

Readers of this report are strongly advised against projecting ultimate losses and LAE for Endurance directly from the loss development triangles in this report, as these calculations rarely take into account fully the true underlying nature of the liabilities. The sixteen triangle classes we have selected are the compilation of over 200 discrete reserving groups within Endurance that represent different geographies, pricing environments, legislative climates and policy forms.

Endurance Specialty Holdings Ltd.

2012 Global Loss Triangles

Also, depending upon which actuarial reserving method is utilized, the presence or absence of large catastrophe losses and how they are treated may have a significant impact on the estimated ultimate loss and LAE. In addition, changes to the premium volume, mix of business and the underlying exposures within a class may have significant effects on the resulting ultimate loss estimates and overall reserve levels. Without incorporating this critical information, the results derived from a direct extrapolation of the loss development triangles in this report have the potential of being materially misleading.

The triangles and summary exhibits are provided for both the Insurance and Reinsurance segments of the Company. In addition, while analysis, reviews and reporting of reserves focuses primarily on the loss reserve development classes within each business segment, the information provided in the triangles in this report has been expanded to capture some of the additional differences in reporting that naturally occur within these lines of business. The losses in these exhibits and triangles represent the Company’s December 31, 2012 gross, ceded and net loss and LAE reserves in their entirety, although these amounts have been adjusted for changes in foreign currency. A reconciliation to select data from the Company’s financial statements prepared in accordance with generally accepted accounting principles in the United States (“GAAP”) is included in Section VI of this document.

As discussed more fully in Section III, the accident year losses in these exhibits and triangles are adjusted for changes in calendar year earned premium adjustments and foreign exchange movements. Because of these adjustments, which we would expect to continue, future versions of this information will not tie directly to the data included in this report.

Endurance Specialty Holdings Ltd.

2012 Global Loss Triangles

II. COMMENTS AND OBSERVATIONS ON DATA PRESENTED

•	Certain triangle groupings have changed since last year. Grouping changes are as follows:

•

The 2011 Global Loss Triangles subdivided the Insurance segment between Long Tail, Short Tail, and Other business. The 2012 Global Loss Triangles split the Insurance segment in accordance with the business lines included in our Annual Report on Form 10-K, as follows: Agriculture, Property, Casualty and Other Specialty, and Professional Lines.

•

The 2011 Global Loss Triangles subdivided the Reinsurance segment between Long Tail, Short Tail, and Other business. The 2012 Global Loss Triangles split the Reinsurance segment in accordance with the business lines included in our Annual Report on Form 10-K, as follows: Catastrophe, Property, Casualty, and Other Specialty.

•

The 2011 Global Loss Triangles provided a triangle for “Consolidated Workers’ Compensation”, which presented the combined data for workers’ compensation within the Insurance and Reinsurance segments. This year, this consolidated data was not provided, though we continue to provide information separately for insurance workers’ compensation and reinsurance workers compensation.

•

In the 2012 presentation of our insurance Agriculture triangle is presented gross of the Federal Crop Insurance Corporation (“FCIC”) protection. This change has also impacted the presentation of the Insurance segment and consolidated total gross triangles. In 2011, the gross experience for the insurance Agriculture triangle was presented net of the impact of the FCIC protection.

•	The 2012 Global Loss Triangles, “Ultimate Loss & LAE” information includes paid ULAE. This amount was not included in the “Ultimate Loss & LAE” information provided in the 2011 Global Loss Triangles.

•

The 2012 Global Loss Triangles provide a triangulation of “Ultimate Loss and ALAE” rather than “Ultimate Loss and LAE”. However, “Paid ULAE” and “ULAE Reserves” as of December 31, 2012 are presented in page 1 of each exhibit.

Based on the data as of December 31, 2012 presented in this report, we believe the following general observations are noteworthy:

•

On an inception to date basis, 57% and 43% of gross earned premium arises from the Reinsurance and Insurance segments, respectively. Correspondingly, on a gross basis 46% and 54% of loss and LAE reserves arise from the Reinsurance and Insurance segments, respectively. On a net basis, 55% and 45% of the loss and LAE reserves arise from the Reinsurance and Insurance segments, respectively.

•	Additional Case Reserves (“ACRs”) amount to 14% of reported net case reserves. Within Endurance’s Reinsurance Segment, this amount is approximately 23% of the net reported case reserves.

Endurance Specialty Holdings Ltd.

2012 Global Loss Triangles

•	The Reinsurance and Insurance segments have contributed approximately 47% and 53% to the total inception to date prior year favorable gross reserve development, respectively.

•	Endurance’s overall inception to date net ultimate loss and LAE ratio of 65% is comprised of a 73% net loss ratio for the Insurance segment and a 61% net loss ratio for the Reinsurance segment.

Endurance Specialty Holdings Ltd.

2012 Global Loss Triangles

III. DATA COMPILATION AND DEFINITIONS

The Global Loss Triangles and summary exhibits are presented on an accident year (or report year where applicable) basis. While underwriting or policy year statistics may also provide useful information for analysis purposes, management believes the accident/report year presentation better highlights the true loss activity that occurs at Endurance within a given calendar year. We note that the accident year presentation of triangles requires the utilization of assumptions and allocation procedures with respect to certain lines of business underwritten by Endurance (bordereaux allocation). This is primarily a result of not receiving sufficient information from ceding companies in certain lines of business, which prevents the allocation of claims to specific accident years with certainty. Although we attempt to keep the allocations as reasonable and as accurate as possible, to the extent our assumptions and allocation procedures differ from actual historical loss development patterns, the actual loss development may differ materially from the loss development included in this report.

Data Presented

The data presented in the accident year triangle and summary exhibits is as follows:

•	Global Loss Triangles

•	Paid loss and ALAE

•	Case incurred loss & ALAE (including ACRs)

•	Ultimate loss and ALAE

•	Earned Premium

•	Ultimate loss and ALAE ratio

•	Ultimate loss and ALAE emergence

•	Summary Exhibits

•	Gross earned premium, paid losses, reserves (case outstanding, ACRs, IBNR, and ULAE)

•	Ceded earned premium, paid losses, reserves (case outstanding, ACRs, IBNR, and ULAE)

•	Net earned premium, paid losses, reserves (case outstanding, ACRs, IBNR, and ULAE)

Basis of Presentation

Information presented herein may differ materially from that reported in Endurance’s financial statements prepared in accordance with GAAP due to differences in foreign currency exchange rates, the impact of premium adjustments and other data adjustments.

Endurance Specialty Holdings Ltd.

2012 Global Loss Triangles

All amounts are presented in thousands of U.S. dollars and reflect the conversion from the original currency of the underlying business if not denominated in U.S. dollars (“USD”). Foreign currency denominated losses and premiums are converted based on exchange rates at the dates of the transactions to the currency of the legal underwriting entity, which are either USD or British Pounds (“GBP”). Endurance’s reporting currency is USD. Fluctuations in currency exchange rates can cause material shifts in loss development. To eliminate distortions caused by such fluctuations, data in the triangles have been restated using the year end 2012 rate of exchange of 1.6255 USD to GBP.

Some (re)insurance contracts and policies contain provisions resulting in a variation of the premium or acquisition expenses as a result of loss experience under the contract or policy. Within the analysis, estimated reinstatement premiums are included in the premium totals.

Intercompany reinsurance transactions have not been reflected in the triangles.

The loss development triangles are presented on the basis of applying reinsurance accounting to all Endurance’s business and do not reflect any adjustments that may be required for financial reporting purposes to comply with Accounting Standards Certification Topic 340 Subtopic 30 “Other Assets and Deferred Cost Insurance Contracts that do not Transfer Risk” as highlighted in the reconciliation to GAAP reserves in Section VI of this document.

Earned Premium

The earned premium triangle includes the calendar year changes in accident year earned premium due to premium adjustments. For financial reporting purposes, the premium adjustments are recognized in the calendar year they were determined. For actuarial reserving purposes, these premium adjustments are allocated to the accident year or years based on the initial policy or treaty to which the adjustment belongs. For example, if a premium adjustment is recognized in calendar year 2012 from a policy written and exposures earned in 2005, the additional premium is recognized in the 2012 calendar year for financial reporting purposes. However, for reserving purposes, the premium is allocated to the years in which the premium for the 2005 treaty was originally earned. As a result, the information provided herein may differ materially from that presented in Endurance’s financial statements.

Ultimate Loss and ALAE Ratio

The ultimate loss and ALAE ratio triangle shows the year to year changes in the ratio of all expected settlement amounts, whether paid or reserved, together with any associated settlement expenses to earned premium. The ultimate loss and ALAE ratio is presented to show the relationship between management’s best estimate of expected ultimate losses and ALAE and the associated premiums that were received by Endurance to assume the risks related to those losses. Ultimate losses and ALAE within an accident year are subject to many factors that impact the recorded value of such losses (such as favorable/adverse claims emergence, frequency/severity trends, inflation, methodology changes, foreign exchange fluctuations, and premium adjustments

Endurance Specialty Holdings Ltd.

2012 Global Loss Triangles

from prior accident periods). Since Endurance distributes earned premium from premium adjustments to the appropriate accident year in its reserving process, one will see changes in booked ultimate losses solely due to these premium changes. Because of this phenomenon, the triangle of ultimate loss & ALAE ratios can be very useful as it essentially removes the effect of changes in premium from the loss estimates. At any point (maturity) in the triangle, management’s best estimate of booked ultimate loss and ALAE estimate is the product of the corresponding accident year earned premium and ultimate loss and ALAE ratio.

Ultimate Loss and ALAE

The triangle of ultimate loss and ALAE is derived by multiplying the most recent accident year earned premium (the last Diagonal of the earned premium triangle) by the historical accident year ultimate loss and ALAE ratio as presented in their respective triangles. This presentation removes the effect of premium adjustments from the development of ultimate losses, and provides a better picture of the changes occurring to the true accident year ultimate loss and ALAE. Reconciliation to Endurance’s GAAP financial statements is included in Section VI of this report.

Ultimate Loss Emergence

The triangle of ultimate loss emergence is calculated by taking the difference of corresponding cells in the ultimate loss and ALAE triangle. For example, using the consolidated triangles, the change in ultimate loss at the 12 month maturity for the 2006 accident year is derived by subtracting the ultimate loss & ALAE at the 12 month maturity for the 2006 accident year from the ultimate loss & ALAE at the 24 month maturity for the same accident year. The full calendar year emergence is represented by the total of any given diagonal (excluding the loss emergence within the first 12 months of an accident year), and is also shown as an additional row at the bottom of the triangle.

Global Loss Triangle Classes

Triangles are provided in 16 classes: 7 for the Insurance segment and 9 for the Reinsurance segment. The classes are based on the loss development characteristics for the lines of business represented by the exposures in a given triangle class (motor, workers’ compensation, property, etc.), as well as differences in the underlying business, as evidenced by the separate insurance casualty classes. It is important to note that for the Reinsurance classes, there is no differentiation between proportional and non-proportional business that could have different loss emergence patterns. The 16 triangle classes included in this report are listed below:

Insurance Segment Loss Triangle Classes

•	Agriculture (Insurance Agriculture)

•	High Attaching Excess of Loss Casualty (Insurance Casualty and Other Specialty)

•	United States Sourced Casualty (Insurance Casualty and Other Specialty)

•	Workers’ Compensation (Insurance Casualty and Other Specialty)

Endurance Specialty Holdings Ltd.

2012 Global Loss Triangles

•	Professional Lines (Insurance Professional Lines)

•	International Sourced Property (Insurance Property)

•	United States Sourced Property (Insurance Property)

Reinsurance Segment Loss Triangle Classes

•	Catastrophe (Reinsurance Catastrophe)

•	Property (Reinsurance Property)

•	Casualty Motor (Reinsurance Casualty)

•	Casualty Other (Reinsurance Casualty)

•	Casualty Professional Liability (Reinsurance Casualty)

•	Workers’ Compensation (Reinsurance Casualty)

•	Agriculture and Other Specialty (Reinsurance Other Specialty)

•	Surety and Trade Credit (Reinsurance Other Specialty)

•	Aerospace and Marine (Reinsurance Other Specialty)

Further detail of the types of business contained in each class is provided in Section IV of this document. In the upper left hand label of each triangle (excluding the one combined triangle class), a mapping of that triangle’s classes to the reserve categories disclosed in the Company’s Annual Report on Form 10-K is included.

Accident Year Loss Allocation

Many proportional reinsurance contracts are submitted using quarterly bordereau reporting by underwriting year with a supplemental listing of large losses. As a result, a two-step allocation process was utilized to allocate these losses to accident year. The first step is to identify large losses and place them in the corresponding accident year as reported on a large loss listing. The second step is to allocate the remaining losses to particular accident years based on selected payment and reporting patterns applied to the earning of the underlying exposures, which in many instances is premium. To the extent management’s assumptions and allocation procedures differ from actual historical loss development patterns, the actual loss development may differ materially from the loss development included in this report.

Large Losses and Other Adjustments

The triangles are unadjusted with respect to large losses and catastrophic losses, including losses related to the 2004, 2005, 2008, 2011, and 2012 catastrophes. The loss amounts are gross of any retrocession recoveries. The premium data is gross of any retrocession recoveries and includes any reinstatement premiums associated with the loss events.

Business Not Included

No business has been excluded from the analysis.

Endurance Specialty Holdings Ltd.

2012 Global Loss Triangles

Discounting

The losses and IBNR stated in the triangles do not include a provision to reflect the time value of money.

Maturity of Triangle Periods

Since Endurance was formed in late 2001, underwriting data is available only for periods beginning 2001 or subsequent. For many lines of business, even less data is available as those lines were added more recently. For the business lines with sparse or limited data presented, there is an additional amount of uncertainty in the estimated ultimate loss and LAE and actual loss experience could differ materially from the estimated ultimate loss amount.

Definitions

To assist the reader, several key definitions are highlighted below.

Accident Year means the year in which the event occurred that triggered a claim to Endurance. All years referred to are years ending December 31st.

Additional Case Reserves or ACRs are amounts that are held in addition to Case Reserves that result from Endurance’s claims professionals determining that the established Case Reserves (which are often established by ceding companies or third parties) are expected to be insufficient to meet the expected future settlement amounts.

Additional Event Reserves are amounts that are held in respect of known events that are expected to give rise to future settlements but at the time of being established, not enough is known to allocate them to specific (re)-insureds.

Allocated Loss Adjustment Expense or ALAE is an estimate of the associated external expenses to be incurred in settling a claim. ALAE includes the costs of third party loss assessors or legal experts.

Case Incurred Loss and ALAE is the sum of Paid Losses and ALAE, plus Case Reserves and any Additional Case Reserves.

Case Reserves are amounts set aside in relation to claims that have been made but not yet been paid and represent an assessment of the remaining amount to be paid in respect of each notified claim.

Ceded Claims are those amounts Endurance received or expects to receive from third party reinsurers to whom Endurance ceded premiums.

Ceded Premiums are those premiums paid by Endurance to third party reinsurers.

Endurance Specialty Holdings Ltd.

2012 Global Loss Triangles

Diagonals in the triangle from bottom left to top right represent evaluation dates. For example, the last diagonal in our published triangles shows the position of each Accident Year as at December 31, 2012.

Earned Premium is the amount of policy premiums allocated between Accident Years in accordance with the assumed incidence of risk.

FCIC is the U.S. Federal Crop Insurance Corporation, the government reinsurer of multi-peril crop insurance underwritten by Endurance’s agriculture insurance subsidiary.

Gross Premiums and Gross Losses are shown before the impact of any third party outwards reinsurance that Endurance purchases including catastrophe bonds.

IBNR means incurred but not reported reserve, or a reserve amount held to cover expected future settlements in relation to all claims that have occurred but have not yet been reported to Endurance. This includes a reserve provision for claims which may have already occurred and expected development (upward or downward) in existing Case Reserves, Additional Case Reserves and Additional Event Reserves. Endurance’s process for establishing IBNR is discussed further in Section V of this document.

Loss Adjustment Expense or LAE is expense incurred in settling the claim. LAE includes the costs of third party loss assessors or legal experts and the cost of internal time necessary to settle a claim. LAE is the sum of ALAE and ULAE.

Maturity is measured in months from the start of the Accident Year.

Net means the retained portion of premiums written or losses paid and incurred. Net Premium equals Gross Premium less Ceded Premium and Net Losses equals Gross Losses less Ceded Losses.

Paid Losses are claim amounts paid to insureds or ceding companies.

Report Year / Claims Made Year refers to the year in which a claim is reported to Endurance. All years referred to are years ending December 31st.

Triangle is a cross tabulation of data usually showing financial quantities in respect of periods of exposure (e.g. Accident Years), each evaluated at regular intervals (maturities).

Unallocated Loss Adjustment Expense or ULAE is an assessment of the internal expenses required to settle the current claims.

Ultimate Loss and LAE are the total of all expected settlement amounts, whether paid or reserved together with any associated settlement expenses and is the estimated total amount of loss at the measurement date. For the purposes of this report, Ultimate Loss & LAE is calculated by adding: Paid Loss ALAE, Case Reserves, Additional Case Reserves, IBNR (inclusive of Additional Event Reserves), Paid ULAE, and ULAE Reserves.

Endurance Specialty Holdings Ltd.

2012 Global Loss Triangles

Ultimate Loss and LAE Ratio is the ratio of Ultimate Loss and LAE amounts to Earned Premium, which shows the relationship between expected losses and the associated premiums that are received related to those losses.

Endurance Specialty Holdings Ltd.

2012 Global Loss Triangles

IV. TRIANGLE CLASS DETAILS

a) Insurance Agriculture – Agriculture

The agriculture insurance triangle class is comprised of multi-peril crop insurance (a business that interacts heavily with the U.S. federal government’s crop reinsurance program), crop hail, livestock risk protection and other agriculture risk management products. The protections offered provide coverage for yield and revenue losses resulting from weather related perils, such as drought and hail, as well as losses stemming from commodity price movements. The majority of this triangle class is multi-peril crop insurance.

b) Insurance Casualty and Other Specialty – High Attaching Excess of Loss Casualty

The high attaching excess of loss casualty insurance triangle class represents two of the three commercial casualty insurance businesses underwritten by Endurance’s Bermuda operating subsidiary. The businesses are as follows:

Healthcare Liability Insurance – Third party excess liability coverage for hospitals in the United States written on both a direct insurance basis and as reinsurance to captive insurance companies. Clients are predominantly multi-hospital systems, academic medical centers and specialty hospitals such as pediatric hospitals.

Excess Casualty Insurance – Third-party excess liability coverage for a wide range of industry groups. Clients are typically Fortune 1000 companies in a variety of industries, including but not limited to: chemical manufacturers; medical products; pharmaceuticals; construction, including home builders and owner controlled insurance programs; transportation, including commuter and freight rail, and trucking; premises exposures; and manufacturing.

c) Insurance Casualty and Other Specialty – United States Sourced Casualty

The United States sourced casualty insurance triangle class comprises U.S. commercial liability insurance underwritten by certain of Endurance’s U.S. insurance operating subsidiaries. The largest product in this triangle class based upon gross earned premium is excess casualty, with the remainder comprising primary casualty, pollution liability and healthcare liability.

Excess Casualty Insurance – Endurance’s United States sourced excess casualty product targets clients, typically below the Fortune 500 level, that include contractors, manufacturers, real estate, financial institutions, transportation, and public entities. Participations are generally on the second or third excess of loss layers.

Primary Casualty Insurance – The primary casualty product typically insures commercial exposures for smaller clients representing general liability and auto exposures.

Endurance Specialty Holdings Ltd.

2012 Global Loss Triangles

Pollution Liability Insurance – The pollution liability business provides general liability, contractor’s pollution liability, and professional liability coverage for environmental engineers and contractors throughout the United States. A smaller portion of this book provides site pollution coverage.

Healthcare Liability Insurance – The healthcare liability business provides a range of specialized excess professional liability products to community based hospitals as well as large physicians’ groups

For the above listed businesses, Endurance typically utilizes third party reinsurance to limit its retention to within its risk tolerances.

d) Insurance Casualty and Other Specialty – Workers’ Compensation

The workers’ compensation insurance triangle class was primarily ground up workers’ compensation insurance in niche markets in the United States. Target clients were small businesses that were written through local production sources utilizing web-based systems. Experience in this class was a combination of insurance and reinsurance, as in 2006 Endurance converted the business from reinsurance to insurance. However, we have separated the insurance and reinsurance triangles to allow segment based analysis. Since late 2005, the exposures in this triangle class primarily arose from California and consisted predominantly of ground up workers’ compensation coverage provided to small and medium size businesses.

The Company exited the California workers’ compensation business during the first quarter of 2009.

e) Insurance Professional Lines – Professional Lines

The professional liability insurance triangle class includes directors & officers liability (except managed care), errors & omissions, employment practice liability and fiduciary liability business underwritten by our Bermuda and United States subsidiaries. This class is comprised of three business units:

Bermuda Professional Lines Insurance – Management liability and professional liability coverage for all industry groups underwritten on a direct insurance or facultative reinsurance basis. Clients are U.S. and international commercial and financial institutions. The products in this business line include directors & officers liability (except managed care), errors & omissions, employment practices liability and fiduciary liability for commercial and financial institutions. All business for this unit is underwritten in Bermuda.

Directors’ and Officers’ Liability Insurance – The directors’ and officers’ liability business provides specialized primary and excess management liability products, principally to Fortune 2500 publicly traded, private and not-for-profit commercial entities. Their business is underwritten in our U.S. insurance operating subsidiaries.

Endurance Specialty Holdings Ltd.

2012 Global Loss Triangles

Miscellaneous Errors and Omissions Insurance – Endurance’s miscellaneous errors and omissions product includes primary and excess coverage of insurance related services, real estate related services, technology services, general consulting services and media services. Their business is underwritten in our U.S. insurance operating subsidiaries.

f) Insurance Property – International Sourced Property

The international sourced property insurance triangle class includes the commercial property insurance and facultative reinsurance business underwritten by Endurance’s Bermuda and U.K. operating subsidiaries. This triangle class was initially composed of business written by Endurance’s Bermuda subsidiary, which focused on underwriting U.S. clients that required multiple insurers and reinsurers to accommodate their insurance needs. More recently it included business written by Endurance’s U.K. subsidiary.

The Company ceased underwriting property insurance in its Bermuda subsidiary in 2006 and exited the Bermuda and U.K. property insurance market in 2009.

g) Insurance Property – United States Sourced Property

The United States sourced property insurance triangle class comprises commercial property insurance underwritten by Endurance’s U.S. insurance operating subsidiaries.

The products offered in this triangle class are named peril catastrophe protection and difference in conditions coverage for earthquake and flood for commercial occupancies throughout the United States. Typical risks that are written have multiple layers of coverage provided by multiple insurance carriers.

This triangle class also contains a comparatively small component of commercial property all-risk coverage that includes wind exposed risks.

In addition, the triangle class includes habitational property risks across the U.S. with a focus in the Northeast.

h) Reinsurance Catastrophe – Catastrophe

The catastrophe reinsurance triangle class includes property and workers’ compensation catastrophe reinsurance, which are described in more detail below:

Endurance’s property catastrophe business reinsures ceding company clients’ exposures to catastrophic events such as tropical cyclones including hurricanes and typhoons, earthquakes and tsunamis, floods, thunderstorms including tornados and hailstorms, fire, as well as terror attacks on a treaty basis. Coverage typically applies only when a catastrophic event impacts more than one risk or insured. Endurance has established a worldwide portfolio of reinsurance contracts,

Endurance Specialty Holdings Ltd.

2012 Global Loss Triangles

including coverage in the Americas, Europe, Africa, Asia, and Oceania. Endurance reinsures predominantly on an indemnity excess of loss basis, although Endurance also provides pro rata coverage for certain types of events primarily related to catastrophes. In addition, coverage can be based on either an industry loss or physical trigger basis. This business is underwritten in our Bermuda subsidiary and Zurich branch.

Endurance’s workers’ compensation catastrophe reinsurance consists of the reinsurance of U.S. workers’ compensation writers against multi-life events. The major exposures are earthquake and transport related losses. This business is underwritten in our Bermuda operating subsidiary.

i) Reinsurance Property – Property

The property reinsurance triangle class contains international and U.S. per risk excess of loss and proportional treaty business underwritten in Endurance’s U.S. and U.K. subsidiaries and its Singapore and Zurich branches.

Endurance’s property per risk treaty reinsurance covers portfolios of individual property risks such as buildings, contents, equipment and business interruption that are protected by primary insurers. These risks are assumed on a treaty basis. Endurance underwrites personal, commercial and industrial lines, but the years shown in this report are predominantly commercial and industrial exposures. Endurance underwrites pro rata of primary, pro rata of excess and traditional excess of loss business. All excess of loss agreements have risk limits in place and, with a limited number of exceptions; all treaties either have occurrence limits or limited reinstatement rights.

j) Reinsurance Casualty – Casualty Motor

The casualty motor reinsurance triangle class comprises treaty reinsurance of U.S. and international ceding companies underwriting motor business. Since accident year 2009, the international business is comprised largely of excess of loss protections. The U.S. business is a mix of proportional and excess of loss coverages. For both the international and U.S. books, the exposure is largely third party liability.

k) Reinsurance Casualty – Casualty Other

The casualty other reinsurance triangle class includes third party liability exposures from ceding companies on a treaty basis and comprises most casualty exposures including, general liability, public liability, products liability, umbrella and clash, warranty, miscellaneous errors and omissions, excess casualty and political risk. This triangle class includes both frequency and severity-exposed contracts covering risk underwritten on both an occurrence and claims made basis. This business is underwritten by the Company’s Bermuda, U.K., and U.S. subsidiaries and its Singapore and Zurich branches.

Endurance Specialty Holdings Ltd.

2012 Global Loss Triangles

l) Reinsurance Casualty – Professional Liability

The professional liability reinsurance triangle class contains the reinsurance treaties covering the following classes of business: directors & officers liability, errors & omissions, employment practices liability, fidelity, and fiduciary liability for commercial and financial institutions. The underlying business is written almost exclusively on a claims made basis. Business in this triangle class is written on either an excess of loss or a proportional basis. It is underwritten in our U.S. reinsurance subsidiary.

m) Reinsurance Casualty – Workers’ Compensation

The workers’ compensation reinsurance triangle class was primarily workers’ compensation reinsurance in niche markets in the United States. Endurance writes traditional working layer workers’ compensation reinsurance on either an excess of loss or a proportional basis. Coverage is typically provided on a per person/per occurrence basis. Over 90% of the gross premium for this class was earned prior to 2008 and that business was largely comprised of ground up exposures reinsured on a pro-rata basis.

n) Reinsurance Other Specialty – Agriculture & Other Specialty

For accident years 2005 and later, the agriculture & other specialty reinsurance triangle class predominantly consists of U.S. and international agricultural reinsurance, but also includes personal accident reinsurance underwritten by the Company’s Bermuda, U.K., and U.S. subsidiaries and its Singapore and Zurich branches. For accident years 2004 and prior, this class is comprised of a variety specialty business underwritten by our Bermuda and US subsidiaries

Endurance’s agriculture reinsurance products specialize in risks associated with the production of food and fiber on a global basis underwritten through traditional treaty reinsurance, proportional and aggregate stop loss, as well as custom risk transfer mechanisms. The protections offered provide coverage for yield and revenue losses resulting from weather related perils such as drought and hail as well as losses stemming from commodity price movements.

Endurance’s other specialty lines include personal accident products such as accidental death, medical and disability coverages underwritten on a treaty and facultative reinsurance basis. Endurance’s personal accident products provide per person and catastrophe protection, for life insurance companies and other specialty risk underwriters. Accident years 2005 and prior contain a wide variety of specialty business including accident and health, general liability, terrorism, fidelity, surety, umbrella, marine, energy, errors and omissions, and workers’ compensation.

o) Reinsurance Other Specialty – Surety and Trade Credit

The surety and trade credit reinsurance triangle class is largely comprised of U.S. programs established on either a direct or brokered basis. Reinsured products include contract surety, commercial surety, and fidelity. Endurance’s business partners in connection with these products include national account writers, regional companies and specialty operations. Endurance underwrites surety reinsurance on both a proportional and excess of loss basis. Endurance’s surety reinsurance business is underwritten in our U.S. reinsurance subsidiary.

Endurance Specialty Holdings Ltd.

2012 Global Loss Triangles

In November of 2012, Endurance launched a new trade credit and surety business, which is underwritten in its Zurich branch. The trade credit and surety reinsurance business from this new operation will also be included in this triangle class.

p) Reinsurance Other Specialty – Aerospace & Marine

Endurance’s aerospace & marine reinsurance triangle class includes proportional and non-proportional treaty reinsurance for airline hull and liability, aircraft manufacturers’ products liability and general aviation risks. Endurance also includes in this triangle class proportional treaty reinsurance for satellite launch and in-orbit coverage.

The marine products in the aerospace and marine reinsurance triangle class contain a wide range of marine and energy business underwritten on both a proportional and non-proportional basis by the Company’s Bermuda, U.K., and U.S. subsidiaries and its Singapore and Zurich branches. Initially the underwritings were dominated by onshore energy business underwritten from Bermuda. The development of the marine and energy team in the U.K. and U.S. led to an expansion into offshore energy business. In 2006, Endurance exited the offshore energy business and significantly curtailed its underwriting of onshore energy risks. Since 2007, a modest amount of onshore energy risks have been underwritten within the property portfolio and the book has decreased significantly in size with more of a focus on hull and cargo risks.

Endurance Specialty Holdings Ltd.

2012 Global Loss Triangles

V. OVERVIEW OF RESERVING METHODOLOGY

In order to estimate Endurance’s reserve for losses and loss expenses, management uses information either (i) developed from internal or independent external sources, or (ii) pricing information created by Endurance or provided to Endurance by insureds, reinsureds, and brokers at the time individual contracts and policies are bound. In addition, management uses commercially available risk analysis models, contract by contract review by our underwriting teams and to a limited extent, overall market share assumptions to estimate our loss and loss expense reserves related to specific loss events. When the applicable information has been obtained, Endurance uses a variety of actuarial methods to estimate the ultimate losses and loss expenses incurred by Endurance in connection with business it has underwritten and thus, the applicable reserve for losses and loss expenses.

While management does not at this time include an explicit or implicit provision for uncertainty in its reserve for losses and loss expenses, certain of Endurance’s business lines are by their nature subject to additional uncertainties, including Endurance’s casualty, property, catastrophe, and other specialty lines in the Reinsurance business segment and Endurance’s casualty and professional lines in the Insurance business segment, which are discussed in detail above. In addition, Endurance’s Reinsurance business segment is subject to additional factors which add to the uncertainty of estimating loss and loss expense reserves. Time lags in the reporting of losses can also introduce further ambiguity to the process of estimating loss and loss expense reserves.

Certain aspects of Endurance’s casualty line in the Reinsurance business segment and the casualty and professional lines in the Insurance business segment complicate the process of estimating loss reserves. These include the lack of long-term historical data for losses of the same type intended to be covered by the policies and contracts written by Endurance, and the expectation that a portion of losses in excess of Endurance’s attachment levels in many of its contracts will be low in frequency and high in severity, limiting the usefulness of claims experience of other insurers and reinsurers for similar claims. In addition, the portion of Endurance’s casualty line in its Insurance business segment that is underwritten in Bermuda includes policy forms that vary from more traditional policy forms. The primary difference in the casualty policy form used by Endurance’s Bermuda subsidiary from more traditional policy forms relates to the coverage being provided on an occurrence reported basis instead of the typical occurrence or claims-made basis used in traditional policy forms. The occurrence reported policy forms typically cover occurrences causing unexpected and unintended personal injury or property damage to third parties arising from events or conditions that commence at or subsequent to an inception date and prior to the expiration of the policy, provided that proper notice is given during the term of the policy or the discovery period.

Endurance Specialty Holdings Ltd.

2012 Global Loss Triangles

The inherent uncertainty of estimating Endurance’s loss and loss expense reserves for its Reinsurance business segment can be greater principally due to:

(i)	the lag between the time claims are reported to the ceding company and the time they are reported through one or more reinsurance broker intermediaries to Endurance;

(ii)	the differing reserving practices among ceding companies;

(iii)	the diversity of loss development patterns among different types of reinsurance treaties or contracts; and

(iv)	Endurance’s need to rely on its ceding companies for loss information.

In addition to the factors creating uncertainty in Endurance’s estimate of loss and loss expense reserves, Endurance’s estimated reserve for losses and loss expenses can change over time because of unexpected changes in the external environment. Potential changing external factors include:

•	changes in the inflation rate for goods and services related to the covered damages;

•	changes in the general economic environment that could cause unanticipated changes in claim frequency or severity;

•	changes in the litigation environment regarding the representation of plaintiffs and potential plaintiffs;

•

changes in the judicial and/or arbitration environment regarding the interpretation of policy and contract provisions relating to the determination of coverage and/or the amount of damages awarded for certain types of claims;

•	changes in the social environment regarding the general attitude of juries in the determination of liability and damages;

•	changes in the legislative environment regarding the definition of damages;

•	new types of injuries caused by new types of injurious activities or exposures; and

•	in the case of assumed reinsurance, changes in ceding company case reserving and reporting patterns.

Endurance’s estimates of reserves for losses and loss expenses can also change over time because of changes in internal company operations. Potential changing internal factors include:

•	alterations in claims handling procedures;

Endurance Specialty Holdings Ltd.

2012 Global Loss Triangles

•	growth in new lines of business where exposure and loss development patterns are not well established; or

•	changes in the quality of risk selection or pricing in the underwriting process.

Due to the inherent complexity of the assumptions used in establishing Endurance’s loss and loss expense reserve estimates, final claim settlements made by Endurance may vary significantly from the present estimates, particularly when those settlements may not occur until well into the future.

For a more detailed discussion of the Company’s reserving methodology and an analysis of the potential variability in reserves for losses and loss expenses, please see the Company’s most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q as filed with the SEC.

Endurance Specialty Holdings Ltd.

2012 Global Loss Triangles

VI. RECONCILIATIONS

Reconciliation of Gross Unpaid Loss and LAE

The following table reconciles the reserves for losses and loss expenses as of December 31, 2012 as reported in Endurance’s financial statements prepared in accordance with GAAP to the reserves for losses and loss expenses published in the triangles (all amounts in millions of U.S. dollars, on a gross basis):

Consolidated triangles unpaid loss and LAE	$4,253.6

Premium deficiency on 2012 MPCI and crop hail	8.9

Deposit accounting reserves	(22.0)

Impact of audit premium provision	(0.8)

Foreign exchange and other	1.2

Adjusted unpaid loss and LAE	$4,240.9

Reserves for losses and loss expenses
Per December 31, 2012 GAAP Financial Statements	$4,240.9

Endurance Specialty Holdings Ltd.

2012 Global Loss Triangles

Reconciliation of Calendar Year Loss Emergence

The following table reconciles the calendar year 2012 development of losses and loss adjustment expenses as of December 31, 2012 as reported in Endurance’s financial statements prepared in accordance with GAAP to the development of losses and loss adjustment expenses published in the triangles (all amounts in millions).

Calendar year gross loss & ALAE emergence per triangles	($158.8)

Plus calendar year emergence on ULAE	0.5

Plus emergence on contracts subject to deposit accounting	(2.4)

Plus misc. emergence due to foreign exchange & other*	19.0

Plus favorable emergence on ceded loss & LAE	21.5

Adjusted Calendar Year Emergence	($120.2)

Calendar Year Emergence per December 31, 2012
GAAP Financial Statements	($120.2)

Please note that the negative amount above indicates favorable development on prior year losses.

*	A majority of the miscellaneous effect is due to the impact of premium adjustments and the level of aggregation used to compute the prior year development within the global loss triangles.

Valuation Date: December 31, 2012	ENDURANCE SPECIALTY HOLDINGS LIMITED
Values in Thousands USD (1.6255 USD/GBP)	ACCIDENT YEAR GLOBAL DEVELOPMENT TRIANGLES
Consolidated Total
Consolidated Total

ITD SUMMARY

Gross

Accident Year	Earned Premium	Paid Loss & ALAE	Case Reserves & ALAE	Additional Case Reserves	IBNR	PaidULAE	ULAE Reserve	Ultimate Loss & LAE	Ultimate Loss & LAE Ratio
2003 & Prior	1,707,624	519,122	19,260	10,667	64,616	321	1,418	615,403	36%
2004	1,649,058	662,747	18,480	2,282	62,685	403	1,252	747,849	45%
2005	1,809,733	1,546,463	67,671	8,267	83,921	1,682	2,454	1,710,459	95%
2006	1,908,149	624,341	54,407	5,033	104,976	2,183	3,027	793,966	42%
2007	1,779,668	685,197	80,849	14,097	138,372	9,873	4,486	932,874	52%
2008	2,189,366	1,233,284	187,947	13,169	163,538	15,835	6,798	1,620,572	74%
2009	2,093,638	907,566	101,548	13,992	248,695	15,377	7,912	1,295,089	62%
2010	2,039,558	667,446	168,778	13,422	332,026	9,712	11,374	1,202,758	59%
2011	2,387,328	1,687,595	286,392	29,648	461,341	7,954	16,958	2,489,888	104%
2012	2,493,064	921,132	619,553	59,863	740,478	1,617	21,928	2,364,571	95%

	20,057,186	9,454,893	1,604,885	170,439	2,400,649	64,956	77,609	13,773,429	69%

Ceded

Accident Year	Earned Premium	Paid Loss & ALAE	Case Reserves & ALAE	Additional Case Reserves	IBNR	PaidULAE	ULAE Reserve	Ultimate Loss & LAE	Ultimate Loss & LAE Ratio
2003 & Prior	36,110	1,064	—	—	268	—	—	1,332	4%
2004	11,317	9,713	68	—	8	—	—	9,789	86%
2005	28,565	13,628	486	—	1,376	—	—	15,490	54%
2006	117,835	19,393	10,779	—	6,575	—	—	36,747	31%
2007	204,218	30,537	11,072	—	13,105	—	—	54,713	27%
2008	423,932	293,337	7,066	—	14,992	—	—	315,394	74%
2009	437,480	282,852	8,197	—	35,685	—	—	326,734	75%
2010	307,114	68,589	20,564	—	45,831	—	—	134,984	44%
2011	437,421	605,802	12,414	523	69,160	—	—	687,899	157%
2012	503,442	314,154	314,551	3,042	107,299	—	—	739,047	147%

	2,507,434	1,639,070	385,197	3,565	294,297	—	—	2,322,130	93%

Net

Accident Year	Earned Premium	Paid Loss & ALAE	Case Reserves & ALAE	Additional Case Reserves	IBNR	PaidULAE	ULAE Reserve	Ultimate Loss & LAE	Ultimate Loss & LAE Ratio
2003 & Prior	1,671,514	518,058	19,260	10,667	64,348	321	1,418	614,071	37%
2004	1,637,740	653,034	18,412	2,282	62,677	403	1,252	738,060	45%
2005	1,781,168	1,532,835	67,185	8,267	82,546	1,682	2,454	1,694,969	95%
2006	1,790,314	604,947	43,628	5,033	98,401	2,183	3,027	757,219	42%
2007	1,575,450	654,660	69,777	14,097	125,268	9,873	4,486	878,161	56%
2008	1,765,434	939,947	180,882	13,169	148,547	15,835	6,798	1,305,178	74%
2009	1,656,158	624,714	93,350	13,992	213,010	15,377	7,912	968,355	58%
2010	1,732,444	598,856	148,214	13,422	286,195	9,712	11,374	1,067,774	62%
2011	1,949,907	1,081,793	273,978	29,125	392,181	7,954	16,958	1,801,989	92%
2012	1,989,623	606,978	305,003	56,820	633,179	1,617	21,928	1,625,525	82%

	17,549,752	7,815,823	1,219,688	166,873	2,106,351	64,956	77,609	11,451,300	65%

Insurance – Agriculture gross is gross of FCIC cession

Exhibit 1, Page 1

Valuation Date: December 31, 2012	ENDURANCE SPECIALTY HOLDINGS LIMITED
Values in Thousands USD (1.6255 USD/GBP)	ACCIDENT YEAR GLOBAL DEVELOPMENT TRIANGLES
Consolidated Total
Consolidated Total

GROSS BASIS

Paid Loss & ALAE	12	24	36	48	60	72	84	96	108	120
2003 & Prior	102,579	222,021	288,471	351,083	396,093	431,114	456,293	486,414	500,820	519,122
2004	128,450	365,831	464,756	539,466	582,106	615,691	633,537	650,445	662,747
2005	300,106	875,087	1,201,753	1,361,301	1,456,018	1,504,519	1,524,590	1,546,463
2006	66,050	310,911	416,627	498,943	550,111	584,356	624,341
2007	72,805	319,764	419,652	567,094	632,730	685,197
2008	490,336	937,381	1,083,332	1,160,053	1,233,284
2009	469,014	740,766	845,674	907,566
2010	292,727	559,270	667,446
2011	1,180,720	1,687,595
2012	921,132

Case Incurred Loss & ALAE (incl ACRs)	12	24	36	48	60	72	84	96	108	120
2003 & Prior	264,203	383,065	443,949	492,847	515,084	526,625	537,579	533,617	545,378	549,048
2004	331,220	569,816	620,889	644,714	667,245	674,493	670,387	677,474	683,509
2005	970,526	1,460,820	1,545,146	1,605,726	1,639,653	1,613,937	1,617,205	1,622,402
2006	206,699	467,835	537,918	593,662	629,736	679,090	683,780
2007	208,438	508,045	629,293	703,535	743,218	780,143
2008	956,546	1,135,572	1,295,486	1,377,940	1,434,401
2009	754,664	907,646	960,252	1,023,105
2010	548,399	768,420	849,646
2011	1,705,845	2,003,635
2012	1,600,548

Ultimate Loss & ALAE	12	24	36	48	60	72	84	96	108	120
2003 & Prior	936,384	804,422	746,266	724,020	707,231	689,767	667,891	637,535	622,692	613,664
2004	1,090,102	992,309	908,465	880,476	849,438	828,683	783,731	781,469	746,194
2005	1,813,464	1,881,200	1,856,763	1,828,552	1,812,855	1,759,566	1,731,717	1,706,323
2006	992,636	915,695	868,401	841,403	820,451	816,841	788,756
2007	965,429	955,858	950,130	938,362	914,367	918,515
2008	1,658,077	1,553,694	1,612,055	1,609,829	1,597,939
2009	1,347,901	1,323,600	1,273,031	1,271,800
2010	1,305,067	1,222,699	1,181,672
2011	2,476,039	2,464,976
2012	2,341,026

Diagonals as of 12/31

Insurance – Agriculture gross is gross of FCIC cession

Exhibit 1, Page 2

Valuation Date: December 31, 2012	ENDURANCE SPECIALTY HOLDINGS LIMITED
Values in Thousands USD (1.6255 USD/GBP)	ACCIDENT YEAR GLOBAL DEVELOPMENT TRIANGLES
Consolidated Total
Consolidated Total

GROSS BASIS

Ultimate Loss & ALAE Ratio	12	24	36	48	60	72	84	96	108	120
2003 & Prior	54.8%	47.1%	43.7%	42.4%	41.4%	40.4%	39.1%	37.3%	36.5%	35.9%
2004	66.1%	60.2%	55.1%	53.4%	51.5%	50.3%	47.5%	47.4%	45.2%
2005	100.2%	103.9%	102.6%	101.0%	100.2%	97.2%	95.7%	94.3%
2006	52.0%	48.0%	45.5%	44.1%	43.0%	42.8%	41.3%
2007	54.2%	53.7%	53.4%	52.7%	51.4%	51.6%
2008	75.7%	71.0%	73.6%	73.5%	73.0%
2009	64.4%	63.2%	60.8%	60.7%
2010	64.0%	59.9%	57.9%
2011	103.7%	103.3%
2012	93.9%

Earned Premium	12	24	36	48	60	72	84	96	108	120
2003 & Prior	1,682,711	1,701,267	1,714,528	1,706,833	1,707,845	1,707,025	1,707,647	1,707,626	1,707,545	1,707,624
2004	1,617,641	1,640,029	1,643,348	1,645,742	1,646,514	1,648,166	1,649,238	1,648,845	1,649,058
2005	1,790,944	1,807,288	1,811,177	1,812,522	1,814,092	1,809,910	1,809,414	1,809,733
2006	1,862,522	1,899,129	1,906,281	1,909,174	1,908,318	1,907,713	1,908,149
2007	1,779,041	1,781,871	1,777,335	1,778,449	1,778,817	1,779,668
2008	2,177,030	2,165,326	2,165,203	2,177,309	2,189,366
2009	2,087,883	2,092,668	2,093,736	2,093,638
2010	2,034,743	2,041,704	2,039,558
2011	2,376,243	2,387,328
2012	2,493,064

Loss Emergence	@ 12	12 - 24	24 - 36	36 - 48	48 - 60	60 - 72	72 - 84	84 - 96	96 - 108	108 - 120	Total Development
2003 & Prior	936,384	(131,961)	(58,157)	(22,246)	(16,789)	(17,463)	(21,876)	(30,356)	(14,843)	(9,028)	(322,720)
2004	1,090,102	(97,793)	(83,844)	(27,989)	(31,037)	(20,756)	(44,951)	(2,262)	(35,275)		(343,907)
2005	1,813,464	67,736	(24,437)	(28,211)	(15,697)	(53,289)	(27,849)	(25,394)			(107,142)
2006	992,636	(76,940)	(47,295)	(26,998)	(20,951)	(3,611)	(28,085)				(203,879)
2007	965,429	(9,571)	(5,728)	(11,768)	(23,996)	4,148					(46,914)
2008	1,658,077	(104,382)	58,361	(2,226)	(11,890)						(60,137)
2009	1,347,901	(24,301)	(50,569)	(1,231)							(76,101)
2010	1,305,067	(82,368)	(41,027)								(123,395)
2011	2,476,039	(11,064)									(11,064)
2012	2,341,026

Calendar Year	CY 2003	CY 2004	CY 2005	CY 2006	CY 2007	CY 2008	CY 2009	CY 2010	CY 2011	CY 2012	Total Development
	N/A	(131,961)	(155,950)	(38,355)	(146,155)	(133,577)	(195,438)	(127,256)	(207,723)	(158,846)	(1,295,261)

Diagonals as of 12/31

Insurance – Agriculture gross is gross of FCIC cession

Exhibit 1, Page 3

Valuation Date: December 31, 2012	ENDURANCE SPECIALTY HOLDINGS LIMITED
Values in Thousands USD (1.6255 USD/GBP)	ACCIDENT YEAR GLOBAL DEVELOPMENT TRIANGLES
Insurance Agriculture
Agriculture

ITD SUMMARY

Gross

Accident Year	Earned Premium	Paid Loss & ALAE	Case Reserves & ALAE	Additional Case Reserves	IBNR	PaidULAE	ULAE Reserve	Ultimate Loss & LAE	Ultimate Loss & LAE Ratio
2003 & Prior	—	—	—	—	—	—	—	—	0%
2004	—	—	—	—	—	—	—	—	0%
2005	—	—	—	—	—	—	—	—	0%
2006	—	—	—	—	—	—	—	—	0%
2007	13,413	—	—	—	—	—	—	—	0%
2008	622,185	592,425	113	—	—	—	—	592,538	95%
2009	599,813	530,388	859	—	1,252	—	—	532,499	89%
2010	564,234	334,744	536	—	1,929	—	—	337,209	60%
2011	847,048	1,101,196	1,037	—	9,212	—	—	1,111,444	131%
2012	885,139	788,015	389,663	—	50,298	—	—	1,227,976	139%

	3,531,834	3,346,767	392,209	—	62,690	—	—	3,801,666	108%

Ceded

Accident Year	Earned Premium	Paid Loss & ALAE	Case Reserves & ALAE	Additional Case Reserves	IBNR	PaidULAE	ULAE Reserve	Ultimate Loss & LAE	Ultimate Loss & LAE Ratio
2003 & Prior	—	—	—	—	—	—	—	—	0%
2004	—	—	—	—	—	—	—	—	0%
2005	—	—	—	—	—	—	—	—	0%
2006	—	—	—	—	—	—	—	—	0%
2007	7,725	—	—	—	—	—	—	—	0%
2008	253,728	278,702	21	—	—	—	—	278,723	110%
2009	268,099	249,397	485	—	952	—	—	250,833	94%
2010	166,349	54,976	295	—	1,530	—	—	56,801	34%
2011	282,434	594,291	719	—	6,906	—	—	601,916	213%
2012	336,266	309,218	310,240	—	27,192	—	—	646,649	192%

	1,314,601	1,486,584	311,760	—	36,580	—	—	1,834,923	140%

Net

Accident Year	Earned Premium	Paid Loss & ALAE	Case Reserves & ALAE	Additional Case Reserves	IBNR	PaidULAE	ULAE Reserve	Ultimate Loss & LAE	Ultimate Loss & LAE Ratio
2003 & Prior	—	—	—	—	—	—	—	—	0%
2004	—	—	—	—	—	—	—	—	0%
2005	—	—	—	—	—	—	—	—	0%
2006	—	—	—	—	—	—	—	—	0%
2007	5,688	—	—	—	—	—	—	—	0%
2008	368,458	313,722	92	—	—	—	—	313,814	85%
2009	331,714	280,991	375	—	300	—	—	281,666	85%
2010	397,885	279,768	241	—	399	—	—	280,408	70%
2011	564,614	506,905	318	—	2,305	—	—	509,528	90%
2012	548,873	478,797	79,424	—	23,106	—	—	581,327	106%

	2,217,232	1,860,184	80,449	—	26,110	—	—	1,966,743	89%

Insurance – Agriculture gross is gross of FCIC cession

Exhibit 2, Page 1

Valuation Date: December 31, 2012	ENDURANCE SPECIALTY HOLDINGS LIMITED
Values in Thousands USD (1.6255 USD/GBP)	ACCIDENT YEAR GLOBAL DEVELOPMENT TRIANGLES
Insurance Agriculture
Agriculture

GROSS BASIS

Paid Loss & ALAE	12	24	36	48	60	72	84	96	108	120
2003 & Prior	—	—	—	—	—	—	—	—	—	—
2004	—	—	—	—	—	—	—	—	—
2005	—	—	—	—	—	—	—	—
2006	—	—	—	—	—	—	—
2007	28	505	1,467	13,216	—	—
2008	339,001	587,514	597,530	592,317	592,425
2009	402,835	523,951	528,783	530,388
2010	222,620	334,129	334,744
2011	897,889	1,101,196
2012	788,015

Case Incurred Loss & ALAE (incl ACRs)	12	24	36	48	60	72	84	96	108	120
2003 & Prior	—	—	—	—	—	—	—	—	—	—
2004	—	—	—	—	—	75	—	—	—
2005	—	—	—	—	—	—	—	—
2006	—	—	—	163	—	—	—
2007	724	505	1,467	13,226	—	—
2008	586,040	601,083	598,096	592,430	592,538
2009	571,689	533,684	529,366	531,247
2010	328,705	336,464	335,280
2011	1,098,453	1,102,233
2012	1,177,678

Ultimate Loss & ALAE	12	24	36	48	60	72	84	96	108	120
2003 & Prior	—	—	—	—	—	—	—	—	—	—
2004	—	—	—	—	—	—	—	—	—
2005	—	—	—	—	—	—	—	—
2006	—	—	—	—	—	—	—
2007	11,963	505	1,467	13,226	—	—
2008	668,958	625,208	622,092	604,081	592,538
2009	588,691	534,134	529,723	532,499
2010	402,433	338,069	337,209
2011	1,148,248	1,111,444
2012	1,227,976

Diagonals as of 12/31

Insurance – Agriculture gross is gross of FCIC cession

Exhibit 2, Page 2

Valuation Date: December 31, 2012	ENDURANCE SPECIALTY HOLDINGS LIMITED
Values in Thousands USD (1.6255 USD/GBP)	ACCIDENT YEAR GLOBAL DEVELOPMENT TRIANGLES
Insurance Agriculture
Agriculture

GROSS BASIS

Ultimate Loss & ALAE Ratio	12	24	36	48	60	72	84	96	108	120
2003 & Prior	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%
2004	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%
2005	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%
2006	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%
2007	89.2%	3.8%	10.9%	98.6%	0.0%	0.0%
2008	107.5%	100.5%	100.0%	97.1%	95.2%
2009	98.1%	89.1%	88.3%	88.8%
2010	71.3%	59.9%	59.8%
2011	135.6%	131.2%
2012	138.7%

Earned Premium	12	24	36	48	60	72	84	96	108	120
2003 & Prior	—	—	—	—	—	—	—	—	—	—
2004	—	—	—	—	—	—	—	—	—
2005	—	—	—	—	—	—	—	—
2006	—	—	—	—	—	—	—
2007	13,413	13,413	13,413	13,413	13,413	13,413
2008	610,185	598,185	598,185	610,185	622,185
2009	600,073	599,813	599,813	599,813
2010	564,234	564,234	564,234
2011	847,048	847,048
2012	885,139

Loss Emergence	@ 12	12 - 24	24 - 36	36 - 48	48 - 60	60 - 72	72 - 84	84 - 96	96 - 108	108 - 120	Total Development
2003 & Prior	—	—	—	—	—	—	—	—	—	—	—
2004	—	—	—	—	—	—	—	—	—		—
2005	—	—	—	—	—	—	—	—			—
2006	—	—	—	—	—	—	—				—
2007	11,963	(11,458)	962	11,759	(13,226)	—					(11,963)
2008	668,958	(43,750)	(3,116)	(18,011)	(11,543)						(76,421)
2009	588,691	(54,557)	(4,411)	2,776							(56,192)
2010	402,433	(64,364)	(860)								(65,224)
2011	1,148,248	(36,803)									(36,803)
2012	1,227,976

Calendar Year	CY 2003	CY 2004	CY 2005	CY 2006	CY 2007	CY 2008	CY 2009	CY 2010	CY 2011	CY 2012	Total Development
	N/A	—	—	—	—	(11,458)	(42,788)	(45,915)	(100,012)	(46,430)	(246,603)

Diagonals as of 12/31

Insurance – Agriculture gross is gross of FCIC cession

Exhibit 2, Page 3

Valuation Date: December 31, 2012	ENDURANCE SPECIALTY HOLDINGS LIMITED
Values in Thousands USD (1.6255 USD/GBP)	ACCIDENT YEAR GLOBAL DEVELOPMENT TRIANGLES
Insurance Casualty and Other Specialty
High Attaching Excess of Loss Casualty

ITD SUMMARY

Gross

Accident Year	Earned Premium	Paid Loss & ALAE	Case Reserves & ALAE	Additional Case Reserves	IBNR	PaidULAE	ULAE Reserve	Ultimate Loss & LAE	Ultimate Loss & LAE Ratio
2003 & Prior	193,231	3,428	—	—	11,650	—	175	15,252	8%
2004	189,315	9,078	—	—	18,538	92	278	27,987	15%
2005	205,860	10,379	25,013	—	31,083	107	841	67,424	33%
2006	199,923	35,415	2,024	—	39,223	13	619	77,295	39%
2007	172,436	22,825	178	—	47,104	2,037	709	72,853	42%
2008	146,526	14,984	35,287	—	52,798	1,509	1,321	105,899	72%
2009	139,939	19,474	1,135	—	66,200	1,807	1,010	89,627	64%
2010	147,518	25,809	53,575	—	83,722	1,156	2,059	166,321	113%
2011	144,133	30	1,032	—	95,669	24	1,451	98,205	68%
2012	138,776	35	158	—	93,571	(4)	1,406	95,167	69%

	1,677,658	141,457	118,403	—	539,559	6,741	9,869	816,030	49%

Ceded

Accident Year	Earned Premium	Paid Loss & ALAE	Case Reserves & ALAE	Additional Case Reserves	IBNR	PaidULAE	ULAE Reserve	Ultimate Loss & LAE	Ultimate Loss & LAE Ratio
2003 & Prior	—	—	—	—	—	—	—	—	0%
2004	—	—	—	—	—	—	—	—	0%
2005	180	—	—	—	68	—	—	68	38%
2006	170	—	—	—	90	—	—	90	53%
2007	3,728	—	—	—	1,283	—	—	1,283	34%
2008	5,526	—	—	—	1,153	—	—	1,153	21%
2009	14,871	3,958	240	—	7,449	—	—	11,647	78%
2010	23,186	8,180	16,656	—	14,906	—	—	39,743	171%
2011	31,108	18	(2)	—	20,101	—	—	20,117	65%
2012	40,152	—	47	—	26,257	—	—	26,305	66%

	118,920	12,156	16,942	—	71,308	—	—	100,406	84%

Net

Accident Year	Earned Premium	Paid Loss & ALAE	Case Reserves & ALAE	Additional Case Reserves	IBNR	PaidULAE	ULAE Reserve	Ultimate Loss & LAE	Ultimate Loss & LAE Ratio
2003 & Prior	193,231	3,428	—	—	11,650	—	175	15,252	8%
2004	189,315	9,078	—	—	18,538	92	278	27,987	15%
2005	205,680	10,379	25,013	—	31,015	107	841	67,356	33%
2006	199,753	35,415	2,024	—	39,133	13	619	77,205	39%
2007	168,708	22,825	178	—	45,822	2,037	709	71,570	42%
2008	141,000	14,984	35,287	—	51,645	1,509	1,321	104,745	74%
2009	125,068	15,515	895	—	58,752	1,807	1,010	77,980	62%
2010	124,332	17,629	36,919	—	68,816	1,156	2,059	126,578	102%
2011	113,025	12	1,034	—	75,567	24	1,451	78,088	69%
2012	98,624	35	111	—	67,314	(4)	1,406	68,863	70%

	1,558,737	129,301	101,462	—	468,251	6,741	9,869	715,624	46%

Exhibit 3, Page 1

Valuation Date: December 31, 2012	ENDURANCE SPECIALTY HOLDINGS LIMITED
Values in Thousands USD (1.6255 USD/GBP)	ACCIDENT YEAR GLOBAL DEVELOPMENT TRIANGLES
Insurance Casualty and Other Specialty
High Attaching Excess of Loss Casualty

GROSS BASIS

Paid Loss & ALAE	12	24	36	48	60	72	84	96	108	120
2003 & Prior	—	18	19	22	22	1,728	1,728	3,428	3,428	3,428
2004	—	—	—	—	3	4	29	38	9,078
2005	2,780	2,737	7,711	8,041	8,470	10,158	10,311	10,379
2006	25	6,681	8,833	35,366	35,366	35,405	35,415
2007	—	20	2,348	18,728	21,914	22,825
2008	12,263	9,987	14,874	14,878	14,984
2009	12	69	18,564	19,474
2010	44	483	25,809
2011	—	30
2012	35

Case Incurred Loss & ALAE (incl ACRs)	12	24	36	48	60	72	84	96	108	120
2003 & Prior	0	5,018	5,019	772	772	1,756	1,728	3,428	3,428	3,428
2004	—	—	—	—	3	4	79	3,079	9,078
2005	5,780	10,787	12,761	29,541	42,616	35,211	35,356	35,393
2006	5,525	15,548	24,411	35,390	35,390	35,440	37,440
2007	2,000	2,520	2,498	18,877	23,766	23,003
2008	12,513	17,237	45,644	45,146	50,271
2009	12	20,689	19,063	20,609
2010	25,544	78,094	79,384
2011	—	1,062
2012	194

Ultimate Loss & ALAE	12	24	36	48	60	72	84	96	108	120
2003 & Prior	133,572	116,815	100,472	84,772	71,672	65,672	55,942	31,552	24,071	15,078
2004	130,280	113,642	107,571	94,941	73,156	61,279	39,727	30,927	27,616
2005	152,500	150,630	140,309	122,380	114,324	91,788	74,212	66,476
2006	155,455	149,492	132,833	121,567	97,763	82,591	76,662
2007	126,241	109,673	90,682	91,929	81,729	70,107
2008	108,849	98,761	123,272	109,205	103,069
2009	83,160	103,199	95,965	86,809
2010	135,604	170,067	163,106
2011	95,713	96,731
2012	93,765

Diagonals as of 12/31

Exhibit 3, Page 2

Valuation Date: December 31, 2012	ENDURANCE SPECIALTY HOLDINGS LIMITED
Values in Thousands USD (1.6255 USD/GBP)	ACCIDENT YEAR GLOBAL DEVELOPMENT TRIANGLES
Insurance Casualty and Other Specialty
High Attaching Excess of Loss Casualty

GROSS BASIS

Ultimate Loss & ALAE Ratio	12	24	36	48	60	72	84	96	108	120
2003 & Prior	69.1%	60.5%	52.0%	43.9%	37.1%	34.0%	29.0%	16.3%	12.5%	7.8%
2004	68.8%	60.0%	56.8%	50.1%	38.6%	32.4%	21.0%	16.3%	14.6%
2005	74.1%	73.2%	68.2%	59.4%	55.5%	44.6%	36.0%	32.3%
2006	77.8%	74.8%	66.4%	60.8%	48.9%	41.3%	38.3%
2007	73.2%	63.6%	52.6%	53.3%	47.4%	40.7%
2008	74.3%	67.4%	84.1%	74.5%	70.3%
2009	59.4%	73.7%	68.6%	62.0%
2010	91.9%	115.3%	110.6%
2011	66.4%	67.1%
2012	67.6%

Earned Premium	12	24	36	48	60	72	84	96	108	120
2003 & Prior	217,315	193,231	193,231	193,231	193,231	193,231	193,231	193,231	193,231	193,231
2004	190,817	189,354	189,354	189,314	189,314	189,315	189,315	189,315	189,315
2005	205,798	205,265	205,096	204,894	204,915	204,914	205,860	205,860
2006	200,617	200,785	200,412	200,445	200,443	199,847	199,923
2007	173,365	172,731	172,714	172,712	172,362	172,436
2008	146,605	146,534	146,526	146,526	146,526
2009	139,898	139,943	139,939	139,939
2010	147,811	147,522	147,518
2011	144,128	144,133
2012	138,776

Loss Emergence	@ 12	12 - 24	24 - 36	36 - 48	48 - 60	60 - 72	72 - 84	84 - 96	96 - 108	108 - 120	Total Development
2003 & Prior	133,572	(16,756)	(16,344)	(15,700)	(13,101)	(5,999)	(9,730)	(24,390)	(7,480)	(8,994)	(118,494)
2004	130,280	(16,638)	(6,070)	(12,630)	(21,785)	(11,877)	(21,552)	(8,800)	(3,310)		(102,664)
2005	152,500	(1,869)	(10,321)	(17,929)	(8,056)	(22,536)	(17,575)	(7,736)			(86,024)
2006	155,455	(5,963)	(16,658)	(11,266)	(23,804)	(15,172)	(5,928)				(78,792)
2007	126,241	(16,567)	(18,991)	1,246	(10,200)	(11,622)					(56,134)
2008	108,849	(10,088)	24,511	(14,067)	(6,136)						(5,780)
2009	83,160	20,039	(7,235)	(9,155)							3,650
2010	135,604	34,464	(6,961)								27,502
2011	95,713	1,018									1,018
2012	93,765

Calendar Year	CY 2003	CY 2004	CY 2005	CY 2006	CY 2007	CY 2008	CY 2009	CY 2010	CY 2011	CY 2012	Total Development
	N/A	(16,756)	(32,982)	(23,639)	(42,015)	(78,939)	(70,008)	(46,486)	(46,066)	(58,825)	(415,718)

Diagonals as of 12/31

Exhibit 3, Page 3

Valuation Date: December 31, 2012	ENDURANCE SPECIALTY HOLDINGS LIMITED
Values in Thousands USD (1.6255 USD/GBP)	ACCIDENT YEAR GLOBAL DEVELOPMENT TRIANGLES
Insurance Casualty and Other Specialty
United States Sourced Casualty

ITD SUMMARY

Gross

Accident Year	Earned Premium	Paid Loss & ALAE	Case Reserves & ALAE	Additional Case Reserves	IBNR	PaidULAE	ULAE Reserve	Ultimate Loss & LAE	Ultimate Loss & LAE Ratio
2003 & Prior	—	—	—	—	—	—	—	—	0%
2004	—	—	—	—	—	—	—	—	0%
2005	6,146	110	32	—	1,402	114	78	1,736	28%
2006	34,859	25,422	11,311	—	8,501	696	779	46,709	134%
2007	53,932	13,070	15,512	—	14,241	1,277	1,210	45,311	84%
2008	75,164	15,927	12,139	—	22,680	1,755	1,581	54,082	72%
2009	139,207	57,339	17,572	0	50,534	4,821	3,263	133,528	96%
2010	155,863	24,499	18,217	—	68,947	2,039	4,293	117,996	76%
2011	192,039	19,769	32,671	—	102,119	2,633	6,515	163,708	85%
2012	214,790	4,762	8,353	—	143,278	292	8,110	164,795	77%

	871,998	160,898	115,807	0	411,702	13,627	25,828	727,863	83%

Ceded

Accident Year	Earned Premium	Paid Loss & ALAE	Case Reserves & ALAE	Additional Case Reserves	IBNR	PaidULAE	ULAE Reserve	Ultimate Loss & LAE	Ultimate Loss & LAE Ratio
2003 & Prior	—	—	—	—	—	—	—	—	0%
2004	—	—	—	—	—	—	—	—	0%
2005	4,336	83	24	—	1,061	—	—	1,168	27%
2006	25,175	18,166	8,330	—	6,207	—	—	32,704	130%
2007	37,001	8,761	10,644	—	10,186	—	—	29,590	80%
2008	37,913	6,686	6,715	—	11,657	—	—	25,058	66%
2009	48,951	22,233	3,484	—	20,076	—	—	45,793	94%
2010	48,896	700	2,344	—	23,746	—	—	26,790	55%
2011	48,379	1,669	4,182	—	30,141	—	—	35,993	74%
2012	47,015	2	—	—	33,956	—	—	33,958	72%

	297,666	58,301	35,722	—	137,031	—	—	231,054	78%

Net

Accident Year	Earned Premium	Paid Loss & ALAE	Case Reserves & ALAE	Additional Case Reserves	IBNR	PaidULAE	ULAE Reserve	Ultimate Loss & LAE	Ultimate Loss & LAE Ratio
2003 & Prior	—	—	—	—	—	—	—	—	0%
2004	—	—	—	—	—	—	—	—	0%
2005	1,810	27	8	—	340	114	78	567	31%
2006	9,683	7,256	2,981	—	2,294	696	779	14,005	145%
2007	16,930	4,310	4,868	—	4,056	1,277	1,210	15,721	93%
2008	37,252	9,241	5,424	—	11,023	1,755	1,581	29,024	78%
2009	90,255	35,105	14,089	0	30,457	4,821	3,263	87,735	97%
2010	106,967	23,799	15,874	—	45,201	2,039	4,293	91,205	85%
2011	143,659	18,100	28,488	—	71,978	2,633	6,515	127,715	89%
2012	167,775	4,760	8,353	—	109,322	292	8,110	130,837	78%

	574,332	102,597	80,085	0	274,671	13,627	25,828	496,808	87%

Exhibit 4, Page 1

Valuation Date: December 31, 2012	ENDURANCE SPECIALTY HOLDINGS LIMITED
Values in Thousands USD (1.6255 USD/GBP)	ACCIDENT YEAR GLOBAL DEVELOPMENT TRIANGLES
Insurance Casualty and Other Specialty
United States Sourced Casualty

GROSS BASIS

Paid Loss & ALAE	12	24	36	48	60	72	84	96	108	120
2003 & Prior	—	—	—	—	—	—	—	—	—	—
2004	—	—	—	—	—	—	—	—	—
2005	—	—	—	—	—	14	25	110
2006	29	163	9,741	12,760	15,933	19,032	25,422
2007	63	662	1,647	4,565	6,797	13,070
2008	335	2,005	6,040	11,641	15,927
2009	593	36,922	44,997	57,339
2010	1,679	14,101	24,499
2011	4,801	19,769
2012	4,762

Case Incurred Loss & ALAE (incl ACRs)	12	24	36	48	60	72	84	96	108	120
2003 & Prior	—	—	—	—	—	—	—	—	—	—
2004	—	—	—	—	—	—	—	—	—
2005	—	—	—	—	—	25	58	141
2006	445	12,990	13,939	15,828	19,319	35,616	36,733
2007	1,031	2,318	6,290	9,252	14,216	28,582
2008	1,982	5,771	11,794	21,251	28,066
2009	16,187	46,926	61,650	74,911
2010	11,240	25,696	42,717
2011	14,775	52,440
2012	13,115

Ultimate Loss & ALAE	12	24	36	48	60	72	84	96	108	120
2003 & Prior	—	—	—	—	—	—	—	—	—	—
2004	—	—	—	—	—	—	—	—	—
2005	4,707	5,024	4,085	3,519	2,771	2,440	1,782	1,543
2006	29,342	37,659	35,344	30,052	31,411	45,303	45,234
2007	41,299	37,908	32,610	29,962	30,109	42,824
2008	55,134	47,556	48,277	48,850	50,745
2009	97,493	122,292	124,737	125,445
2010	104,791	108,012	111,663
2011	138,544	154,559
2012	156,393

Diagonals as of 12/31

Exhibit 4, Page 2

Valuation Date: December 31, 2012	ENDURANCE SPECIALTY HOLDINGS LIMITED
Values in Thousands USD (1.6255 USD/GBP)	ACCIDENT YEAR GLOBAL DEVELOPMENT TRIANGLES
Insurance Casualty and Other Specialty
United States Sourced Casualty

GROSS BASIS

Ultimate Loss & ALAE Ratio	12	24	36	48	60	72	84	96	108	120
2003 & Prior	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%
2004	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%
2005	76.6%	81.8%	66.5%	57.3%	45.1%	39.7%	29.0%	25.1%
2006	84.2%	108.0%	101.4%	86.2%	90.1%	130.0%	129.8%
2007	76.6%	70.3%	60.5%	55.6%	55.8%	79.4%
2008	73.4%	63.3%	64.2%	65.0%	67.5%
2009	70.0%	87.8%	89.6%	90.1%
2010	67.2%	69.3%	71.6%
2011	72.1%	80.5%
2012	72.8%

Earned Premium	12	24	36	48	60	72	84	96	108	120
2003 & Prior	—	—	—	—	—	—	—	—	—	—
2004	—	—	—	—	—	—	—	—	—
2005	6,119	6,146	6,146	6,146	6,146	6,146	6,146	6,146
2006	34,671	34,811	34,856	34,855	34,855	34,855	34,859
2007	53,507	53,793	53,979	54,008	53,932	53,932
2008	73,963	74,977	75,237	75,185	75,164
2009	137,748	139,294	139,316	139,207
2010	154,524	155,839	155,863
2011	189,496	192,039
2012	214,790

Loss Emergence	@ 12	12 - 24	24 - 36	36 - 48	48 - 60	60 - 72	72 - 84	84 - 96	96 - 108	108 - 120	Total Development
2003 & Prior	—	—	—	—	—	—	—	—	—	—	—
2004	—	—	—	—	—	—	—	—	—		—
2005	4,707	317	(939)	(566)	(748)	(331)	(658)	(239)			(3,164)
2006	29,342	8,317	(2,316)	(5,292)	1,359	13,892	(69)				15,892
2007	41,299	(3,392)	(5,298)	(2,648)	147	12,715					1,524
2008	55,134	(7,578)	721	572	1,896						(4,388)
2009	97,493	24,799	2,445	708							27,952
2010	104,791	3,221	3,651								6,873
2011	138,544	16,016									16,016
2012	156,393

Calendar Year	CY 2003	CY 2004	CY 2005	CY 2006	CY 2007	CY 2008	CY 2009	CY 2010	CY 2011	CY 2012	Total Development
	N/A	—	—	317	7,378	(6,274)	(18,915)	23,901	19,620	34,677	60,704

Diagonals as of 12/31

Exhibit 4, Page 3

Valuation Date: December 31, 2012	ENDURANCE SPECIALTY HOLDINGS LIMITED
Values in Thousands USD (1.6255 USD/GBP)	ACCIDENT YEAR GLOBAL DEVELOPMENT TRIANGLES
Insurance Casualty and Other Specialty
Workers’ Compensation

ITD SUMMARY

Gross

Accident Year	Earned Premium	Paid Loss & ALAE	Case Reserves & ALAE	Additional Case Reserves	IBNR	PaidULAE	ULAE Reserve	Ultimate Loss & LAE	Ultimate Loss & LAE Ratio
2003 & Prior	—	—	—	—	—	—	—	—	0%
2004	—	—	—	—	—	—	—	—	0%
2005	—	—	—	—	—	—	—	—	0%
2006	29,080	13,537	1,633	—	2,000	10	119	17,299	59%
2007	202,018	109,252	21,661	—	20,727	181	824	152,645	76%
2008	255,758	168,712	40,037	—	18,953	795	1,043	229,539	90%
2009	123,795	61,498	26,423	—	16,594	900	505	105,920	86%
2010	1,761	583	272	—	290	885	7	2,038	116%
2011	—	—	—	—	—	—	—	—	0%
2012	—	—	—	—	—	—	—	—	0%

	612,413	353,583	90,026	—	58,564	2,770	2,498	507,441	83%

Ceded

Accident Year	Earned Premium	Paid Loss & ALAE	Case Reserves & ALAE	Additional Case Reserves	IBNR	PaidULAE	ULAE Reserve	Ultimate Loss & LAE	Ultimate Loss & LAE Ratio
2003 & Prior	—	—	—	—	—	—	—	—	0%
2004	—	—	—	—	—	—	—	—	0%
2005	—	—	—	—	—	—	—	—	0%
2006	756	—	1,631	—	—	—	—	1,631	216%
2007	17,271	—	—	—	1,000	—	—	1,000	6%
2008	26,813	—	—	—	215	—	—	215	1%
2009	15,984	—	2,816	—	3,384	—	—	6,200	39%
2010	1,797	—	—	—	650	—	—	650	36%
2011	—	—	—	—	—	—	—	—	0%
2012	—	—	—	—	—	—	—	—	0%

	62,621	—	4,447	—	5,249	—	—	9,696	15%

Net

Accident Year	Earned Premium	Paid Loss & ALAE	Case Reserves & ALAE	Additional Case Reserves	IBNR	PaidULAE	ULAE Reserve	Ultimate Loss & LAE	Ultimate Loss & LAE Ratio
2003 & Prior	—	—	—	—	—	—	—	—	0%
2004	—	—	—	—	—	—	—	—	0%
2005	—	—	—	—	—	—	—	—	0%
2006	28,324	13,537	3	—	2,000	10	119	15,669	55%
2007	184,747	109,252	21,661	—	19,727	181	824	151,645	82%
2008	228,945	168,712	40,037	—	18,738	795	1,043	229,324	100%
2009	107,811	61,498	23,607	—	13,211	900	505	99,721	92%
2010	(36)	583	272	—	(360)	885	7	1,387	–3908%
2011	—	—	—	—	—	—	—	—	0%
2012	—	—	—	—	—	—	—	—	0%

	549,792	353,583	85,580	—	53,315	2,770	2,498	497,746	91%

Exhibit 5, Page 1

Valuation Date: December 31, 2012	ENDURANCE SPECIALTY HOLDINGS LIMITED
Values in Thousands USD (1.6255 USD/GBP)	ACCIDENT YEAR GLOBAL DEVELOPMENT TRIANGLES
Insurance Casualty and Other Specialty
Workers’ Compensation

GROSS BASIS

Paid Loss & ALAE	12	24	36	48	60	72	84	96	108	120
2003 & Prior	—	—	—	—	—	—	—	—	—	—
2004	—	—	—	—	—	—	—	—	—
2005	—	—	—	—	—	—	—	—
2006	321	6,581	6,698	9,045	10,527	12,251	13,537
2007	9,027	38,427	63,513	81,913	97,121	109,252
2008	23,720	70,730	109,635	141,756	168,712
2009	14,752	35,823	50,495	61,498
2010	272	461	583
2011	—	—
2012	—

Case Incurred Loss & ALAE (incl ACRs)	12	24	36	48	60	72	84	96	108	120
2003 & Prior	—	—	—	—	—	—	—	—	—	—
2004	—	—	—	—	—	—	—	—	—
2005	—	—	—	—	—	—	—	—
2006	1,797	16,724	10,238	11,854	12,464	14,053	15,171
2007	17,365	68,463	90,710	107,482	121,577	130,913
2008	76,641	120,368	161,624	192,035	208,749
2009	44,300	70,132	83,913	87,921
2010	630	808	856
2011	—	—
2012	—

Ultimate Loss & ALAE	12	24	36	48	60	72	84	96	108	120
2003 & Prior	—	—	—	—	—	—	—	—	—	—
2004	—	—	—	—	—	—	—	—	—
2005	—	—	—	—	—	—	—	—
2006	17,797	21,324	16,413	17,176	18,906	16,544	17,171
2007	120,157	121,021	123,879	133,475	141,673	151,640
2008	161,121	176,260	192,223	224,505	227,701
2009	93,776	106,154	103,636	104,516
2010	1,462	1,159	1,146
2011	—	—
2012	—

Diagonals as of 12/31

Exhibit 5, Page 2

Valuation Date: December 31, 2012	ENDURANCE SPECIALTY HOLDINGS LIMITED
Values in Thousands USD (1.6255 USD/GBP)	ACCIDENT YEAR GLOBAL DEVELOPMENT TRIANGLES
Insurance Casualty and Other Specialty
Workers’ Compensation

GROSS BASIS

Ultimate Loss & ALAE Ratio	12	24	36	48	60	72	84	96	108	120
2003 & Prior	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%
2004	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%
2005	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%
2006	61.2%	73.3%	56.4%	59.1%	65.0%	56.9%	59.0%
2007	59.5%	59.9%	61.3%	66.1%	70.1%	75.1%
2008	63.0%	68.9%	75.2%	87.8%	89.0%
2009	75.8%	85.7%	83.7%	84.4%
2010	83.0%	65.8%	65.1%
2011	0.0%	0.0%
2012	0.0%

Earned Premium	12	24	36	48	60	72	84	96	108	120
2003 & Prior	—	—	—	—	—	—	—	—	—	—
2004	—	—	—	—	—	—	—	—	—
2005	—	—	—	—	—	—	—	—
2006	27,909	29,430	29,134	29,053	29,083	29,080	29,080
2007	207,462	207,672	202,093	201,820	202,018	202,018
2008	261,296	256,395	255,389	255,757	255,758
2009	125,412	123,853	123,778	123,795
2010	1,766	1,761	1,761
2011	—	—
2012	—

Loss Emergence	@ 12	12 - 24	24 - 36	36 - 48	48 - 60	60 - 72	72 - 84	84 - 96	96 - 108	108 - 120	Total Development
2003 & Prior	—	—	—	—	—	—	—	—	—	—	—
2004	—	—	—	—	—	—	—	—	—		—
2005	—	—	—	—	—	—	—	—			—
2006	17,797	3,527	(4,911)	763	1,730	(2,362)	627				(627)
2007	120,157	865	2,857	9,596	8,198	9,967					31,483
2008	161,121	15,139	15,963	32,282	3,196						66,580
2009	93,776	12,378	(2,517)	879							10,740
2010	1,462	(304)	(13)								(316)
2011	—	—									—
2012	—

Calendar Year	CY 2003	CY 2004	CY 2005	CY 2006	CY 2007	CY 2008	CY 2009	CY 2010	CY 2011	CY 2012	Total Development
	N/A	—	—	—	3,527	(4,047)	18,759	39,667	35,296	14,656	107,860

Diagonals as of 12/31

Exhibit 5, Page 3

Valuation Date: December 31, 2012	ENDURANCE SPECIALTY HOLDINGS LIMITED
Values in Thousands USD (1.6255 USD/GBP)	ACCIDENT YEAR GLOBAL DEVELOPMENT TRIANGLES
Insurance Professional Lines
Professional Lines

ITD SUMMARY

Gross

Accident Year	Earned Premium	Paid Loss & ALAE	Case Reserves & ALAE	Additional Case Reserves	IBNR	PaidULAE	ULAE Reserve	Ultimate Loss & LAE	Ultimate Loss & LAE Ratio
2003 & Prior	24,753	3,626	71	—	207	1	4	3,909	16%
2004	45,848	9,258	201	—	—	99	3	9,561	21%
2005	53,472	12,487	0	—	17	2	0	12,506	23%
2006	66,737	16,175	1,167	—	3,192	180	81	20,795	31%
2007	81,252	104,439	5,521	—	12,697	2,298	308	125,263	154%
2008	95,830	18,511	60,751	—	19,478	2,478	1,315	102,532	107%
2009	126,223	30,406	13,527	—	44,422	3,485	1,241	93,081	74%
2010	122,716	15,586	4,180	—	58,082	1,332	1,614	80,793	66%
2011	109,285	7,368	5,797	—	61,665	1,226	1,860	77,916	71%
2012	105,779	881	2,659	—	72,303	89	2,260	78,191	74%

	831,895	218,736	93,874	—	272,063	11,188	8,687	604,548	73%

Ceded

Accident Year	Earned Premium	Paid Loss & ALAE	Case Reserves & ALAE	Additional Case Reserves	IBNR	PaidULAE	ULAE Reserve	Ultimate Loss & LAE	Ultimate Loss & LAE Ratio
2003 & Prior	509	—	—	—	262	—	—	262	51%
2004	446	42	28	—	0	—	—	70	16%
2005	290	—	—	—	50	—	—	50	17%
2006	253	167	817	—	19	—	—	1,003	397%
2007	6,752	3,879	187	—	579	—	—	4,645	69%
2008	15,028	4,016	95	—	1,750	—	—	5,861	39%
2009	18,264	5,533	1,098	—	3,021	—	—	9,652	53%
2010	17,774	4,553	1,179	—	3,920	—	—	9,652	54%
2011	16,725	772	1,854	—	9,767	—	—	12,393	74%
2012	22,750	61	26	—	15,272	—	—	15,358	68%

	98,790	19,022	5,284	—	34,640	—	—	58,946	60%

Net

Accident Year	Earned Premium	Paid Loss & ALAE	Case Reserves & ALAE	Additional Case Reserves	IBNR	PaidULAE	ULAE Reserve	Ultimate Loss & LAE	Ultimate Loss & LAE Ratio
2003 & Prior	24,244	3,626	71	—	(54)	1	4	3,647	15%
2004	45,402	9,216	174	—	(0)	99	3	9,491	21%
2005	53,181	12,487	0	—	(34)	2	0	12,456	23%
2006	66,485	16,008	350	—	3,173	180	81	19,792	30%
2007	74,500	100,560	5,334	—	12,118	2,298	308	120,618	162%
2008	80,803	14,495	60,656	—	17,728	2,478	1,315	96,671	120%
2009	107,959	24,873	12,429	—	41,400	3,485	1,241	83,429	77%
2010	104,942	11,033	3,001	—	54,162	1,332	1,614	71,141	68%
2011	92,560	6,596	3,943	—	51,898	1,226	1,860	65,523	71%
2012	83,030	820	2,633	—	57,031	89	2,260	62,833	76%

	733,105	199,714	88,590	—	237,423	11,188	8,687	545,601	74%

Exhibit 6, Page 1

Valuation Date: December 31, 2012	ENDURANCE SPECIALTY HOLDINGS LIMITED
Values in Thousands USD (1.6255 USD/GBP)	ACCIDENT YEAR GLOBAL DEVELOPMENT TRIANGLES
Insurance Professional Lines
Professional Lines

GROSS BASIS

Paid Loss & ALAE	12	24	36	48	60	72	84	96	108	120
2003 & Prior	—	—	5	26	36	39	41	44	3,611	3,626
2004	—	44	160	3,746	4,068	4,075	9,139	9,192	9,258
2005	0	7	318	9	9	12,372	12,479	12,487
2006	17	29	32	87	190	645	16,175
2007	83	2,046	3,558	65,081	93,697	104,439
2008	178	2,455	15,771	18,225	18,511
2009	1,068	7,157	27,762	30,406
2010	965	8,099	15,586
2011	729	7,368
2012	881

Case Incurred Loss & ALAE (incl ACRs)	12	24	36	48	60	72	84	96	108	120
2003 & Prior	—	—	1,089	3,276	3,286	3,289	3,300	3,300	3,699	3,696
2004	—	44	160	3,769	4,068	4,088	9,139	9,386	9,459
2005	5,000	5,007	5,295	5,009	5,009	12,415	12,500	12,487
2006	1,517	29	137	172	221	16,149	17,342
2007	172	22,733	85,361	93,279	104,094	109,960
2008	914	7,410	37,852	60,882	79,262
2009	5,272	27,525	31,485	43,933
2010	3,007	15,861	19,765
2011	4,194	13,165
2012	3,540

Ultimate Loss & ALAE	12	24	36	48	60	72	84	96	108	120
2003 & Prior	—	19,063	12,231	11,818	10,383	6,341	4,176	3,490	3,886	3,904
2004	29,278	30,412	25,312	25,443	19,779	14,193	9,931	9,620	9,459
2005	41,123	36,781	33,401	23,578	17,527	19,626	13,713	12,504
2006	50,116	43,054	36,416	24,320	18,568	28,309	20,534
2007	57,512	116,260	155,262	124,397	124,110	122,657
2008	70,130	66,961	86,045	91,969	98,739
2009	85,575	101,811	86,787	88,355
2010	87,274	83,771	77,847
2011	77,626	74,830
2012	75,842

Diagonals as of 12/31

Exhibit 6, Page 2

Valuation Date: December 31, 2012	ENDURANCE SPECIALTY HOLDINGS LIMITED
Values in Thousands USD (1.6255 USD/GBP)	ACCIDENT YEAR GLOBAL DEVELOPMENT TRIANGLES
Insurance Professional Lines
Professional Lines

GROSS BASIS

Ultimate Loss & ALAE Ratio	12	24	36	48	60	72	84	96	108	120
2003 & Prior	0.0%	77.0%	49.4%	47.7%	41.9%	25.6%	16.9%	14.1%	15.7%	15.8%
2004	63.9%	66.3%	55.2%	55.5%	43.1%	31.0%	21.7%	21.0%	20.6%
2005	76.9%	68.8%	62.5%	44.1%	32.8%	36.7%	25.6%	23.4%
2006	75.1%	64.5%	54.6%	36.4%	27.8%	42.4%	30.8%
2007	70.8%	143.1%	191.1%	153.1%	152.7%	151.0%
2008	73.2%	69.9%	89.8%	96.0%	103.0%
2009	67.8%	80.7%	68.8%	70.0%
2010	71.1%	68.3%	63.4%
2011	71.0%	68.5%
2012	71.7%

Earned Premium	12	24	36	48	60	72	84	96	108	120
2003 & Prior	—	24,936	24,752	24,752	24,752	24,752	24,752	24,752	24,752	24,753
2004	46,134	45,853	45,848	45,848	45,848	45,848	45,848	45,848	45,848
2005	53,258	53,472	53,472	53,472	53,472	53,472	53,472	53,472
2006	66,633	66,737	66,737	66,737	66,737	66,737	66,737
2007	81,019	81,037	81,252	81,252	81,252	81,252
2008	94,966	95,812	95,815	95,830	95,830
2009	125,809	126,223	126,229	126,223
2010	122,845	122,746	122,716
2011	108,826	109,285
2012	105,779

Loss Emergence	@ 12	12 - 24	24 - 36	36 - 48	48 - 60	60 - 72	72 - 84	84 - 96	96 - 108	108 - 120	Total Development
2003 & Prior	—	19,063	(6,832)	(413)	(1,436)	(4,042)	(2,165)	(686)	396	18	3,904
2004	29,278	1,133	(5,099)	131	(5,665)	(5,586)	(4,262)	(310)	(161)		(19,819)
2005	41,123	(4,342)	(3,380)	(9,823)	(6,051)	2,100	(5,914)	(1,209)			(28,619)
2006	50,116	(7,062)	(6,637)	(12,096)	(5,752)	9,740	(7,774)				(29,581)
2007	57,512	58,748	39,002	(30,864)	(287)	(1,453)					65,145
2008	70,130	(3,169)	19,084	5,924	6,770						28,609
2009	85,575	16,236	(15,024)	1,568							2,779
2010	87,274	(3,503)	(5,924)								(9,427)
2011	77,626	(2,796)									(2,796)
2012	75,842

Calendar Year	CY 2003	CY 2004	CY 2005	CY 2006	CY 2007	CY 2008	CY 2009	CY 2010	CY 2011	CY 2012	Total Development
	N/A	19,063	(5,699)	(9,854)	(11,747)	32,581	9,934	(4,145)	(8,978)	(10,961)	10,196

Diagonals as of 12/31

Exhibit 6, Page 3

Valuation Date: December 31, 2012	ENDURANCE SPECIALTY HOLDINGS LIMITED
Values in Thousands USD (1.6255 USD/GBP)	ACCIDENT YEAR GLOBAL DEVELOPMENT TRIANGLES
Insurance Property
International Sourced Property

ITD SUMMARY

Gross

Accident Year	Earned Premium	Paid Loss & ALAE	Case Reserves & ALAE	Additional Case Reserves	IBNR	PaidULAE	ULAE Reserve	Ultimate Loss & LAE	Ultimate Loss & LAE Ratio
2003 & Prior	101,240	21,815	—	—	0	3	—	21,818	22%
2004	100,154	40,091	74	—	506	50	9	40,730	41%
2005	96,095	153,478	23	—	149	122	3	153,774	160%
2006	57,061	37,170	32	—	135	118	3	37,457	66%
2007	48,471	41,239	49	—	401	448	7	42,144	87%
2008	51,564	28,249	336	—	1,102	534	22	30,243	59%
2009	34,505	11,422	179	—	976	37	17	12,631	37%
2010	1,184	39	132	—	145	6	4	325	27%
2011	936	62	561	—	280	5	13	922	98%
2012	537	—	63	—	263	—	5	330	61%

	491,747	333,566	1,449	—	3,956	1,324	81	340,376	69%

Ceded

Accident Year	Earned Premium	Paid Loss & ALAE	Case Reserves & ALAE	Additional Case Reserves	IBNR	PaidULAE	ULAE Reserve	Ultimate Loss & LAE	Ultimate Loss & LAE Ratio
2003 & Prior	2,148	41	—	—	1	—	—	42	2%
2004	2,318	2,418	0	—	2	—	—	2,420	104%
2005	1,604	—	—	—	2	—	—	2	0%
2006	6,508	80	1	—	3	—	—	84	1%
2007	16,259	14,464	—	—	25	—	—	14,488	89%
2008	18,191	1,876	93	—	152	—	—	2,121	12%
2009	15,702	1,313	25	—	448	—	—	1,786	11%
2010	1,384	20	66	—	90	—	—	176	13%
2011	468	31	281	—	96	—	—	408	87%
2012	265	—	35	—	65	—	—	100	38%

	64,846	20,243	500	—	884	—	—	21,627	33%

Net

Accident Year	Earned Premium	Paid Loss & ALAE	Case Reserves & ALAE	Additional Case Reserves	IBNR	PaidULAE	ULAE Reserve	Ultimate Loss & LAE	Ultimate Loss & LAE Ratio
2003 & Prior	99,092	21,774	—	—	(1)	3	—	21,777	22%
2004	97,836	37,673	74	—	504	50	9	38,310	39%
2005	94,491	153,478	23	—	147	122	3	153,772	163%
2006	50,553	37,090	31	—	132	118	3	37,373	74%
2007	32,213	26,776	49	—	376	448	7	27,656	86%
2008	33,373	26,373	243	—	950	534	22	28,122	84%
2009	18,804	10,109	154	—	528	37	17	10,845	58%
2010	(200)	19	65	—	55	6	4	149	–75%
2011	467	31	281	—	184	5	13	514	110%
2012	272	—	28	—	198	—	5	231	85%

	426,901	313,323	949	—	3,072	1,324	81	318,749	75%

Exhibit 7, Page 1

Valuation Date: December 31, 2012	ENDURANCE SPECIALTY HOLDINGS LIMITED
Values in Thousands USD (1.6255 USD/GBP)	ACCIDENT YEAR GLOBAL DEVELOPMENT TRIANGLES
Insurance Property
International Sourced Property

GROSS BASIS

Paid Loss & ALAE	12	24	36	48	60	72	84	96	108	120
2003 & Prior	1,510	13,582	17,515	19,519	19,806	20,980	21,810	21,839	21,837	21,815
2004	3,398	21,883	27,329	32,054	35,660	39,110	39,848	40,085	40,091
2005	24,702	89,379	137,245	155,580	152,631	153,257	153,396	153,478
2006	9,671	26,385	36,393	36,654	36,976	37,162	37,170
2007	12,191	27,731	40,243	40,599	41,232	41,239
2008	8,856	21,472	25,370	26,280	28,249
2009	7,733	10,768	11,530	11,422
2010	0	14	39
2011	24	62
2012	—

Case Incurred Loss & ALAE (incl ACRs)	12	24	36	48	60	72	84	96	108	120
2003 & Prior	17,070	19,705	22,244	26,183	26,190	29,154	27,883	21,915	21,874	21,815
2004	25,158	44,006	40,710	40,302	41,440	41,643	40,738	40,491	40,166
2005	147,501	169,567	162,507	160,859	154,063	153,784	153,796	153,501
2006	41,596	37,415	37,469	37,459	37,320	37,275	37,202
2007	33,154	43,705	41,143	40,892	41,331	41,288
2008	31,802	28,655	28,220	29,170	28,585
2009	13,730	13,271	13,139	11,601
2010	278	295	171
2011	178	624
2012	63

Ultimate Loss & ALAE	12	24	36	48	60	72	84	96	108	120
2003 & Prior	36,626	21,712	22,358	26,227	26,229	29,161	27,898	21,936	21,881	21,815
2004	60,485	41,084	41,070	40,677	41,699	41,753	41,328	40,749	40,671
2005	190,709	171,988	166,920	165,646	158,614	158,762	154,429	153,650
2006	57,210	39,936	39,510	39,458	39,239	37,487	37,337
2007	44,235	44,117	41,542	41,583	41,949	41,689
2008	45,366	31,605	29,415	30,164	29,687
2009	18,976	13,898	13,967	12,577
2010	1,208	1,408	315
2011	878	904
2012	325

Diagonals as of 12/31

Exhibit 7, Page 2

Valuation Date: December 31, 2012	ENDURANCE SPECIALTY HOLDINGS LIMITED
Values in Thousands USD (1.6255 USD/GBP)	ACCIDENT YEAR GLOBAL DEVELOPMENT TRIANGLES
Insurance Property
International Sourced Property

GROSS BASIS

Ultimate Loss & ALAE Ratio	12	24	36	48	60	72	84	96	108	120
2003 & Prior	36.2%	21.4%	22.1%	25.9%	25.9%	28.8%	27.6%	21.7%	21.6%	21.5%
2004	60.4%	41.0%	41.0%	40.6%	41.6%	41.7%	41.3%	40.7%	40.6%
2005	198.5%	179.0%	173.7%	172.4%	165.1%	165.2%	160.7%	159.9%
2006	100.3%	70.0%	69.2%	69.2%	68.8%	65.7%	65.4%
2007	91.3%	91.0%	85.7%	85.8%	86.5%	86.0%
2008	88.0%	61.3%	57.0%	58.5%	57.6%
2009	55.0%	40.3%	40.5%	36.5%
2010	102.0%	118.9%	26.6%
2011	93.8%	96.5%
2012	60.5%

Earned Premium	12	24	36	48	60	72	84	96	108	120
2003 & Prior	101,487	101,152	101,081	101,193	101,171	101,238	101,238	101,238	101,240	101,240
2004	100,772	99,882	99,940	99,935	99,932	100,131	100,138	100,150	100,154
2005	96,442	95,962	95,807	95,895	96,082	96,088	96,086	96,095
2006	57,274	56,540	56,641	56,803	57,065	57,063	57,061
2007	47,228	48,219	48,425	48,456	48,457	48,471
2008	51,928	51,674	51,704	51,553	51,564
2009	34,794	34,526	34,526	34,505
2010	1,200	1,197	1,184
2011	921	936
2012	537

Loss Emergence	@ 12	12 - 24	24 - 36	36 - 48	48 - 60	60 - 72	72 - 84	84 - 96	96 - 108	108 - 120	Total Development
2003 & Prior	36,626	(14,914)	646	3,870	2	2,932	(1,262)	(5,962)	(55)	(66)	(14,811)
2004	60,485	(19,401)	(14)	(392)	1,022	54	(426)	(578)	(78)		(19,814)
2005	190,709	(18,722)	(5,068)	(1,273)	(7,032)	148	(4,332)	(779)			(37,059)
2006	57,210	(17,274)	(426)	(52)	(219)	(1,753)	(150)				(19,873)
2007	44,235	(118)	(2,576)	41	366	(259)					(2,546)
2008	45,366	(13,762)	(2,189)	749	(478)						(15,680)
2009	18,976	(5,078)	69	(1,390)							(6,399)
2010	1,208	200	(1,092)								(892)
2011	878	26									26
2012	325

Calendar Year	CY 2003	CY 2004	CY 2005	CY 2006	CY 2007	CY 2008	CY 2009	CY 2010	CY 2011	CY 2012	Total Development
	N/A	(14,914)	(18,756)	(14,866)	(22,733)	2,137	(24,629)	(13,686)	(5,334)	(4,267)	(117,048)

Diagonals as of 12/31

Exhibit 7, Page 3

Valuation Date: December 31, 2012	ENDURANCE SPECIALTY HOLDINGS LIMITED
Values in Thousands USD (1.6255 USD/GBP)	ACCIDENT YEAR GLOBAL DEVELOPMENT TRIANGLES
Insurance Property
United States Sourced Property

ITD SUMMARY

Gross

Accident Year	Earned Premium	Paid Loss & ALAE	Case Reserves & ALAE	Additional Case Reserves	IBNR	PaidULAE	ULAE Reserve	Ultimate Loss & LAE	Ultimate Loss & LAE Ratio
2003 & Prior	—	—	—	—	—	—	—	—	0%
2004	—	—	—	—	—	—	—	—	0%
2005	10,419	7,061	—	—	0	65	—	7,126	68%
2006	80,425	2,184	—	—	0	72	—	2,256	3%
2007	96,997	2,058	—	—	—	497	—	2,555	3%
2008	84,211	6,747	1	—	41	1,062	1	7,853	9%
2009	105,147	6,012	138	—	328	1,353	14	7,845	7%
2010	124,848	12,017	514	—	1,633	865	66	15,096	12%
2011	116,624	22,333	14,761	—	3,835	1,923	392	43,243	37%
2012	82,101	10,109	38,151	—	10,509	579	988	60,336	73%

	700,772	68,521	53,565	—	16,347	6,416	1,461	146,309	21%

Ceded

Accident Year	Earned Premium	Paid Loss & ALAE	Case Reserves & ALAE	Additional Case Reserves	IBNR	PaidULAE	ULAE Reserve	Ultimate Loss & LAE	Ultimate Loss & LAE Ratio
2003 & Prior	—	—	—	—	—	—	—	—	0%
2004	—	—	—	—	—	—	—	—	0%
2005	6,808	4,057	—	—	0	—	—	4,057	60%
2006	66,801	980	—	—	0	—	—	980	1%
2007	89,283	976	—	—	0	—	—	976	1%
2008	46,220	1,847	—	—	4	—	—	1,851	4%
2009	47,852	382	45	—	185	—	—	612	1%
2010	37,935	99	11	—	683	—	—	793	2%
2011	44,272	1,425	3,757	—	1,032	—	—	6,213	14%
2012	30,104	1,698	1,172	—	783	—	—	3,653	12%

	369,273	11,463	4,985	—	2,687	—	—	19,135	5%

Net

Accident Year	Earned Premium	Paid Loss & ALAE	Case Reserves & ALAE	Additional Case Reserves	IBNR	PaidULAE	ULAE Reserve	Ultimate Loss & LAE	Ultimate Loss & LAE Ratio
2003 & Prior	—	—	—	—	—	—	—	—	0%
2004	—	—	—	—	—	—	—	—	0%
2005	3,611	3,005	—	—	0	65	—	3,069	85%
2006	13,624	1,204	—	—	—	72	—	1,276	9%
2007	7,714	1,082	—	—	(0)	497	—	1,579	20%
2008	37,991	4,900	1	—	37	1,062	1	6,002	16%
2009	57,295	5,630	93	—	143	1,353	14	7,233	13%
2010	86,913	11,919	503	—	950	865	66	14,303	16%
2011	72,352	20,908	11,004	—	2,803	1,923	392	37,030	51%
2012	51,997	8,411	36,979	—	9,726	579	988	56,683	109%

	331,498	57,059	48,580	—	13,659	1,461	127,175	127,175	38%

Exhibit 8, Page 1

Valuation Date: December 31, 2012	ENDURANCE SPECIALTY HOLDINGS LIMITED
Values in Thousands USD (1.6255 USD/GBP)	ACCIDENT YEAR GLOBAL DEVELOPMENT TRIANGLES
Insurance Property
United States Sourced Property

GROSS BASIS

Paid Loss & ALAE	12	24	36	48	60	72	84	96	108	120
2003 & Prior	—	—	—	—	—	—	—	—	—	—
2004	—	—	—	—	—	—	—	—	—
2005	376	3,761	4,036	5,247	5,823	7,061	7,061	7,061
2006	428	1,161	1,691	2,280	2,184	2,184	2,184
2007	350	2,328	2,791	2,058	2,058	2,058
2008	3,849	6,145	6,638	6,738	6,747
2009	4,329	5,883	6,068	6,012
2010	5,481	11,159	12,017
2011	9,834	22,333
2012	10,109

Case Incurred Loss & ALAE (incl ACRs)	12	24	36	48	60	72	84	96	108	120
2003 & Prior	—	—	—	—	—	—	—	—	—	—
2004	—	—	—	—	—	—	—	—	—
2005	4,074	6,109	7,513	6,848	7,153	7,061	7,061	7,061
2006	1,122	2,442	2,531	2,587	2,217	2,184	2,184
2007	978	2,821	2,841	2,058	2,058	2,058
2008	6,112	6,791	6,702	6,765	6,748
2009	7,498	6,338	6,208	6,150
2010	12,153	12,319	12,532
2011	32,657	37,093
2012	48,260

Ultimate Loss & ALAE	12	24	36	48	60	72	84	96	108	120
2003 & Prior	—	—	—	—	—	—	—	—	—	—
2004	—	—	—	—	—	—	—	—	—
2005	10,242	6,657	7,608	6,888	7,153	7,063	7,061	7,061
2006	13,407	4,613	2,946	2,661	2,222	2,184	2,184
2007	11,498	4,348	3,245	2,125	2,058	2,058
2008	18,306	8,907	7,171	6,893	6,789
2009	19,142	8,199	6,954	6,478
2010	28,404	15,081	14,165
2011	50,338	40,928
2012	58,768

Diagonals as of 12/31

Exhibit 8, Page 2

Valuation Date: December 31, 2012	ENDURANCE SPECIALTY HOLDINGS LIMITED
Values in Thousands USD (1.6255 USD/GBP)	ACCIDENT YEAR GLOBAL DEVELOPMENT TRIANGLES
Insurance Property
United States Sourced Property

GROSS BASIS

Ultimate Loss & ALAE Ratio	12	24	36	48	60	72	84	96	108	120
2003 & Prior	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%
2004	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%
2005	98.3%	63.9%	73.0%	66.1%	68.7%	67.8%	67.8%	67.8%
2006	16.7%	5.7%	3.7%	3.3%	2.8%	2.7%	2.7%
2007	11.9%	4.5%	3.3%	2.2%	2.1%	2.1%
2008	21.7%	10.6%	8.5%	8.2%	8.1%
2009	18.2%	7.8%	6.6%	6.2%
2010	22.8%	12.1%	11.3%
2011	43.2%	35.1%
2012	71.6%

Earned Premium	12	24	36	48	60	72	84	96	108	120
2003 & Prior	—	—	—	—	—	—	—	—	—	—
2004	—	—	—	—	—	—	—	—	—
2005	10,321	10,384	10,388	10,391	10,419	10,419	10,419	10,419
2006	80,347	80,386	80,454	80,427	80,427	80,427	80,425
2007	97,111	97,010	96,997	96,997	96,997	96,997
2008	84,049	84,204	84,209	84,210	84,211
2009	105,204	105,152	105,148	105,147
2010	124,936	124,888	124,848
2011	116,452	116,624
2012	82,101

Loss Emergence	@ 12	12 - 24	24 - 36	36 - 48	48 - 60	60 - 72	72 - 84	84 - 96	96 - 108	108 - 120	Total Development
2003 & Prior	—	—	—	—	—	—	—	—	—	—	—
2004	—	—	—	—	—	—	—	—	—		—
2005	10,242	(3,585)	951	(720)	265	(90)	(1)	0			(3,180)
2006	13,407	(8,794)	(1,667)	(285)	(439)	(38)	0				(11,224)
2007	11,498	(7,150)	(1,103)	(1,120)	(67)	0					(9,440)
2008	18,306	(9,399)	(1,736)	(278)	(104)						(11,517)
2009	19,142	(10,943)	(1,245)	(476)							(12,664)
2010	28,404	(13,323)	(916)								(14,239)
2011	50,338	(9,409)									(9,409)
2012	58,768

Calendar Year	CY 2003	CY 2004	CY 2005	CY 2006	CY 2007	CY 2008	CY 2009	CY 2010	CY 2011	CY 2012	Total Development
	N/A	—	—	(3,585)	(7,843)	(9,537)	(10,522)	(14,329)	(14,952)	(10,906)	(71,673)

Diagonals as of 12/31

Exhibit 8, Page 3

Valuation Date: December 31, 2012	ENDURANCE SPECIALTY HOLDINGS LIMITED
Values in Thousands USD (1.6255 USD/GBP)	ACCIDENT YEAR GLOBAL DEVELOPMENT TRIANGLES
Reinsurance Catastrophe
Catastrophe

ITD SUMMARY

Gross

Accident Year	Earned Premium	Paid Loss & ALAE	Case Reserves & ALAE	Additional Case Reserves	IBNR	PaidULAE	ULAE Reserve	Ultimate Loss & LAE	Ultimate Loss & LAE Ratio
2003 & Prior	353,626	37,619	259	—	0	11	4	37,893	11%
2004	275,128	101,874	680	—	—	26	10	102,590	37%
2005	285,007	352,391	891	1,428	8,721	(144)	166	363,453	128%
2006	287,644	29,121	120	—	4,529	3	70	33,843	12%
2007	327,218	52,082	744	—	3,571	990	65	57,453	18%
2008	319,703	183,949	3,271	759	3,434	4,678	112	196,204	61%
2009	308,657	28,048	1,444	88	2,074	338	54	32,046	10%
2010	315,463	55,422	27,490	1,267	3,248	6	480	87,913	28%
2011	349,277	291,126	68,502	12,473	19,457	10	1,506	393,073	113%
2012	377,972	43,019	40,461	41,290	47,500	5	1,939	174,214	46%

	3,199,694	1,174,651	143,864	57,303	92,535	5,923	4,406	1,478,682	46%

Ceded

Accident Year	Earned Premium	Paid Loss & ALAE	Case Reserves & ALAE	Additional Case Reserves	IBNR	PaidULAE	ULAE Reserve	Ultimate Loss & LAE	Ultimate Loss & LAE Ratio
2003 & Prior	31,355	—	—	—	—	—	—	—	0%
2004	5,775	5,920	—	—	—	—	—	5,920	103%
2005	6,223	6,115	—	—	—	—	—	6,115	98%
2006	3,943	—	—	—	—	—	—	—	0%
2007	16,355	—	—	—	—	—	—	—	0%
2008	14,994	—	—	—	—	—	—	—	0%
2009	4,969	—	—	—	—	—	—	—	0%
2010	7,215	1	0	—	2	—	—	3	0%
2011	12,785	7,568	1,624	523	667	—	—	10,382	81%
2012	24,605	3,175	3,032	3,042	3,071	—	—	12,321	50%

	128,219	22,779	4,655	3,565	3,740	—	—	34,740	27%

Net

Accident Year	Earned Premium	Paid Loss & ALAE	Case Reserves & ALAE	Additional Case Reserves	IBNR	PaidULAE	ULAE Reserve	Ultimate Loss & LAE	Ultimate Loss & LAE Ratio
2003 & Prior	322,271	37,619	259	—	0	11	4	37,893	12%
2004	269,352	95,954	680	—	—	26	10	96,670	36%
2005	278,784	346,276	891	1,428	8,721	(144)	166	357,338	128%
2006	283,701	29,121	120	—	4,529	3	70	33,843	12%
2007	310,863	52,082	744	—	3,571	990	65	57,453	18%
2008	304,709	183,949	3,271	759	3,434	4,678	112	196,204	64%
2009	303,688	28,048	1,444	88	2,074	338	54	32,046	11%
2010	308,249	55,421	27,490	1,267	3,246	6	480	87,910	29%
2011	336,492	283,557	66,878	11,949	18,790	10	1,506	382,692	114%
2012	353,367	39,844	37,430	38,247	44,429	5	1,939	161,894	46%

	3,071,475	1,151,872	139,209	53,738	88,795	5,923	4,406	1,443,942	47%

Exhibit 9, Page 1

Valuation Date: December 31, 2012	ENDURANCE SPECIALTY HOLDINGS LIMITED
Values in Thousands USD (1.6255 USD/GBP)	ACCIDENT YEAR GLOBAL DEVELOPMENT TRIANGLES
Reinsurance Catastrophe
Catastrophe

GROSS BASIS

Paid Loss & ALAE	12	24	36	48	60	72	84	96	108	120
2003 & Prior	14,893	24,316	27,764	35,042	36,511	37,388	37,518	37,596	37,732	37,619
2004	47,114	87,818	95,422	98,520	99,894	100,778	101,209	101,473	101,874
2005	140,049	267,489	324,909	347,638	361,680	353,780	352,129	352,391
2006	8,782	15,209	20,540	20,936	29,014	29,092	29,121
2007	17,663	48,889	50,864	51,721	51,976	52,082
2008	78,313	129,080	154,096	167,900	183,949
2009	13,885	23,940	27,068	28,048
2010	19,498	43,931	55,422
2011	181,048	291,126
2012	43,019

Case Incurred Loss & ALAE (incl ACRs)	12	24	36	48	60	72	84	96	108	120
2003 & Prior	44,737	35,452	34,214	38,737	39,085	38,909	38,744	39,027	39,136	37,878
2004	77,424	103,142	99,668	101,039	101,465	101,970	102,253	102,319	102,554
2005	292,259	372,969	373,423	373,206	370,966	358,426	355,369	354,710
2006	9,567	16,284	21,280	21,060	29,376	29,298	29,242
2007	58,366	61,528	55,550	54,974	53,675	52,826
2008	143,156	164,069	181,985	185,304	187,980
2009	29,662	30,559	29,917	29,580
2010	44,733	61,586	84,179
2011	343,077	372,100
2012	124,770

Ultimate Loss & ALAE	12	24	36	48	60	72	84	96	108	120
2003 & Prior	84,357	41,184	39,462	42,401	43,827	43,740	43,228	42,283	42,434	37,878
2004	128,204	124,932	115,238	109,164	109,518	109,542	109,341	108,855	102,554
2005	348,184	440,210	376,574	380,890	381,394	368,808	366,273	363,431
2006	38,871	28,923	28,867	29,075	37,300	34,076	33,770
2007	97,281	72,453	59,821	58,873	57,297	56,397
2008	199,034	185,715	190,139	191,830	191,414
2009	51,817	39,011	32,346	31,654
2010	134,621	88,613	87,427
2011	397,993	391,557
2012	172,270

Diagonals as of 12/31

Exhibit 9, Page 2

Valuation Date: December 31, 2012	ENDURANCE SPECIALTY HOLDINGS LIMITED
Values in Thousands USD (1.6255 USD/GBP)	ACCIDENT YEAR GLOBAL DEVELOPMENT TRIANGLES
Reinsurance Catastrophe
Catastrophe

GROSS BASIS

Ultimate Loss & ALAE Ratio	12	24	36	48	60	72	84	96	108	120
2003 & Prior	23.9%	11.6%	11.2%	12.0%	12.4%	12.4%	12.2%	12.0%	12.0%	10.7%
2004	46.6%	45.4%	41.9%	39.7%	39.8%	39.8%	39.7%	39.6%	37.3%
2005	122.2%	154.5%	132.1%	133.6%	133.8%	129.4%	128.5%	127.5%
2006	13.5%	10.1%	10.0%	10.1%	13.0%	11.8%	11.7%
2007	29.7%	22.1%	18.3%	18.0%	17.5%	17.2%
2008	62.3%	58.1%	59.5%	60.0%	59.9%
2009	16.8%	12.6%	10.5%	10.3%
2010	42.7%	28.1%	27.7%
2011	113.9%	112.1%
2012	45.6%

Earned Premium	12	24	36	48	60	72	84	96	108	120
2003 & Prior	322,043	323,245	323,827	323,598	353,760	353,722	353,728	353,666	353,635	353,626
2004	238,076	238,688	237,964	275,335	275,114	275,119	275,120	275,097	275,128
2005	268,671	247,356	288,478	286,525	284,817	284,677	284,782	285,007
2006	244,113	288,095	287,439	287,350	287,277	287,238	287,644
2007	338,498	328,164	327,374	327,193	327,168	327,218
2008	329,433	322,595	321,245	320,477	319,703
2009	311,065	310,514	309,177	308,657
2010	320,872	318,460	315,463
2011	353,055	349,277
2012	377,972

Loss Emergence	@ 12	12 - 24	24 - 36	36 - 48	48 - 60	60 - 72	72 - 84	84 - 96	96 - 108	108 - 120	Total Development
2003 & Prior	84,357	(43,174)	(1,721)	2,938	1,426	(87)	(512)	(945)	151	(4,555)	(46,479)
2004	128,204	(3,272)	(9,694)	(6,074)	354	24	(201)	(487)	(6,301)		(25,650)
2005	348,184	92,025	(63,635)	4,315	504	(12,586)	(2,535)	(2,842)			15,247
2006	38,871	(9,947)	(56)	208	8,226	(3,224)	(305)				(5,100)
2007	97,281	(24,827)	(12,632)	(948)	(1,577)	(899)					(40,883)
2008	199,034	(13,319)	4,424	1,692	(416)						(7,620)
2009	51,817	(12,805)	(6,665)	(692)							(20,163)
2010	134,621	(46,008)	(1,186)								(47,194)
2011	397,993	(6,436)									(6,436)
2012	172,270

Calendar Year	CY 2003	CY 2004	CY 2005	CY 2006	CY 2007	CY 2008	CY 2009	CY 2010	CY 2011	CY 2012	Total Development
	N/A	(43,174)	(4,993)	85,270	(78,230)	(20,301)	(25,728)	(14,835)	(58,654)	(23,633)	(184,278)

Diagonals as of 12/31

Exhibit 9, Page 3

Valuation Date: December 31, 2012	ENDURANCE SPECIALTY HOLDINGS LIMITED
Values in Thousands USD (1.6255 USD/GBP)	ACCIDENT YEAR GLOBAL DEVELOPMENT TRIANGLES
Reinsurance Property
Property

ITD SUMMARY

Gross

Accident Year	Earned Premium	Paid Loss & ALAE	Case Reserves & ALAE	Additional Case Reserves	IBNR	PaidULAE	ULAE Reserve	Ultimate Loss & LAE	Ultimate Loss & LAE Ratio
2003 & Prior	400,107	148,632	1,345	—	560	20	29	150,586	38%
2004	468,833	259,797	1,702	329	301	78	35	262,241	56%
2005	432,264	488,607	8,255	2,313	894	266	172	500,507	116%
2006	354,305	166,512	2,628	50	1,496	151	63	170,900	48%
2007	217,275	85,017	1,166	150	33	314	20	86,700	40%
2008	188,135	83,371	5,543	136	409	841	91	90,391	48%
2009	199,933	64,136	3,578	282	1,050	985	74	70,106	35%
2010	228,562	101,645	21,544	283	2,748	1,421	369	128,009	56%
2011	247,062	154,139	108,681	1,080	26,375	1,172	2,040	293,487	119%
2012	298,381	29,190	109,929	12,916	93,965	(46)	3,252	249,205	84%

	3,034,858	1,581,046	264,372	17,538	127,829	5,203	6,143	2,002,133	66%

Ceded

Accident Year	Earned Premium	Paid Loss & ALAE	Case Reserves & ALAE	Additional Case Reserves	IBNR	PaidULAE	ULAE Reserve	Ultimate Loss & LAE	Ultimate Loss & LAE Ratio
2003 & Prior	578	(178)	—	—	5	—	—	(173)	–30%
2004	35	—	—	—	—	—	—	—	0%
2005	46	9	—	—	—	—	—	9	20%
2006	1,987	—	—	—	—	—	—	—	0%
2007	3,617	—	—	—	—	—	—	—	0%
2008	1,071	—	—	—	—	—	—	—	0%
2009	—	—	—	—	—	—	—	—	0%
2010	—	—	—	—	—	—	—	—	0%
2011	—	—	—	—	—	—	—	—	0%
2012	—	—	—	—	—	—	—	—	0%

	7,334	(169)	—	—	5	—	—	(164)	–2%

Net

Accident Year	Earned Premium	Paid Loss & ALAE	Case Reserves & ALAE	Additional Case Reserves	IBNR	PaidULAE	ULAE Reserve	Ultimate Loss & LAE	Ultimate Loss & LAE Ratio
2003 & Prior	399,528	148,810	1,345	—	555	20	29	150,759	38%
2004	468,798	259,797	1,702	329	301	78	35	262,241	56%
2005	432,218	488,598	8,255	2,313	894	266	172	500,498	116%
2006	352,318	166,512	2,628	50	1,496	151	63	170,900	49%
2007	213,658	85,017	1,166	150	33	314	20	86,700	41%
2008	187,064	83,371	5,543	136	409	841	91	90,391	48%
2009	199,933	64,136	3,578	282	1,050	985	74	70,106	35%
2010	228,562	101,645	21,544	283	2,748	1,421	369	128,009	56%
2011	247,062	154,139	108,681	1,080	26,375	1,172	2,040	293,487	119%
2012	298,381	29,190	109,929	12,916	93,965	(46)	3,252	249,205	84%

	3,027,524	1,581,216	264,372	17,538	127,824	5,203	6,143	2,002,297	66%

Exhibit 10, Page 1

Valuation Date: December 31, 2012	ENDURANCE SPECIALTY HOLDINGS LIMITED
Values in Thousands USD (1.6255 USD/GBP)	ACCIDENT YEAR GLOBAL DEVELOPMENT TRIANGLES
Reinsurance Property
Property

GROSS BASIS

Paid Loss & ALAE	12	24	36	48	60	72	84	96	108	120
2003 & Prior	48,719	101,727	125,233	136,012	143,376	145,739	146,912	145,078	145,686	148,632
2004	51,509	171,395	219,892	240,770	249,748	255,369	261,020	262,517	259,797
2005	100,306	297,156	406,350	451,321	474,456	478,115	482,893	488,607
2006	29,421	107,882	140,672	155,715	161,756	165,630	166,512
2007	15,928	56,512	74,864	83,567	84,676	85,017
2008	12,646	62,679	77,726	82,116	83,371
2009	14,513	49,539	59,835	64,136
2010	24,499	84,291	101,645
2011	49,928	154,139
2012	29,190

Case Incurred Loss & ALAE (incl ACRs)	12	24	36	48	60	72	84	96	108	120
2003 & Prior	104,463	152,912	151,330	155,052	153,815	153,652	153,028	148,526	147,540	149,977
2004	152,170	254,440	266,251	264,459	263,721	263,419	265,622	264,700	261,828
2005	320,237	482,424	510,478	510,395	504,229	493,557	495,782	499,175
2006	97,018	143,876	153,745	166,210	169,655	170,261	169,190
2007	37,235	89,471	87,023	86,431	86,699	86,333
2008	65,947	88,708	90,257	90,113	89,049
2009	35,355	66,335	67,894	67,997
2010	77,590	122,752	123,472
2011	137,542	263,900
2012	152,035

Ultimate Loss & ALAE	12	24	36	48	60	72	84	96	108	120
2003 & Prior	235,281	188,951	155,469	157,978	155,450	153,961	153,185	149,046	148,023	150,537
2004	344,053	300,643	271,545	267,250	264,155	263,835	266,570	265,351	262,128
2005	522,077	513,756	516,626	509,233	504,286	493,945	497,375	500,069
2006	185,002	160,184	158,274	168,627	171,408	172,070	170,686
2007	91,089	97,129	88,949	87,892	87,020	86,366
2008	108,972	100,846	92,275	90,722	89,458
2009	96,094	77,888	70,004	69,048
2010	143,912	151,084	126,219
2011	273,384	290,276
2012	246,000

Diagonals as of 12/31

Exhibit 10, Page 2

Valuation Date: December 31, 2012	ENDURANCE SPECIALTY HOLDINGS LIMITED
Values in Thousands USD (1.6255 USD/GBP)	ACCIDENT YEAR GLOBAL DEVELOPMENT TRIANGLES
Reinsurance Property
Property

GROSS BASIS

Ultimate Loss & ALAE Ratio	12	24	36	48	60	72	84	96	108	120
2003 & Prior	58.8%	47.2%	38.9%	39.5%	38.9%	38.5%	38.3%	37.3%	37.0%	37.6%
2004	73.4%	64.1%	57.9%	57.0%	56.3%	56.3%	56.9%	56.6%	55.9%
2005	120.8%	118.9%	119.5%	117.8%	116.7%	114.3%	115.1%	115.7%
2006	52.2%	45.2%	44.7%	47.6%	48.4%	48.6%	48.2%
2007	41.9%	44.7%	40.9%	40.5%	40.1%	39.7%
2008	57.9%	53.6%	49.0%	48.2%	47.6%
2009	48.1%	39.0%	35.0%	34.5%
2010	63.0%	66.1%	55.2%
2011	110.7%	117.5%
2012	82.4%

Earned Premium	12	24	36	48	60	72	84	96	108	120
2003 & Prior	393,692	401,318	397,090	396,453	397,698	400,257	400,314	400,316	400,099	400,107
2004	449,304	464,209	464,393	468,539	469,196	469,008	469,312	468,843	468,833
2005	403,999	423,603	432,347	434,060	433,469	433,673	432,493	432,264
2006	332,500	348,362	353,851	354,214	354,209	354,311	354,305
2007	206,759	217,625	217,087	217,558	217,371	217,275
2008	179,024	187,806	188,185	188,150	188,135
2009	200,930	200,302	200,099	199,933
2010	223,970	228,630	228,562
2011	241,387	247,062
2012	298,381

Loss Emergence	@ 12	12 - 24	24 - 36	36 - 48	48 - 60	60 - 72	72 - 84	84 - 96	96 - 108	108 - 120	Total Development
2003 & Prior	235,281	(46,331)	(33,481)	2,509	(2,528)	(1,488)	(776)	(4,139)	(1,023)	2,514	(84,745)
2004	344,053	(43,410)	(29,098)	(4,295)	(3,095)	(320)	2,735	(1,219)	(3,223)		(81,924)
2005	522,077	(8,320)	2,870	(7,393)	(4,947)	(10,342)	3,431	2,694			(22,007)
2006	185,002	(24,818)	(1,910)	10,353	2,781	662	(1,384)				(14,316)
2007	91,089	6,040	(8,179)	(1,057)	(872)	(655)					(4,723)
2008	108,972	(8,127)	(8,570)	(1,554)	(1,263)						(19,514)
2009	96,094	(18,206)	(7,884)	(956)							(27,047)
2010	143,912	7,171	(24,864)								(17,693)
2011	273,384	16,892									16,892
2012	246,000

Calendar Year	CY 2003	CY 2004	CY 2005	CY 2006	CY 2007	CY 2008	CY 2009	CY 2010	CY 2011	CY 2012	Total Development
	N/A	(46,331)	(76,891)	(34,910)	(28,771)	(7,846)	(11,995)	(36,798)	(1,289)	(10,246)	(255,077)

Diagonals as of 12/31

Exhibit 10, Page 3

Valuation Date: December 31, 2012	ENDURANCE SPECIALTY HOLDINGS LIMITED
Values in Thousands USD (1.6255 USD/GBP)	ACCIDENT YEAR GLOBAL DEVELOPMENT TRIANGLES
Reinsurance Casualty
Casualty Motor

ITD SUMMARY

Gross

Accident Year	Earned Premium	Paid Loss & ALAE	Case Reserves & ALAE	Additional Case Reserves	IBNR	PaidULAE	ULAE Reserve	Ultimate Loss & LAE	Ultimate Loss & LAE Ratio
2003 & Prior	77,938	34,007	27	—	11,645	0	175	45,854	59%
2004	35,961	24,091	80	45	1,396	1	23	25,635	71%
2005	29,862	15,205	747	—	255	10	15	16,232	54%
2006	24,152	18,578	682	—	1,393	422	31	21,107	87%
2007	20,629	12,897	222	—	1,607	237	27	14,990	73%
2008	14,129	6,463	399	31	512	147	14	7,566	54%
2009	15,431	5,379	6,662	265	2,238	168	137	14,850	96%
2010	32,627	20,583	5,720	252	4,973	828	164	32,520	100%
2011	54,061	28,831	8,164	611	11,453	307	303	49,669	92%
2012	61,073	15,695	5,650	122	31,136	108	554	53,264	87%

	365,863	181,728	28,352	1,326	66,608	2,228	1,444	281,687	77%

Ceded

Accident Year	Earned Premium	Paid Loss & ALAE	Case Reserves & ALAE	Additional Case Reserves	IBNR	PaidULAE	ULAE Reserve	Ultimate Loss & LAE	Ultimate Loss & LAE Ratio
2003 & Prior	1,521	1,202	—	—	0	—	—	1,202	79%
2004	2,739	1,103	9	—	6	—	—	1,118	41%
2005	2,910	1,544	21	—	16	—	—	1,581	54%
2006	1,433	—	—	—	14	—	—	14	1%
2007	190	—	—	—	25	—	—	25	13%
2008	386	—	—	—	56	—	—	56	14%
2009	108	—	—	—	26	—	—	26	24%
2010	197	—	—	—	78	—	—	78	40%
2011	395	—	—	—	201	—	—	201	51%
2012	1,252	—	—	—	336	—	—	336	27%

	11,130	3,849	30	—	759	—	—	4,638	42%

Net

Accident Year	Earned Premium	Paid Loss & ALAE	Case Reserves & ALAE	Additional Case Reserves	IBNR	PaidULAE	ULAE Reserve	Ultimate Loss & LAE	Ultimate Loss & LAE Ratio
2003 & Prior	76,417	32,806	27	—	11,644	0	175	44,652	58%
2004	33,222	22,988	71	45	1,391	1	23	24,517	74%
2005	26,953	13,661	727	—	238	10	15	14,651	54%
2006	22,718	18,578	682	—	1,379	422	31	21,093	93%
2007	20,440	12,897	222	—	1,582	237	27	14,965	73%
2008	13,744	6,463	399	31	456	147	14	7,510	55%
2009	15,323	5,379	6,662	265	2,212	168	137	14,823	97%
2010	32,430	20,583	5,720	252	4,895	828	164	32,442	100%
2011	53,666	28,831	8,164	611	11,252	307	303	49,468	92%
2012	59,821	15,695	5,650	122	30,800	108	554	52,928	88%

	354,733	177,879	28,323	1,326	65,849	2,228	1,444	277,049	78%

Exhibit 11, Page 1

Valuation Date: December 31, 2012	ENDURANCE SPECIALTY HOLDINGS LIMITED
Values in Thousands USD (1.6255 USD/GBP)	ACCIDENT YEAR GLOBAL DEVELOPMENT TRIANGLES
Reinsurance Casualty
Casualty Motor

GROSS BASIS

Paid Loss & ALAE	12	24	36	48	60	72	84	96	108	120
2003 & Prior	13,466	21,339	24,757	28,771	31,010	32,837	33,808	37,194	33,997	34,007
2004	6,951	13,904	18,673	21,244	22,385	23,363	20,418	23,928	24,091
2005	2,065	7,716	10,632	12,720	13,819	14,340	15,059	15,205
2006	3,042	10,644	14,492	16,502	17,772	18,379	18,578
2007	2,736	7,937	10,451	12,120	12,587	12,897
2008	1,180	4,270	5,981	6,706	6,463
2009	1,066	3,659	4,587	5,379
2010	6,791	17,613	20,583
2011	12,097	28,831
2012	15,695

Case Incurred Loss & ALAE (incl ACRs)	12	24	36	48	60	72	84	96	108	120
2003 & Prior	20,601	30,367	30,767	31,232	33,841	34,561	34,285	37,414	34,104	34,034
2004	12,797	21,850	23,504	24,667	24,042	24,142	20,824	24,176	24,215
2005	5,521	12,771	14,703	15,130	15,347	15,961	15,854	15,952
2006	4,483	19,155	20,567	20,801	20,008	19,675	19,260
2007	5,989	11,557	11,966	12,937	13,065	13,119
2008	2,633	7,039	8,114	7,414	6,893
2009	3,175	8,261	10,123	12,305
2010	10,044	23,666	26,555
2011	16,941	37,606
2012	21,467

Ultimate Loss & ALAE	12	24	36	48	60	72	84	96	108	120
2003 & Prior	47,043	48,653	44,883	51,238	50,805	49,594	47,426	49,756	35,509	45,679
2004	25,851	25,232	26,549	27,135	25,608	26,082	23,634	37,684	25,611
2005	17,578	15,949	17,399	15,494	16,334	16,595	16,489	16,207
2006	18,450	22,592	23,032	22,810	21,438	21,526	20,654
2007	12,207	14,357	14,110	14,931	15,274	14,726
2008	7,859	8,805	8,928	7,920	7,405
2009	10,663	12,059	12,597	14,544
2010	23,866	29,902	31,528
2011	38,394	49,059
2012	52,603

Diagonals as of 12/31

Exhibit 11, Page 2

Valuation Date: December 31, 2012	ENDURANCE SPECIALTY HOLDINGS LIMITED
Values in Thousands USD (1.6255 USD/GBP)	ACCIDENT YEAR GLOBAL DEVELOPMENT TRIANGLES
Reinsurance Casualty
Casualty Motor

GROSS BASIS

Ultimate Loss & ALAE Ratio	12	24	36	48	60	72	84	96	108	120
2003 & Prior	60.4%	62.4%	57.6%	65.7%	65.2%	63.6%	60.9%	63.8%	45.6%	58.6%
2004	71.9%	70.2%	73.8%	75.5%	71.2%	72.5%	65.7%	104.8%	71.2%
2005	58.9%	53.4%	58.3%	51.9%	54.7%	55.6%	55.2%	54.3%
2006	76.4%	93.5%	95.4%	94.4%	88.8%	89.1%	85.5%
2007	59.2%	69.6%	68.4%	72.4%	74.0%	71.4%
2008	55.6%	62.3%	63.2%	56.1%	52.4%
2009	69.1%	78.2%	81.6%	94.3%
2010	73.1%	91.6%	96.6%
2011	71.0%	90.7%
2012	86.1%

Earned Premium	12	24	36	48	60	72	84	96	108	120
2003 & Prior	74,123	78,933	78,095	77,966	77,959	77,956	77,951	77,938	77,938	77,938
2004	36,317	35,968	35,978	35,970	35,967	35,960	35,961	35,961	35,961
2005	27,995	29,936	29,864	29,860	29,856	29,866	29,866	29,862
2006	25,637	24,199	24,192	24,191	24,151	24,151	24,152
2007	21,022	20,722	20,693	20,631	20,631	20,629
2008	13,459	14,410	15,227	15,227	14,129
2009	15,780	16,999	17,010	15,431
2010	34,202	34,807	32,627
2011	56,241	54,061
2012	61,073

Loss Emergence	@ 12	12 - 24	24 - 36	36 - 48	48 - 60	60 - 72	72 - 84	84 - 96	96 - 108	108 - 120	Total Development
2003 & Prior	47,043	1,610	(3,770)	6,355	(433)	(1,211)	(2,167)	2,330	(14,247)	10,170	(1,364)
2004	25,851	(620)	1,317	586	(1,527)	474	(2,448)	14,049	(12,073)		(240)
2005	17,578	(1,629)	1,450	(1,905)	839	262	(106)	(281)			(1,371)
2006	18,450	4,142	440	(222)	(1,372)	88	(872)				2,203
2007	12,207	2,150	(247)	821	343	(548)					2,519
2008	7,859	946	123	(1,009)	(515)						(455)
2009	10,663	1,396	538	1,947							3,880
2010	23,866	6,036	1,626								7,662
2011	38,394	10,664									10,664
2012	52,603

Calendar Year	CY 2003	CY 2004	CY 2005	CY 2006	CY 2007	CY 2008	CY 2009	CY 2010	CY 2011	CY 2012	Total Development
	N/A	1,610	(4,390)	6,044	5,744	(2,052)	(378)	1,112	5,691	10,118	23,500

Diagonals as of 12/31

Exhibit 11, Page 3

Valuation Date: December 31, 2012	ENDURANCE SPECIALTY HOLDINGS LIMITED
Values in Thousands USD (1.6255 USD/GBP)	ACCIDENT YEAR GLOBAL DEVELOPMENT TRIANGLES
Reinsurance Casualty
Casualty Other

ITD SUMMARY

Gross

Accident Year	Earned Premium	Paid Loss & ALAE	Case Reserves & ALAE	Additional Case Reserves	IBNR	PaidULAE	ULAE Reserve	Ultimate Loss & LAE	Ultimate Loss & LAE Ratio
2003 & Prior	231,057	125,719	8,971	10,363	20,577	(12)	599	166,217	72%
2004	214,347	85,226	7,733	1,293	24,726	19	506	119,504	56%
2005	230,074	79,868	14,053	3,707	27,535	79	679	125,922	55%
2006	199,639	55,142	15,835	3,813	27,217	220	703	102,930	52%
2007	145,580	52,957	16,531	6,931	28,537	770	780	106,506	73%
2008	125,329	41,909	12,094	3,991	32,248	906	725	91,871	73%
2009	128,784	40,730	11,252	4,526	43,548	938	890	101,883	79%
2010	143,757	26,183	17,340	6,356	61,455	508	1,277	113,120	79%
2011	148,269	14,861	17,891	7,883	73,851	117	1,494	116,098	78%
2012	163,736	5,045	7,625	2,794	100,959	31	1,671	118,124	72%

	1,730,571	527,640	129,324	51,656	440,653	3,577	9,324	1,162,174	67%

Ceded

Accident Year	Earned Premium	Paid Loss & ALAE	Case Reserves & ALAE	Additional Case Reserves	IBNR	PaidULAE	ULAE Reserve	Ultimate Loss & LAE	Ultimate Loss & LAE Ratio
2003 & Prior	—	—	—	—	—	—	—	—	0%
2004	—	—	—	—	—	—	—	—	0%
2005	—	—	—	—	—	—	—	—	0%
2006	—	—	—	—	—	—	—	—	0%
2007	—	—	—	—	—	—	—	—	0%
2008	—	—	—	—	—	—	—	—	0%
2009	361	—	—	—	140	—	—	140	39%
2010	455	—	—	—	203	—	—	203	45%
2011	406	—	—	—	136	—	—	136	33%
2012	—	—	—	—	—	—	—	—	0%

	1,223	—	—	—	478	—	—	478	39%

Net

Accident Year	Earned Premium	Paid Loss & ALAE	Case Reserves & ALAE	Additional Case Reserves	IBNR	PaidULAE	ULAE Reserve	Ultimate Loss & LAE	Ultimate Loss & LAE Ratio
2003 & Prior	231,057	125,719	8,971	10,363	20,577	(12)	599	166,217	72%
2004	214,347	85,226	7,733	1,293	24,726	19	506	119,504	56%
2005	230,074	79,868	14,053	3,707	27,535	79	679	125,922	55%
2006	199,639	55,142	15,835	3,813	27,217	220	703	102,930	52%
2007	145,580	52,957	16,531	6,931	28,537	770	780	106,506	73%
2008	125,329	41,909	12,094	3,991	32,248	906	725	91,871	73%
2009	128,423	40,730	11,252	4,526	43,408	938	890	101,743	79%
2010	143,301	26,183	17,340	6,356	61,253	508	1,277	112,918	79%
2011	147,863	14,861	17,891	7,883	73,715	117	1,494	115,962	78%
2012	163,736	5,045	7,625	2,794	100,959	31	1,671	118,124	72%

	1,729,349	527,640	129,324	51,656	440,175	3,577	9,324	1,161,696	67%

Exhibit 12, Page 1

Valuation Date: December 31, 2012	ENDURANCE SPECIALTY HOLDINGS LIMITED
Values in Thousands USD (1.6255 USD/GBP)	ACCIDENT YEAR GLOBAL DEVELOPMENT TRIANGLES
Reinsurance Casualty
Casualty Other

GROSS BASIS

Paid Loss & ALAE	12	24	36	48	60	72	84	96	108	120
2003 & Prior	1,952	11,862	29,156	54,985	66,819	86,896	102,196	113,926	123,901	125,719
2004	5,216	13,453	23,119	41,437	56,083	71,392	74,428	82,769	85,226
2005	3,475	14,590	25,793	43,189	56,447	64,853	71,155	79,868
2006	3,652	10,301	19,032	27,683	37,155	46,367	55,142
2007	1,453	8,628	17,707	28,388	44,525	52,957
2008	869	9,657	25,147	34,076	41,909
2009	2,346	16,972	24,750	40,730
2010	2,963	11,461	26,183
2011	4,750	14,861
2012	5,045

Case Incurred Loss & ALAE (incl ACRs)	12	24	36	48	60	72	84	96	108	120
2003 & Prior	22,743	44,965	95,498	113,455	124,989	133,460	142,305	137,325	143,319	145,052
2004	16,398	28,955	46,528	62,153	86,570	92,809	87,899	91,816	94,252
2005	11,814	28,314	51,999	67,806	86,474	90,471	93,124	97,628
2006	10,892	25,957	39,806	58,742	62,102	70,827	74,790
2007	9,652	25,956	45,698	57,796	67,867	76,419
2008	6,104	29,001	43,501	52,750	57,993
2009	9,472	33,864	42,863	56,507
2010	14,406	34,784	49,879
2011	17,148	40,635
2012	15,464

Ultimate Loss & ALAE	12	24	36	48	60	72	84	96	108	120
2003 & Prior	152,862	148,789	164,835	159,678	169,609	172,849	168,356	167,037	169,908	165,630
2004	140,195	125,380	112,216	124,269	138,932	137,698	125,079	122,786	118,978
2005	140,699	118,212	134,001	132,616	136,683	132,668	127,024	125,163
2006	116,099	120,052	116,322	118,242	108,101	106,326	102,006
2007	93,610	98,141	100,403	107,587	105,970	104,956
2008	82,414	91,529	98,114	97,260	90,240
2009	89,175	101,435	98,354	100,055
2010	115,324	116,246	111,335
2011	117,674	114,486
2012	116,422

Diagonals as of 12/31

Exhibit 12, Page 2

Valuation Date: December 31, 2012	ENDURANCE SPECIALTY HOLDINGS LIMITED
Values in Thousands USD (1.6255 USD/GBP)	ACCIDENT YEAR GLOBAL DEVELOPMENT TRIANGLES
Reinsurance Casualty
Casualty Other

GROSS BASIS

Ultimate Loss & ALAE Ratio	12	24	36	48	60	72	84	96	108	120
2003 & Prior	66.2%	64.4%	71.3%	69.1%	73.4%	74.8%	72.9%	72.3%	73.5%	71.7%
2004	65.4%	58.5%	52.4%	58.0%	64.8%	64.2%	58.4%	57.3%	55.5%
2005	61.2%	51.4%	58.2%	57.6%	59.4%	57.7%	55.2%	54.4%
2006	58.2%	60.1%	58.3%	59.2%	54.1%	53.3%	51.1%
2007	64.3%	67.4%	69.0%	73.9%	72.8%	72.1%
2008	65.8%	73.0%	78.3%	77.6%	72.0%
2009	69.2%	78.8%	76.4%	77.7%
2010	80.2%	80.9%	77.4%
2011	79.4%	77.2%
2012	71.1%

Earned Premium	12	24	36	48	60	72	84	96	108	120
2003 & Prior	258,506	257,400	270,259	264,541	234,320	230,833	230,947	230,904	230,955	231,057
2004	244,659	250,616	252,273	212,757	212,589	213,941	214,126	214,166	214,347
2005	269,559	272,707	226,168	226,703	230,110	229,646	229,829	230,074
2006	236,976	197,564	198,200	200,343	199,326	199,461	199,639
2007	149,531	143,167	143,225	145,323	145,948	145,580
2008	126,725	123,608	124,288	124,729	125,329
2009	127,744	127,555	128,483	128,784
2010	142,483	142,652	143,757
2011	142,167	148,269
2012	163,736

Loss Emergence	@ 12	12 - 24	24 - 36	36 - 48	48 - 60	60 - 72	72 - 84	84 - 96	96 - 108	108 - 120	Total Development
2003 & Prior	152,862	(4,073)	16,046	(5,158)	9,932	3,240	(4,493)	(1,319)	2,871	(4,278)	12,768
2004	140,195	(14,816)	(13,164)	12,053	14,663	(1,234)	(12,619)	(2,294)	(3,807)		(21,217)
2005	140,699	(22,487)	15,788	(1,385)	4,067	(4,015)	(5,644)	(1,861)			(15,536)
2006	116,099	3,952	(3,729)	1,920	(10,141)	(1,775)	(4,320)				(14,093)
2007	93,610	4,530	2,262	7,185	(1,618)	(1,014)					11,346
2008	82,414	9,115	6,585	(854)	(7,019)						7,826
2009	89,175	12,259	(3,080)	1,701							10,880
2010	115,324	921	(4,911)								(3,990)
2011	117,674	(3,187)									(3,187)
2012	116,422

Calendar Year	CY 2003	CY 2004	CY 2005	CY 2006	CY 2007	CY 2008	CY 2009	CY 2010	CY 2011	CY 2012	Total Development
	N/A	(4,073)	1,231	(40,808)	41,725	17,319	11,637	(2,066)	(11,473)	(28,696)	(15,203)

Diagonals as of 12/31

Exhibit 12, Page 3

Valuation Date: December 31, 2012	ENDURANCE SPECIALTY HOLDINGS LIMITED
Values in Thousands USD (1.6255 USD/GBP)	ACCIDENT YEAR GLOBAL DEVELOPMENT TRIANGLES
Reinsurance Casualty
Casualty Professional Liability

ITD SUMMARY

Gross

Accident Year	Earned Premium	Paid Loss & ALAE	Case Reserves & ALAE	Additional Case Reserves	IBNR	PaidULAE	ULAE Reserve	Ultimate Loss & LAE	Ultimate Loss & LAE Ratio
2003 & Prior	53,920	17,640	2,043	304	—	0	35	20,022	37%
2004	74,632	22,576	685	615	2,938	12	64	26,890	36%
2005	81,467	21,788	3,311	300	2,823	9	97	28,328	35%
2006	60,644	10,540	3,502	625	2,118	13	94	16,891	28%
2007	53,341	15,375	5,411	6,531	3,326	69	229	30,940	58%
2008	58,222	23,484	9,317	6,825	4,262	178	306	44,372	76%
2009	63,716	18,910	9,463	5,455	11,533	151	397	45,909	72%
2010	87,400	14,980	6,546	3,730	35,471	103	686	61,517	70%
2011	67,830	4,679	6,077	5,169	35,694	35	704	52,357	77%
2012	53,780	763	1,642	23	35,348	6	555	38,337	71%

	654,953	150,736	47,996	29,576	133,513	576	3,166	365,563	56%

Ceded

Accident Year	Earned Premium	Paid Loss & ALAE	Case Reserves & ALAE	Additional Case Reserves	IBNR	PaidULAE	ULAE Reserve	Ultimate Loss & LAE	Ultimate Loss & LAE Ratio
2003 & Prior	—	—	—	—	—	—	—	—	0%
2004	—	—	—	—	—	—	—	—	0%
2005	—	—	—	—	—	—	—	—	0%
2006	—	—	—	—	—	—	—	—	0%
2007	—	—	—	—	—	—	—	—	0%
2008	—	—	—	—	—	—	—	—	0%
2009	—	—	—	—	—	—	—	—	0%
2010	—	—	—	—	—	—	—	—	0%
2011	—	—	—	—	—	—	—	—	0%
2012	—	—	—	—	—	—	—	—	0%

	—	—	—	—	—	—	—	—	0%

Net

Accident Year	Earned Premium	Paid Loss & ALAE	Case Reserves & ALAE	Additional Case Reserves	IBNR	PaidULAE	ULAE Reserve	Ultimate Loss & LAE	Ultimate Loss & LAE Ratio
2003 & Prior	53,920	17,640	2,043	304	—	0	35	20,022	37%
2004	74,632	22,576	685	615	2,938	12	64	26,890	36%
2005	81,467	21,788	3,311	300	2,823	9	97	28,328	35%
2006	60,644	10,540	3,502	625	2,118	13	94	16,891	28%
2007	53,341	15,375	5,411	6,531	3,326	69	229	30,940	58%
2008	58,222	23,484	9,317	6,825	4,262	178	306	44,372	76%
2009	63,716	18,910	9,463	5,455	11,533	151	397	45,909	72%
2010	87,400	14,980	6,546	3,730	35,471	103	686	61,517	70%
2011	67,830	4,679	6,077	5,169	35,694	35	704	52,357	77%
2012	53,780	763	1,642	23	35,348	6	555	38,337	71%

	654,953	150,736	47,996	29,576	133,513	576	3,166	365,563	56%

Exhibit 13, Page 1

Valuation Date: December 31, 2012	ENDURANCE SPECIALTY HOLDINGS LIMITED
Values in Thousands USD (1.6255 USD/GBP)	ACCIDENT YEAR GLOBAL DEVELOPMENT TRIANGLES
Reinsurance Casualty
Casualty Professional Liability

GROSS BASIS

Paid Loss & ALAE	12	24	36	48	60	72	84	96	108	120
2003 & Prior	238	229	621	3,322	7,324	9,640	13,540	15,984	17,463	17,640
2004	3	858	2,181	8,795	15,043	17,084	20,007	20,956	22,576
2005	8	1,175	3,171	10,692	15,523	19,790	20,289	21,788
2006	109	178	472	2,727	6,647	9,954	10,540
2007	44	1,481	4,259	6,940	10,774	15,375
2008	290	1,724	6,728	13,961	23,484
2009	391	3,436	11,045	18,910
2010	1,444	7,651	14,980
2011	1,007	4,679
2012	763

Case Incurred Loss & ALAE (incl ACRs)	12	24	36	48	60	72	84	96	108	120
2003 & Prior	242	4,058	7,969	23,312	19,143	18,362	21,112	21,000	20,408	19,987
2004	1,269	13,537	26,876	24,383	24,925	25,646	24,269	23,070	23,876
2005	835	7,659	16,866	20,364	22,041	22,724	23,457	25,399
2006	567	4,379	5,506	7,383	11,299	14,409	14,667
2007	2,749	12,614	20,500	20,241	26,641	27,317
2008	1,017	13,446	26,049	36,477	39,626
2009	1,066	9,704	19,048	33,828
2010	3,296	15,607	25,257
2011	5,175	15,925
2012	2,428

Ultimate Loss & ALAE	12	24	36	48	60	72	84	96	108	120
2003 & Prior	28,657	29,823	30,223	27,564	26,672	20,974	21,999	21,258	20,607	19,987
2004	52,922	49,537	47,707	37,510	31,914	32,117	29,971	28,894	26,814
2005	46,478	35,142	39,383	34,471	31,770	30,337	30,811	28,222
2006	35,016	32,126	29,460	25,559	23,343	19,275	16,785
2007	34,923	41,270	40,841	33,005	30,201	30,642
2008	39,012	41,234	45,594	44,280	43,888
2009	40,592	42,581	41,044	45,360
2010	56,414	59,157	60,727
2011	49,926	51,618
2012	37,776

Diagonals as of 12/31

Exhibit 13, Page 2

Valuation Date: December 31, 2012	ENDURANCE SPECIALTY HOLDINGS LIMITED
Values in Thousands USD (1.6255 USD/GBP)	ACCIDENT YEAR GLOBAL DEVELOPMENT TRIANGLES
Reinsurance Casualty
Casualty Professional Liability

GROSS BASIS

Ultimate Loss & ALAE Ratio	12	24	36	48	60	72	84	96	108	120
2003 & Prior	53.1%	55.3%	56.1%	51.1%	49.5%	38.9%	40.8%	39.4%	38.2%	37.1%
2004	70.9%	66.4%	63.9%	50.3%	42.8%	43.0%	40.2%	38.7%	35.9%
2005	57.1%	43.1%	48.3%	42.3%	39.0%	37.2%	37.8%	34.6%
2006	57.7%	53.0%	48.6%	42.1%	38.5%	31.8%	27.7%
2007	65.5%	77.4%	76.6%	61.9%	56.6%	57.4%
2008	67.0%	70.8%	78.3%	76.1%	75.4%
2009	63.7%	66.8%	64.4%	71.2%
2010	64.5%	67.7%	69.5%
2011	73.6%	76.1%
2012	70.2%

Earned Premium	12	24	36	48	60	72	84	96	108	120
2003 & Prior	50,904	53,158	53,741	53,872	53,894	53,915	53,911	53,919	53,919	53,920
2004	72,610	73,843	74,347	74,386	74,532	74,578	74,634	74,628	74,632
2005	77,972	79,819	80,609	81,171	81,406	81,478	81,444	81,467
2006	59,257	60,593	60,454	60,585	60,641	60,637	60,644
2007	53,900	52,509	53,212	53,373	53,373	53,341
2008	55,588	58,211	57,954	58,177	58,222
2009	59,180	62,245	63,538	63,716
2010	86,078	87,051	87,400
2011	67,516	67,830
2012	53,780

Loss Emergence	@ 12	12 - 24	24 - 36	36 - 48	48 - 60	60 - 72	72 - 84	84 - 96	96 - 108	108 - 120	Total Development
2003 & Prior	28,657	1,165	400	(2,659)	(892)	(5,698)	1,025	(742)	(651)	(620)	(8,670)
2004	52,922	(3,386)	(1,830)	(10,196)	(5,596)	202	(2,145)	(1,078)	(2,079)		(26,108)
2005	46,478	(11,335)	4,241	(4,913)	(2,701)	(1,432)	474	(2,589)			(18,256)
2006	35,016	(2,890)	(2,666)	(3,901)	(2,217)	(4,067)	(2,491)				(18,231)
2007	34,923	6,347	(429)	(7,837)	(2,803)	441					(4,281)
2008	39,012	2,222	4,361	(1,314)	(392)						4,876
2009	40,592	1,989	(1,536)	4,316							4,769
2010	56,414	2,743	1,570								4,314
2011	49,926	1,693									1,693
2012	37,776

Calendar Year	CY 2003	CY 2004	CY 2005	CY 2006	CY 2007	CY 2008	CY 2009	CY 2010	CY 2011	CY 2012	Total Development
	N/A	1,165	(2,985)	(15,824)	(9,737)	(12,526)	(3,581)	(8,024)	(8,233)	(150)	(59,895)

Diagonals as of 12/31

Exhibit 13, Page 3

Valuation Date: December 31, 2012	ENDURANCE SPECIALTY HOLDINGS LIMITED
Values in Thousands USD (1.6255 USD/GBP)	ACCIDENT YEAR GLOBAL DEVELOPMENT TRIANGLES
Reinsurance Casualty
Workers’ Compensation (Predominantly Ground Up Pro Rata)

ITD SUMMARY

Gross

Accident Year	Earned Premium	Paid Loss & ALAE	Case Reserves & ALAE	Additional Case Reserves	IBNR	PaidULAE	ULAE Reserve	Ultimate Loss & LAE	Ultimate Loss & LAE Ratio
2003 & Prior	12,964	664	1,434	—	3,704	(2)	77	5,878	45%
2004	21,763	10,624	3,416	—	6,509	9	149	20,706	95%
2005	71,794	46,575	4,209	67	3,265	9	113	54,239	76%
2006	128,257	47,162	6,358	253	6,185	19	192	60,169	47%
2007	25,171	2,984	812	47	2,371	16	48	6,278	25%
2008	1,468	—	—	—	1,191	—	18	1,208	82%
2009	1,529	0	—	—	1,265	0	19	1,285	84%
2010	5,557	134	1,171	—	3,439	3	69	4,817	87%
2011	4,945	598	698	59	2,902	4	55	4,316	87%
2012	5,015	—	235	93	3,770	—	61	4,158	83%

	278,463	108,742	18,333	518	34,602	57	802	163,055	59%

Ceded

Accident Year	Earned Premium	Paid Loss & ALAE	Case Reserves & ALAE	Additional Case Reserves	IBNR	PaidULAE	ULAE Reserve	Ultimate Loss & LAE	Ultimate Loss & LAE Ratio
2003 & Prior	—	—	—	—	—	—	—	—	0%
2004	4	230	31	—	0	—	—	261	6915%
2005	1,775	631	58	—	47	—	—	736	41%
2006	2,783	—	—	—	82	—	—	82	3%
2007	42	—	—	—	6	—	—	6	14%
2008	—	—	—	—	—	—	—	—	0%
2009	—	—	—	—	—	—	—	—	0%
2010	—	—	—	—	—	—	—	—	0%
2011	—	—	—	—	—	—	—	—	0%
2012	—	—	—	—	—	—	—	—	0%

	4,604	861	89	—	135	—	—	1,085	24%

Net

Accident Year	Earned Premium	Paid Loss & ALAE	Case Reserves & ALAE	Additional Case Reserves	IBNR	PaidULAE	ULAE Reserve	Ultimate Loss & LAE	Ultimate Loss & LAE Ratio
2003 & Prior	12,964	664	1,434	—	3,704	(2)	77	5,878	45%
2004	21,759	10,394	3,385	—	6,509	9	149	20,445	94%
2005	70,019	45,944	4,151	67	3,218	9	113	53,503	76%
2006	125,474	47,162	6,358	253	6,104	19	192	60,088	48%
2007	25,128	2,984	812	47	2,365	16	48	6,272	25%
2008	1,468	—	—	—	1,191	—	18	1,208	82%
2009	1,529	0	—	—	1,265	0	19	1,285	84%
2010	5,557	134	1,171	—	3,439	3	69	4,817	87%
2011	4,945	598	698	59	2,902	4	55	4,316	87%
2012	5,015	—	235	93	3,770	—	61	4,158	83%

	273,859	107,881	18,244	518	34,467	57	802	161,970	59%

Exhibit 14, Page 1

Valuation Date: December 31, 2012	ENDURANCE SPECIALTY HOLDINGS LIMITED
Values in Thousands USD (1.6255 USD/GBP)	ACCIDENT YEAR GLOBAL DEVELOPMENT TRIANGLES
Reinsurance Casualty
Workers’ Compensation (Predominantly Ground Up Pro Rata)

GROSS BASIS

Paid Loss & ALAE	12	24	36	48	60	72	84	96	108	120
2003 & Prior	—	98	123	133	136	165	221	237	601	664
2004	91	1,486	3,572	4,563	6,087	8,139	8,614	9,357	10,624
2005	1,474	20,008	27,019	34,592	39,890	43,350	45,381	46,575
2006	2,781	21,080	29,847	36,252	40,591	44,491	47,162
2007	828	1,241	1,580	1,816	2,427	2,984
2008	—	—	—	—	—
2009	—	—	—	0
2010	—	51	134
2011	—	598
2012	—

Case Incurred Loss & ALAE (incl ACRs)	12	24	36	48	60	72	84	96	108	120
2003 & Prior	625	1,010	1,976	1,861	1,861	1,798	1,801	1,895	2,078	2,099
2004	2,974	7,486	11,158	12,058	13,106	12,749	13,104	13,385	14,040
2005	5,750	43,224	44,239	48,142	50,874	48,487	49,951	50,852
2006	6,769	30,412	36,108	40,105	47,404	50,605	53,773
2007	1,069	1,391	1,637	2,123	2,824	3,843
2008	—	—	—	—	—
2009	—	—	—	0
2010	1,163	1,254	1,306
2011	375	1,355
2012	327

Ultimate Loss & ALAE	12	24	36	48	60	72	84	96	108	120
2003 & Prior	7,309	9,182	9,277	9,101	9,117	8,979	8,593	7,873	7,176	5,803
2004	16,411	19,412	21,472	21,791	21,738	20,712	20,759	20,686	20,549
2005	43,269	59,442	55,955	56,118	56,076	53,435	53,930	54,117
2006	58,212	64,951	56,019	52,925	56,985	58,237	59,958
2007	11,873	7,379	5,409	4,957	5,183	6,214
2008	981	981	981	677	1,191
2009	—	—	—	1,266
2010	5,517	5,201	4,745
2011	4,037	4,257
2012	4,097

Diagonals as of 12/31

Exhibit 14, Page 2

Valuation Date: December 31, 2012	ENDURANCE SPECIALTY HOLDINGS LIMITED
Values in Thousands USD (1.6255 USD/GBP)	ACCIDENT YEAR GLOBAL DEVELOPMENT TRIANGLES
Reinsurance Casualty
Workers’ Compensation (Predominantly Ground Up Pro Rata)

GROSS BASIS

Ultimate Loss & ALAE Ratio	12	24	36	48	60	72	84	96	108	120
2003 & Prior	56.4%	70.8%	71.6%	70.2%	70.3%	69.3%	66.3%	60.7%	55.4%	44.8%
2004	75.4%	89.2%	98.7%	100.1%	99.9%	95.2%	95.4%	95.1%	94.4%
2005	60.3%	82.8%	77.9%	78.2%	78.1%	74.4%	75.1%	75.4%
2006	45.4%	50.6%	43.7%	41.3%	44.4%	45.4%	46.7%
2007	47.2%	29.3%	21.5%	19.7%	20.6%	24.7%
2008	66.8%	66.8%	66.8%	46.1%	81.1%
2009	0.0%	0.0%	0.0%	82.8%
2010	99.3%	93.6%	85.4%
2011	81.6%	86.1%
2012	81.7%

Earned Premium	12	24	36	48	60	72	84	96	108	120
2003 & Prior	12,867	12,899	12,926	12,935	12,939	12,953	12,964	12,964	12,964	12,964
2004	23,448	21,617	21,760	21,745	21,745	21,749	21,753	21,753	21,763
2005	53,497	73,528	73,644	73,130	73,305	71,721	71,753	71,794
2006	122,779	131,198	129,112	129,188	128,225	128,244	128,257
2007	24,172	24,003	24,005	24,004	24,004	25,171
2008	300	300	300	300	1,468
2009	—	—	—	1,529
2010	3,628	3,969	5,557
2011	4,516	4,945
2012	5,015

Loss Emergence	@ 12	12 - 24	24 - 36	36 - 48	48 - 60	60 - 72	72 - 84	84 - 96	96 - 108	108 - 120	Total Development
2003 & Prior	7,309	1,873	95	(176)	16	(137)	(386)	(721)	(696)	(1,374)	(1,507)
2004	16,411	3,001	2,060	319	(53)	(1,027)	47	(72)	(138)		4,137
2005	43,269	16,173	(3,487)	164	(42)	(2,642)	496	187			10,847
2006	58,212	6,739	(8,933)	(3,094)	4,060	1,252	1,721				1,746
2007	11,873	(4,494)	(1,970)	(452)	226	1,031					(5,659)
2008	981	—	—	(304)	513						210
2009	—	—	—	1,266							1,266
2010	5,517	(317)	(456)								(773)
2011	4,037	220									220
2012	4,097

Calendar Year	CY 2003	CY 2004	CY 2005	CY 2006	CY 2007	CY 2008	CY 2009	CY 2010	CY 2011	CY 2012	Total Development
	N/A	1,873	3,096	18,056	3,587	(13,453)	(6,518)	293	585	2,970	10,488

Diagonals as of 12/31

Exhibit 14, Page 3

Valuation Date: December 31, 2012	ENDURANCE SPECIALTY HOLDINGS LIMITED
Values in Thousands USD (1.6255 USD/GBP)	ACCIDENT YEAR GLOBAL DEVELOPMENT TRIANGLES
Reinsurance Other Specialty
Agriculture and Other Specialty

ITD SUMMARY

Gross

Accident Year	Earned Premium	Paid Loss & ALAE	Case Reserves & ALAE	Additional Case Reserves	IBNR	PaidULAE	ULAE Reserve	Ultimate Loss & LAE	Ultimate Loss & LAE Ratio
2003 & Prior	124,386	67,595	3,849	—	15,669	299	293	87,705	71%
2004	70,705	22,527	1,742	—	6,449	(0)	123	30,840	44%
2005	58,136	30,132	19	—	435	0	7	30,593	53%
2006	121,477	72,125	0	—	250	0	4	72,378	60%
2007	148,532	87,586	16	—	339	150	5	88,096	59%
2008	23,834	7,508	78	—	1,145	451	18	9,200	39%
2009	18,246	5,560	4	—	1,657	53	25	7,299	40%
2010	22,228	9,671	169	875	1,874	190	44	12,823	58%
2011	19,316	13,441	6,501	—	2,683	312	138	23,075	119%
2012	15,876	18,068	2,952	—	15,118	524	271	36,933	233%

	622,737	334,213	15,331	875	45,618	1,979	927	398,944	64%

Ceded

Accident Year	Earned Premium	Paid Loss & ALAE	Case Reserves & ALAE	Additional Case Reserves	IBNR	PaidULAE	ULAE Reserve	Ultimate Loss & LAE	Ultimate Loss & LAE Ratio
2003 & Prior	—	—	—	—	—	—	—	—	0%
2004	—	—	—	—	—	—	—	—	0%
2005	—	—	—	—	—	—	—	—	0%
2006	842	—	—	—	—	—	—	—	0%
2007	1,989	—	—	—	—	—	—	—	0%
2008	472	—	—	—	—	—	—	—	0%
2009	—	—	—	—	—	—	—	—	0%
2010	—	—	—	—	—	—	—	—	0%
2011	—	—	—	—	—	—	—	—	0%
2012	—	—	—	—	—	—	—	—	0%

	3,302	—	—	—	—	—	—	—	0%

Net

Accident Year	Earned Premium	Paid Loss & ALAE	Case Reserves & ALAE	Additional Case Reserves	IBNR	PaidULAE	ULAE Reserve	Ultimate Loss & LAE	Ultimate Loss & LAE Ratio
2003 & Prior	124,386	67,595	3,849	—	15,669	299	293	87,705	71%
2004	70,705	22,527	1,742	—	6,449	(0)	123	30,840	44%
2005	58,136	30,132	19	—	435	0	7	30,593	53%
2006	120,636	72,125	0	—	250	0	4	72,378	60%
2007	146,544	87,586	16	—	339	150	5	88,096	60%
2008	23,362	7,508	78	—	1,145	451	18	9,200	39%
2009	18,246	5,560	4	—	1,657	53	25	7,299	40%
2010	22,228	9,671	169	875	1,874	190	44	12,823	58%
2011	19,316	13,441	6,501	—	2,683	312	138	23,075	119%
2012	15,876	18,068	2,952	—	15,118	524	271	36,933	233%

	619,435	334,213	15,331	875	45,618	1,979	927	398,944	64%

Exhibit 15, Page 1

Valuation Date: December 31, 2012	ENDURANCE SPECIALTY HOLDINGS LIMITED
Values in Thousands USD (1.6255 USD/GBP)	ACCIDENT YEAR GLOBAL DEVELOPMENT TRIANGLES
Reinsurance Other Specialty
Agriculture and Other Specialty

GROSS BASIS

Paid Loss & ALAE	12	24	36	48	60	72	84	96	108	120
2003 & Prior	1,563	10,243	17,869	23,558	37,013	39,000	40,963	54,186	55,314	67,595
2004	5,717	12,794	16,584	19,040	20,635	21,439	22,067	22,310	22,527
2005	4,476	29,670	29,830	29,927	29,949	30,020	30,128	30,132
2006	840	72,752	72,790	72,107	72,126	72,118	72,125
2007	626	86,896	87,540	87,574	87,547	87,586
2008	1,748	7,133	7,341	7,440	7,508
2009	1,162	5,520	5,560	5,560
2010	1,125	9,496	9,671
2011	9,291	13,441
2012	18,068

Case Incurred Loss & ALAE (incl ACRs)	12	24	36	48	60	72	84	96	108	120
2003 & Prior	9,565	26,796	31,705	36,305	48,635	49,078	51,088	59,098	69,802	71,444
2004	11,347	20,483	23,068	24,580	23,480	24,123	24,159	23,945	24,268
2005	5,505	30,091	30,144	30,160	30,142	30,185	30,266	30,151
2006	842	72,753	72,790	72,107	72,126	72,119	72,125
2007	770	86,898	87,543	87,589	87,561	87,602
2008	1,748	7,308	7,407	7,538	7,586
2009	1,531	5,525	5,565	5,565
2010	2,346	9,765	10,716
2011	9,626	19,943
2012	21,020

Ultimate Loss & ALAE	12	24	36	48	60	72	84	96	108	120
2003 & Prior	93,531	86,267	81,089	72,239	78,764	75,748	74,227	81,791	88,226	87,113
2004	58,737	57,551	47,820	43,450	38,140	35,502	32,824	31,495	30,717
2005	46,041	39,576	37,229	35,157	33,104	31,340	31,181	30,586
2006	77,919	80,875	78,477	76,177	74,321	72,686	72,374
2007	114,121	92,476	91,980	90,477	89,248	87,942
2008	17,779	11,024	10,230	9,733	8,731
2009	12,952	8,664	7,847	7,222
2010	15,737	11,772	12,590
2011	17,311	22,625
2012	36,137

Diagonals as of 12/31

Exhibit 15, Page 2

Valuation Date: December 31, 2012	ENDURANCE SPECIALTY HOLDINGS LIMITED
Values in Thousands USD (1.6255 USD/GBP)	ACCIDENT YEAR GLOBAL DEVELOPMENT TRIANGLES
Reinsurance Other Specialty
Agriculture and Other Specialty

GROSS BASIS

Ultimate Loss & ALAE Ratio	12	24	36	48	60	72	84	96	108	120
2003 & Prior	75.2%	69.4%	65.2%	58.1%	63.3%	60.9%	59.7%	65.8%	70.9%	70.0%
2004	83.1%	81.4%	67.6%	61.5%	53.9%	50.2%	46.4%	44.5%	43.4%
2005	79.2%	68.1%	64.0%	60.5%	56.9%	53.9%	53.6%	52.6%
2006	64.1%	66.6%	64.6%	62.7%	61.2%	59.8%	59.6%
2007	76.8%	62.3%	61.9%	60.9%	60.1%	59.2%
2008	74.6%	46.3%	42.9%	40.8%	36.6%
2009	71.0%	47.5%	43.0%	39.6%
2010	70.8%	53.0%	56.6%
2011	89.6%	117.1%
2012	227.6%

Earned Premium	12	24	36	48	60	72	84	96	108	120
2003 & Prior	123,418	124,302	125,728	123,862	123,762	123,763	124,204	124,296	124,410	124,386
2004	71,801	71,524	70,017	70,191	70,309	70,581	70,646	70,712	70,705
2005	56,505	57,968	57,867	58,032	58,103	58,064	58,117	58,136
2006	121,585	121,295	121,512	121,468	121,454	121,463	121,477
2007	144,092	148,514	148,524	148,521	148,491	148,532
2008	23,535	23,885	23,812	23,796	23,834
2009	18,465	18,121	18,238	18,246
2010	22,399	22,355	22,228
2011	18,144	19,316
2012	15,876

Loss Emergence	@ 12	12 - 24	24 - 36	36 - 48	48 - 60	60 - 72	72 - 84	84 - 96	96 - 108	108 - 120	Total Development
2003 & Prior	93,531	(7,264)	(5,178)	(8,849)	6,524	(3,016)	(1,521)	7,563	6,435	(1,113)	(6,418)
2004	58,737	(1,186)	(9,730)	(4,370)	(5,310)	(2,638)	(2,678)	(1,330)	(777)		(28,019)
2005	46,041	(6,465)	(2,347)	(2,072)	(2,053)	(1,764)	(159)	(595)			(15,455)
2006	77,919	2,957	(2,398)	(2,300)	(1,856)	(1,635)	(312)				(5,544)
2007	114,121	(21,645)	(496)	(1,503)	(1,229)	(1,307)					(26,180)
2008	17,779	(6,755)	(794)	(497)	(1,002)						(9,048)
2009	12,952	(4,288)	(817)	(625)							(5,730)
2010	15,737	(3,965)	818								(3,147)
2011	17,311	5,315									5,315
2012	36,137

Calendar Year	CY 2003	CY 2004	CY 2005	CY 2006	CY 2007	CY 2008	CY 2009	CY 2010	CY 2011	CY 2012	Total Development
	N/A	(7,264)	(6,364)	(25,044)	2,764	(34,440)	(15,763)	(5,319)	(3,196)	401	(94,226)

Diagonals as of 12/31

Exhibit 15, Page 3

Valuation Date: December 31, 2012	ENDURANCE SPECIALTY HOLDINGS LIMITED
Values in Thousands USD (1.6255 USD/GBP)	ACCIDENT YEAR GLOBAL DEVELOPMENT TRIANGLES
Reinsurance Other Specialty
Surety and Trade Credit

ITD SUMMARY

Gross

Accident Year	Earned Premium	Paid Loss & ALAE	Case Reserves & ALAE	Additional Case Reserves	IBNR	PaidULAE	ULAE Reserve	Ultimate Loss & LAE	Ultimate Loss & LAE Ratio
2003 & Prior	—	—	—	—	—	—	—	—	0%
2004	684	98	1	—	14	0	0	113	16%
2005	36,849	15,005	1,278	452	751	0	37	17,523	48%
2006	60,371	19,834	1,443	148	1,148	2	41	22,616	37%
2007	59,297	14,371	1,410	—	1,711	21	47	17,560	30%
2008	47,181	4,810	1,095	489	2,077	80	55	8,606	18%
2009	35,805	6,964	2,142	235	2,322	107	70	11,839	33%
2010	34,374	6,493	4,597	273	2,639	147	113	14,261	41%
2011	31,947	5,347	3,305	624	7,147	36	166	16,626	52%
2012	33,587	944	4,614	379	15,573	3	308	21,821	65%

	340,095	73,866	19,884	2,599	33,383	396	838	130,965	39%

Ceded

Accident Year	Earned Premium	Paid Loss & ALAE	Case Reserves & ALAE	Additional Case Reserves	IBNR	PaidULAE	ULAE Reserve	Ultimate Loss & LAE	Ultimate Loss & LAE Ratio
2003 & Prior	—	—	—	—	—	—	—	—	0%
2004	—	—	—	—	—	—	—	—	0%
2005	4,394	1,188	384	—	131	—	—	1,703	39%
2006	4,269	—	—	—	161	—	—	161	4%
2007	49	(114)	241	—	1	—	—	128	263%
2008	126	211	142	—	4	—	—	356	283%
2009	77	36	4	—	3	—	—	43	57%
2010	136	61	12	—	21	—	—	95	70%
2011	448	28	0	—	113	—	—	141	31%
2012	1,032	—	—	—	367	—	—	367	36%

	10,530	1,409	784	—	801	—	—	2,994	28%

Net

Accident Year	Earned Premium	Paid Loss & ALAE	Case Reserves & ALAE	Additional Case Reserves	IBNR	PaidULAE	ULAE Reserve	Ultimate Loss & LAE	Ultimate Loss & LAE Ratio
2003 & Prior	—	—	—	—	—	—	—	—	0%
2004	684	98	1	—	14	0	0	113	16%
2005	32,456	13,817	894	452	620	0	37	15,820	49%
2006	56,102	19,834	1,443	148	988	2	41	22,455	40%
2007	59,248	14,486	1,169	—	1,710	21	47	17,432	29%
2008	47,055	4,600	953	489	2,073	80	55	8,250	18%
2009	35,728	6,928	2,137	235	2,318	107	70	11,795	33%
2010	34,239	6,432	4,585	273	2,617	147	113	14,167	41%
2011	31,499	5,319	3,305	624	7,034	36	166	16,485	52%
2012	32,555	944	4,614	379	15,206	3	308	21,454	66%

	329,564	72,457	19,100	2,599	32,581	396	838	127,971	39%

Exhibit 16, Page 1

Valuation Date: December 31, 2012	ENDURANCE SPECIALTY HOLDINGS LIMITED
Values in Thousands USD (1.6255 USD/GBP)	ACCIDENT YEAR GLOBAL DEVELOPMENT TRIANGLES
Reinsurance Other Specialty
Surety and Trade Credit

GROSS BASIS

Paid Loss & ALAE	12	24	36	48	60	72	84	96	108	120
2003 & Prior	—	—	—	—	—	—	—	—	—	—
2004	—	—	76	81	94	98	107	107	98
2005	589	5,430	9,374	10,372	12,061	14,490	14,862	15,005
2006	397	8,209	12,912	15,468	18,685	20,112	19,834
2007	2,785	8,035	12,218	12,624	13,932	14,371
2008	(120)	1,426	2,742	3,980	4,810
2009	281	3,560	6,218	6,964
2010	780	2,780	6,493
2011	796	5,347
2012	944

Case Incurred Loss & ALAE (incl ACRs)	12	24	36	48	60	72	84	96	108	120
2003 & Prior	—	—	—	—	—	—	—	—	—	—
2004	—	102	85	82	386	389	110	108	98
2005	4,173	9,072	12,249	15,181	15,654	16,743	16,664	16,735
2006	2,061	13,819	18,447	20,782	23,550	23,752	21,425
2007	9,974	11,136	14,643	14,905	15,530	15,781
2008	135	2,072	4,398	6,242	6,394
2009	2,158	6,155	8,853	9,340
2010	1,835	5,300	11,364
2011	1,459	9,276
2012	5,936

Ultimate Loss & ALAE	12	24	36	48	60	72	84	96	108	120
2003 & Prior	—	—	—	—	—	—	—	—	—	—
2004	422	340	177	131	439	418	133	136	113
2005	24,595	19,060	15,522	17,916	17,524	18,126	17,869	17,486
2006	27,708	25,054	23,607	24,753	28,273	25,812	22,573
2007	34,850	23,452	20,765	21,005	18,426	17,492
2008	23,051	14,382	9,112	8,901	8,471
2009	22,750	15,639	13,469	11,661
2010	17,936	13,808	14,002
2011	16,003	16,423
2012	21,510

Diagonals as of 12/31

Exhibit 16, Page 2

Valuation Date: December 31, 2012	ENDURANCE SPECIALTY HOLDINGS LIMITED
Values in Thousands USD (1.6255 USD/GBP)	ACCIDENT YEAR GLOBAL DEVELOPMENT TRIANGLES
Reinsurance Other Specialty
Surety and Trade Credit

GROSS BASIS

Ultimate Loss & ALAE Ratio	12	24	36	48	60	72	84	96	108	120
2003 & Prior	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%
2004	61.7%	49.7%	25.9%	19.2%	64.2%	61.1%	19.5%	19.9%	16.5%
2005	66.7%	51.7%	42.1%	48.6%	47.6%	49.2%	48.5%	47.5%
2006	45.9%	41.5%	39.1%	41.0%	46.8%	42.8%	37.4%
2007	58.8%	39.6%	35.0%	35.4%	31.1%	29.5%
2008	48.9%	30.5%	19.3%	18.9%	18.0%
2009	63.5%	43.7%	37.6%	32.6%
2010	52.2%	40.2%	40.7%
2011	50.1%	51.4%
2012	64.0%

Earned Premium	12	24	36	48	60	72	84	96	108	120
2003 & Prior	—	—	—	—	—	—	—	—	—	—
2004	579	595	678	684	677	683	683	684	684
2005	32,041	35,776	35,676	35,992	36,314	36,532	36,697	36,849
2006	54,398	57,048	58,140	58,885	59,544	59,953	60,371
2007	54,511	57,136	58,401	58,832	59,057	59,297
2008	47,730	47,230	46,983	47,015	47,181
2009	35,388	35,687	35,700	35,805
2010	35,075	34,585	34,374
2011	33,599	31,947
2012	33,587

Loss Emergence	@ 12	12 - 24	24 - 36	36 - 48	48 - 60	60 - 72	72 - 84	84 - 96	96 - 108	108 - 120	Total Development
2003 & Prior	—	—	—	—	—	—	—	—	—	—	—
2004	422	(83)	(163)	(46)	308	(21)	(285)	2	(23)		(310)
2005	24,595	(5,535)	(3,538)	2,395	(392)	602	(258)	(383)			(7,109)
2006	27,708	(2,654)	(1,447)	1,146	3,520	(2,461)	(3,239)				(5,135)
2007	34,850	(11,398)	(2,687)	240	(2,579)	(934)					(17,358)
2008	23,051	(8,669)	(5,270)	(211)	(430)						(14,580)
2009	22,750	(7,111)	(2,170)	(1,808)							(11,088)
2010	17,936	(4,128)	194								(3,934)
2011	16,003	420									420
2012	21,510

Calendar Year	CY 2003	CY 2004	CY 2005	CY 2006	CY 2007	CY 2008	CY 2009	CY 2010	CY 2011	CY 2012	Total Development
	N/A	—	(83)	(5,698)	(6,238)	(10,143)	(10,623)	(8,303)	(11,803)	(6,203)	(59,094)

Diagonals as of 12/31

Exhibit 16, Page 3

Valuation Date: December 31, 2012	ENDURANCE SPECIALTY HOLDINGS LIMITED
Values in Thousands USD (1.6255 USD/GBP)	ACCIDENT YEAR GLOBAL DEVELOPMENT TRIANGLES
Reinsurance Other Specialty
Aerospace and Marine

ITD SUMMARY

Gross

Accident Year	Earned Premium	Paid Loss & ALAE	Case Reserves & ALAE	Additional Case Reserves	IBNR	PaidULAE	ULAE Reserve	Ultimate Loss & LAE	Ultimate Loss & LAE Ratio
2003 & Prior	134,402	58,378	1,260	—	603	0	28	60,269	45%
2004	151,688	77,508	2,167	—	1,308	18	52	81,053	53%
2005	212,287	313,376	9,839	—	6,591	1,044	246	331,096	156%
2006	203,577	75,424	7,670	144	7,589	263	231	91,321	45%
2007	114,104	69,043	11,616	439	1,707	568	206	83,579	73%
2008	80,126	36,236	7,488	940	3,209	420	175	48,468	60%
2009	52,908	21,299	7,169	3,142	2,701	234	195	34,740	66%
2010	51,467	19,057	6,773	386	1,431	224	129	27,999	54%
2011	54,555	23,815	10,714	1,750	9,000	149	322	45,749	84%
2012	56,521	4,607	7,399	2,246	26,889	30	548	41,720	74%

	1,111,635	698,743	72,095	9,046	61,028	2,951	2,133	845,994	76%

Ceded

Accident Year	Earned Premium	Paid Loss & ALAE	Case Reserves & ALAE	Additional Case Reserves	IBNR	PaidULAE	ULAE Reserve	Ultimate Loss & LAE	Ultimate Loss & LAE Ratio
2003 & Prior	—	—	—	—	—	—	—	—	0%
2004	—	—	—	—	—	—	—	—	0%
2005	—	—	—	—	—	—	—	—	0%
2006	2,916	—	—	—	—	—	—	—	0%
2007	3,957	2,572	—	—	—	—	—	2,572	65%
2008	3,466	—	—	—	—	—	—	—	0%
2009	2,243	—	—	—	—	—	—	—	0%
2010	1,791	—	—	—	—	—	—	—	0%
2011	—	—	—	—	—	—	—	—	0%
2012	—	—	—	—	—	—	—	—	0%

	14,373	2,572	—	—	—	—	—	2,572	18%

Net

Accident Year	Earned Premium	Paid Loss & ALAE	Case Reserves & ALAE	Additional Case Reserves	IBNR	PaidULAE	ULAE Reserve	Ultimate Loss & LAE	Ultimate Loss & LAE Ratio
2003 & Prior	134,402	58,378	1,260	—	603	0	28	60,269	45%
2004	151,688	77,508	2,167	—	1,308	18	52	81,053	53%
2005	212,287	313,376	9,839	—	6,591	1,044	246	331,096	156%
2006	200,660	75,424	7,670	144	7,589	263	231	91,321	46%
2007	110,147	66,471	11,616	439	1,707	568	206	81,007	74%
2008	76,660	36,236	7,488	940	3,209	420	175	48,468	63%
2009	50,665	21,299	7,169	3,142	2,701	234	195	34,740	69%
2010	49,676	19,057	6,773	386	1,431	224	129	27,999	56%
2011	54,555	23,815	10,714	1,750	9,000	149	322	45,749	84%
2012	56,521	4,607	7,399	2,246	26,889	30	548	41,720	74%

	1,097,263	696,170	72,095	9,046	61,028	2,951	2,133	843,422	77%

Exhibit 17, Page 1

Valuation Date: December 31, 2012	ENDURANCE SPECIALTY HOLDINGS LIMITED
Values in Thousands USD (1.6255 USD/GBP)	ACCIDENT YEAR GLOBAL DEVELOPMENT TRIANGLES
Reinsurance Other Specialty
Aerospace and Marine

GROSS BASIS

Paid Loss & ALAE	12	24	36	48	60	72	84	96	108	120
2003 & Prior	20,239	38,606	45,409	49,695	54,040	56,702	57,558	56,901	57,250	58,378
2004	8,452	42,196	57,748	69,214	72,405	74,840	76,651	77,713	77,508
2005	19,806	135,968	215,366	251,974	285,257	302,919	309,422	313,376
2006	6,536	23,658	42,484	55,360	65,188	71,533	75,424
2007	9,001	28,426	44,601	56,185	61,466	69,043
2008	7,207	21,104	27,711	32,039	36,236
2009	4,047	13,567	18,412	21,299
2010	4,565	13,551	19,057
2011	8,527	23,815
2012	4,607

Case Incurred Loss & ALAE (incl ACRs)	12	24	36	48	60	72	84	96	108	120
2003 & Prior	44,157	62,781	62,138	62,662	63,467	62,607	62,306	60,688	59,989	59,637
2004	31,681	75,771	82,880	87,223	84,037	83,437	82,191	81,000	79,675
2005	162,077	282,824	302,968	323,084	335,087	328,885	327,967	323,216
2006	22,497	56,051	80,944	83,021	87,284	87,428	83,238
2007	27,210	64,427	74,421	81,473	82,314	81,098
2008	19,802	36,615	43,842	44,421	44,664
2009	13,557	28,679	31,166	31,610
2010	11,430	24,168	26,215
2011	24,245	36,278
2012	14,253

Ultimate Loss & ALAE	12	24	36	48	60	72	84	96	108	120
2003 & Prior	88,566	78,953	65,004	62,900	63,770	62,980	62,960	61,603	61,002	60,241
2004	97,228	99,623	88,148	88,871	84,579	85,549	84,414	84,306	80,983
2005	236,299	308,893	306,696	319,792	332,839	333,091	339,298	329,806
2006	91,473	84,550	90,857	87,591	91,085	94,288	90,827
2007	64,909	75,306	78,768	82,529	83,579	82,805
2008	54,812	51,326	54,761	45,580	47,873
2009	37,390	36,666	34,657	34,311
2010	32,446	30,459	27,646
2011	48,406	45,278
2012	41,141

Diagonals as of 12/31

Exhibit 17, Page 2

Valuation Date: December 31, 2012	ENDURANCE SPECIALTY HOLDINGS LIMITED
Values in Thousands USD (1.6255 USD/GBP)	ACCIDENT YEAR GLOBAL DEVELOPMENT TRIANGLES
Reinsurance Other Specialty
Aerospace and Marine

GROSS BASIS

Ultimate Loss & ALAE Ratio	12	24	36	48	60	72	84	96	108	120
2003 & Prior	65.9%	58.7%	48.4%	46.8%	47.4%	46.9%	46.8%	45.8%	45.4%	44.8%
2004	64.1%	65.7%	58.1%	58.6%	55.8%	56.4%	55.6%	55.6%	53.4%
2005	111.3%	145.5%	144.5%	150.6%	156.8%	156.9%	159.8%	155.4%
2006	44.9%	41.5%	44.6%	43.0%	44.7%	46.3%	44.6%
2007	56.9%	66.0%	69.0%	72.3%	73.2%	72.6%
2008	68.4%	64.1%	68.3%	56.9%	59.7%
2009	70.7%	69.3%	65.5%	64.8%
2010	63.0%	59.2%	53.7%
2011	88.7%	83.0%
2012	72.8%

Earned Premium	12	24	36	48	60	72	84	96	108	120
2003 & Prior	128,356	130,692	133,798	134,430	134,358	134,404	134,406	134,401	134,400	134,402
2004	143,123	147,880	150,795	151,039	151,290	151,253	151,701	151,689	151,688
2005	228,768	215,368	215,614	216,250	215,678	213,214	212,450	212,287
2006	197,824	202,088	205,147	204,630	204,880	204,245	203,577
2007	113,451	116,157	115,940	114,357	114,344	114,104
2008	78,242	79,498	80,143	80,192	80,126
2009	50,393	52,440	52,742	52,908
2010	48,720	51,008	51,467
2011	52,748	54,555
2012	56,521

Loss Emergence	@ 12	12 - 24	24 - 36	36 - 48	48 - 60	60 - 72	72 - 84	84 - 96	96 - 108	108 - 120	Total Development
2003 & Prior	88,566	(9,613)	(13,949)	(2,104)	870	(790)	(21)	(1,357)	(601)	(761)	(28,325)
2004	97,228	2,395	(11,475)	723	(4,292)	970	(1,135)	(108)	(3,324)		(16,245)
2005	236,299	72,594	(2,197)	13,096	13,047	252	6,207	(9,491)			93,507
2006	91,473	(6,923)	6,307	(3,266)	3,495	3,203	(3,461)				(646)
2007	64,909	10,397	3,462	3,761	1,050	(774)					17,896
2008	54,812	(3,486)	3,435	(9,181)	2,293						(6,939)
2009	37,390	(724)	(2,009)	(346)							(3,079)
2010	32,446	(1,988)	(2,812)								(4,800)
2011	48,406	(3,129)									(3,129)
2012	41,141

Calendar Year	CY 2003	CY 2004	CY 2005	CY 2006	CY 2007	CY 2008	CY 2009	CY 2010	CY 2011	CY 2012	Total Development
	N/A	(9,613)	(11,554)	59,015	(7,526)	24,718	10,706	7,727	(3,427)	(21,805)	48,241

Diagonals as of 12/31

Exhibit 17, Page 3

Valuation Date: December 31, 2012	ENDURANCE SPECIALTY HOLDINGS LIMITED
Values in Thousands USD (1.6255 USD/GBP)	ACCIDENT YEAR GLOBAL DEVELOPMENT TRIANGLES

Insurance Agriculture

ITD SUMMARY

Gross

Accident Year	Earned Premium	Paid Loss & ALAE	Case Reserves & ALAE	Additional Case Reserves	IBNR	PaidULAE	ULAE Reserve	Ultimate Loss & LAE	Ultimate Loss & LAE Ratio
2003 & Prior	—	—	—	—	—	—	—	—	0%
2004	—	—	—	—	—	—	—	—	0%
2005	—	—	—	—	—	—	—	—	0%
2006	—	—	—	—	—	—	—	—	0%
2007	13,413	—	—	—	—	—	—	—	0%
2008	622,185	592,425	113	—	—	—	—	592,538	95%
2009	599,813	530,388	859	—	1,252	—	—	532,499	89%
2010	564,234	334,744	536	—	1,929	—	—	337,209	60%
2011	847,048	1,101,196	1,037	—	9,212	—	—	1,111,444	131%
2012	885,139	788,015	389,663	—	50,298	—	—	1,227,976	139%

	3,531,834	3,346,767	392,209	—	62,690	—	—	3,801,666	108%

Ceded

Accident Year	Earned Premium	Paid Loss & ALAE	Case Reserves & ALAE	Additional Case Reserves	IBNR	PaidULAE	ULAE Reserve	Ultimate Loss & LAE	Ultimate Loss & LAE Ratio
2003 & Prior	—	—	—	—	—	—	—	—	0%
2004	—	—	—	—	—	—	—	—	0%
2005	—	—	—	—	—	—	—	—	0%
2006	—	—	—	—	—	—	—	—	0%
2007	7,725	—	—	—	—	—	—	—	0%
2008	253,728	278,702	21	—	—	—	—	278,723	110%
2009	268,099	249,397	485	—	952	—	—	250,833	94%
2010	166,349	54,976	295	—	1,530	—	—	56,801	34%
2011	282,434	594,291	719	—	6,906	—	—	601,916	213%
2012	336,266	309,218	310,240	—	27,192	—	—	646,649	192%

	1,314,601	1,486,584	311,760	—	36,580	—	—	1,834,923	140%

Net

Accident Year	Earned Premium	Paid Loss & ALAE	Case Reserves & ALAE	Additional Case Reserves	IBNR	PaidULAE	ULAE Reserve	Ultimate Loss & LAE	Ultimate Loss & LAE Ratio
2003 & Prior	—	—	—	—	—	—	—	—	0%
2004	—	—	—	—	—	—	—	—	0%
2005	—	—	—	—	—	—	—	—	0%
2006	—	—	—	—	—	—	—	—	0%
2007	5,688	—	—	—	—	—	—	—	0%
2008	368,458	313,722	92	—	—	—	—	313,814	85%
2009	331,714	280,991	375	—	300	—	—	281,666	85%
2010	397,885	279,768	241	—	399	—	—	280,408	70%
2011	564,614	506,905	318	—	2,305	—	—	509,528	90%
2012	548,873	478,797	79,424	—	23,106	—	—	581,327	106%

	2,217,232	1,860,184	80,449	—	26,110	—	—	1,966,743	89%
Insurance – Agriculture gross is gross of FCIC cession

Exhibit 18, Page 1

Valuation Date: December 31, 2012	ENDURANCE SPECIALTY HOLDINGS LIMITED
Values in Thousands USD (1.6255 USD/GBP)	ACCIDENT YEAR GLOBAL DEVELOPMENT TRIANGLES

Insurance Agriculture

GROSS BASIS

Paid Loss & ALAE	12	24	36	48	60	72	84	96	108	120
2003 & Prior	—	—	—	—	—	—	—	—	—	—
2004	—	—	—	—	—	—	—	—	—
2005	—	—	—	—	—	—	—	—
2006	—	—	—	—	—	—	—
2007	28	505	1,467	13,216	—	—
2008	339,001	587,514	597,530	592,317	592,425
2009	402,835	523,951	528,783	530,388
2010	222,620	334,129	334,744
2011	897,889	1,101,196
2012	788,015

Case Incurred Loss & ALAE (incl ACRs)	12	24	36	48	60	72	84	96	108	120
2003 & Prior	—	—	—	—	—	—	—	—	—	—
2004	—	—	—	—	—	75	—	—	—
2005	—	—	—	—	—	—	—	—
2006	—	—	—	163	—	—	—
2007	724	505	1,467	13,226	—	—
2008	586,040	601,083	598,096	592,430	592,538
2009	571,689	533,684	529,366	531,247
2010	328,705	336,464	335,280
2011	1,098,453	1,102,233
2012	1,177,678

Ultimate Loss & ALAE	12	24	36	48	60	72	84	96	108	120
2003 & Prior	—	—	—	—	—	—	—	—	—	—
2004	—	—	—	—	—	—	—	—	—
2005	—	—	—	—	—	—	—	—
2006	—	—	—	—	—	—	—
2007	11,963	505	1,467	13,226	—	—
2008	668,958	625,208	622,092	604,081	592,538
2009	588,691	534,134	529,723	532,499
2010	402,433	338,069	337,209
2011	1,148,248	1,111,444
2012	1,227,976

Diagonals as of 12/31

Insurance – Agriculture gross is gross of FCIC cession

Exhibit 18, Page 2

Valuation Date: December 31, 2012	ENDURANCE SPECIALTY HOLDINGS LIMITED
Values in Thousands USD (1.6255 USD/GBP)	ACCIDENT YEAR GLOBAL DEVELOPMENT TRIANGLES

Insurance Agriculture

GROSS BASIS

Ultimate Loss & ALAE Ratio	12	24	36	48	60	72	84	96	108	120
2003 & Prior	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%
2004	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%
2005	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%
2006	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%
2007	89.2%	3.8%	10.9%	98.6%	0.0%	0.0%
2008	107.5%	100.5%	100.0%	97.1%	95.2%
2009	98.1%	89.1%	88.3%	88.8%
2010	71.3%	59.9%	59.8%
2011	135.6%	131.2%
2012	138.7%

Earned Premium	12	24	36	48	60	72	84	96	108	120
2003 & Prior	—	—	—	—	—	—	—	—	—	—
2004	—	—	—	—	—	—	—	—	—
2005	—	—	—	—	—	—	—	—
2006	—	—	—	—	—	—	—
2007	13,413	13,413	13,413	13,413	13,413	13,413
2008	610,185	598,185	598,185	610,185	622,185
2009	600,073	599,813	599,813	599,813
2010	564,234	564,234	564,234
2011	847,048	847,048
2012	885,139

Loss Emergence	@ 12	12 - 24	24 - 36	36 - 48	48 - 60	60 - 72	72 - 84	84 - 96	96 - 108	108 - 120	Total Development
2003 & Prior	—	—	—	—	—	—	—	—	—	—	—
2004	—	—	—	—	—	—	—	—	—		—
2005	—	—	—	—	—	—	—	—			—
2006	—	—	—	—	—	—	—				—
2007	11,963	(11,458)	962	11,759	(13,226)	—					(11,963)
2008	668,958	(43,750)	(3,116)	(18,011)	(11,543)						(76,421)
2009	588,691	(54,557)	(4,411)	2,776							(56,192)
2010	402,433	(64,364)	(860)								(65,224)
2011	1,148,248	(36,803)									(36,803)
2012	1,227,976

Calendar Year	CY 2003	CY 2004	CY 2005	CY 2006	CY 2007	CY 2008	CY 2009	CY 2010	CY 2011	CY 2012	Total Development
	N/A	—	—	—	—	(11,458)	(42,788)	(45,915)	(100,012)	(46,430)	(246,603)

Diagonals as of 12/31

Insurance – Agriculture gross is gross of FCIC cession

Exhibit 18, Page 3

Valuation Date: December 31, 2012	ENDURANCE SPECIALTY HOLDINGS LIMITED
Values in Thousands USD (1.6255 USD/GBP)	ACCIDENT YEAR GLOBAL DEVELOPMENT TRIANGLES

Insurance Casualty and Other Specialty

ITD SUMMARY

Gross

Accident Year	Earned Premium	Paid Loss & ALAE	Case Reserves & ALAE	Additional Case Reserves	IBNR	PaidULAE	ULAE Reserve	Ultimate Loss & LAE	Ultimate Loss & LAE Ratio
2003 & Prior	193,231	3,428	—	—	11,650	—	175	15,252	8%
2004	189,315	9,078	—	—	18,538	92	278	27,987	15%
2005	212,006	10,489	25,045	—	32,485	221	919	69,160	33%
2006	263,862	74,374	14,969	—	49,724	719	1,516	141,303	54%
2007	428,386	145,147	37,350	—	82,072	3,495	2,743	270,808	63%
2008	477,448	199,623	87,462	—	94,430	4,058	3,946	389,520	82%
2009	402,941	138,311	45,131	0	133,328	7,528	4,778	329,075	82%
2010	305,142	50,891	72,065	—	152,959	4,080	6,360	286,355	94%
2011	336,171	19,799	33,703	—	197,788	2,657	7,966	261,913	78%
2012	353,566	4,797	8,512	—	236,849	288	9,516	259,962	74%

	3,162,069	655,938	324,237	0	1,009,825	23,138	38,196	2,051,334	65%

Ceded

Accident Year	Earned Premium	Paid Loss & ALAE	Case Reserves & ALAE	Additional Case Reserves	IBNR	PaidULAE	ULAE Reserve	Ultimate Loss & LAE	Ultimate Loss & LAE Ratio
2003 & Prior	—	—	—	—	—	—	—	—	0%
2004	—	—	—	—	—	—	—	—	0%
2005	4,516	83	24	—	1,130	—	—	1,237	27%
2006	26,101	18,166	9,961	—	6,297	—	—	34,424	132%
2007	58,000	8,761	10,644	—	12,468	—	—	31,873	55%
2008	70,252	6,686	6,715	—	13,025	—	—	26,426	38%
2009	79,806	26,192	6,540	—	30,908	—	—	63,640	80%
2010	73,879	8,880	19,000	—	39,303	—	—	67,184	91%
2011	79,487	1,687	4,180	—	50,243	—	—	56,110	71%
2012	87,167	2	47	—	60,214	—	—	60,263	69%

	479,207	70,457	57,111	—	213,588	—	—	341,156	71%

Net

Accident Year	Earned Premium	Paid Loss & ALAE	Case Reserves & ALAE	Additional Case Reserves	IBNR	PaidULAE	ULAE Reserve	Ultimate Loss & LAE	Ultimate Loss & LAE Ratio
2003 & Prior	193,231	3,428	—	—	11,650	—	175	15,252	8%
2004	189,315	9,078	—	—	18,538	92	278	27,987	15%
2005	207,490	10,406	25,021	—	31,356	221	919	67,923	33%
2006	237,761	56,208	5,008	—	43,427	719	1,516	106,879	45%
2007	370,386	136,387	26,707	—	69,604	3,495	2,743	238,936	65%
2008	407,196	192,937	80,748	—	81,405	4,058	3,946	363,093	89%
2009	323,134	112,119	38,591	0	102,420	7,528	4,778	265,435	82%
2010	231,263	42,011	53,065	—	113,656	4,080	6,360	219,171	95%
2011	256,684	18,112	29,523	—	147,545	2,657	7,966	205,803	80%
2012	266,399	4,795	8,464	—	176,636	288	9,516	199,699	75%

	2,682,861	585,481	267,126	0	796,237	23,138	38,196	1,710,178	64%

Exhibit 19, Page 1

Valuation Date: December 31, 2012	ENDURANCE SPECIALTY HOLDINGS LIMITED
Values in Thousands USD (1.6255 USD/GBP)	ACCIDENT YEAR GLOBAL DEVELOPMENT TRIANGLES

Insurance Casualty and Other Specialty

GROSS BASIS

Paid Loss & ALAE	12	24	36	48	60	72	84	96	108	120
2003 & Prior	—	18	19	22	22	1,728	1,728	3,428	3,428	3,428
2004	—	—	—	—	3	4	29	38	9,078
2005	2,780	2,737	7,711	8,041	8,470	10,172	10,336	10,489
2006	374	13,425	25,271	57,172	61,827	66,688	74,374
2007	9,090	39,110	67,507	105,206	125,832	145,147
2008	36,318	82,722	130,549	168,275	199,623
2009	15,357	72,814	114,056	138,311
2010	1,996	15,044	50,891
2011	4,801	19,799
2012	4,797

Case Incurred Loss & ALAE (incl ACRs)	12	24	36	48	60	72	84	96	108	120
2003 & Prior	0	5,018	5,019	772	772	1,756	1,728	3,428	3,428	3,428
2004	—	—	—	—	3	4	79	3,079	9,078
2005	5,780	10,787	12,761	29,541	42,616	35,236	35,413	35,534
2006	7,766	45,262	48,587	63,072	67,173	85,109	89,343
2007	20,396	73,302	99,498	135,611	159,559	182,498
2008	91,136	143,376	219,062	258,432	287,085
2009	60,498	137,748	164,626	183,442
2010	37,415	104,598	122,956
2011	14,775	53,502
2012	13,309

Ultimate Loss & ALAE	12	24	36	48	60	72	84	96	108	120
2003 & Prior	133,572	116,815	100,472	84,772	71,672	65,672	55,942	31,552	24,071	15,078
2004	130,280	113,642	107,571	94,941	73,156	61,279	39,727	30,927	27,616
2005	157,206	155,656	144,394	125,898	117,092	94,226	75,994	68,019
2006	202,769	208,405	184,565	168,779	148,042	144,446	139,067
2007	287,300	268,438	247,161	255,332	253,519	264,570
2008	324,767	322,594	363,767	382,556	381,515
2009	274,528	331,652	324,348	316,770
2010	242,056	279,244	275,916
2011	234,194	251,290
2012	250,158

Diagonals as of 12/31

Exhibit 19, Page 2

Valuation Date: December 31, 2012	ENDURANCE SPECIALTY HOLDINGS LIMITED
Values in Thousands USD (1.6255 USD/GBP)	ACCIDENT YEAR GLOBAL DEVELOPMENT TRIANGLES

Insurance Casualty and Other Specialty

GROSS BASIS

Ultimate Loss & ALAE Ratio	12	24	36	48	60	72	84	96	108	120
2003 & Prior	69.1%	60.5%	52.0%	43.9%	37.1%	34.0%	29.0%	16.3%	12.5%	7.8%
2004	68.8%	60.0%	56.8%	50.1%	38.6%	32.4%	21.0%	16.3%	14.6%
2005	74.2%	73.4%	68.1%	59.4%	55.2%	44.4%	35.8%	32.1%
2006	76.8%	79.0%	69.9%	64.0%	56.1%	54.7%	52.7%
2007	67.1%	62.7%	57.7%	59.6%	59.2%	61.8%
2008	68.0%	67.6%	76.2%	80.1%	79.9%
2009	68.1%	82.3%	80.5%	78.6%
2010	79.3%	91.5%	90.4%
2011	69.7%	74.8%
2012	70.8%

Earned Premium	12	24	36	48	60	72	84	96	108	120
2003 & Prior	217,315	193,231	193,231	193,231	193,231	193,231	193,231	193,231	193,231	193,231
2004	190,817	189,354	189,354	189,314	189,314	189,315	189,315	189,315	189,315
2005	211,918	211,410	211,242	211,040	211,060	211,060	212,006	212,006
2006	263,198	265,026	264,402	264,353	264,381	263,783	263,862
2007	434,334	434,196	428,786	428,540	428,312	428,386
2008	481,865	477,906	477,152	477,468	477,448
2009	403,058	403,090	403,033	402,941
2010	304,101	305,122	305,142
2011	333,624	336,171
2012	353,566

Loss Emergence	@ 12	12 - 24	24 - 36	36 - 48	48 - 60	60 - 72	72 - 84	84 - 96	96 - 108	108 - 120	Total Development
2003 & Prior	133,572	(16,756)	(16,344)	(15,700)	(13,101)	(5,999)	(9,730)	(24,390)	(7,480)	(8,994)	(118,494)
2004	130,280	(16,638)	(6,070)	(12,630)	(21,785)	(11,877)	(21,552)	(8,800)	(3,310)		(102,664)
2005	157,206	(1,550)	(11,262)	(18,496)	(8,806)	(22,866)	(18,232)	(7,975)			(89,187)
2006	202,769	5,636	(23,841)	(15,786)	(20,737)	(3,596)	(5,378)				(63,702)
2007	287,300	(18,862)	(21,278)	8,172	(1,813)	11,051					(22,730)
2008	324,767	(2,173)	41,173	18,789	(1,041)						56,749
2009	274,528	57,124	(7,304)	(7,578)							42,242
2010	242,056	37,189	(3,329)								33,860
2011	234,194	17,096									17,096
2012	250,158

Calendar Year	CY 2003	CY 2004	CY 2005	CY 2006	CY 2007	CY 2008	CY 2009	CY 2010	CY 2011	CY 2012	Total Development
	N/A	(16,756)	(32,982)	(23,320)	(31,357)	(88,983)	(69,649)	16,924	8,752	(9,458)	(246,830)

Diagonals as of 12/31

Exhibit 19, Page 3

Valuation Date: December 31, 2012	ENDURANCE SPECIALTY HOLDINGS LIMITED
Values in Thousands USD (1.6255 USD/GBP)	ACCIDENT YEAR GLOBAL DEVELOPMENT TRIANGLES

Insurance Professional Lines

ITD SUMMARY

Gross

Accident Year	Earned Premium	Paid Loss & ALAE	Case Reserves & ALAE	Additional Case Reserves	IBNR	PaidULAE	ULAE Reserve	Ultimate Loss & LAE	Ultimate Loss & LAE Ratio
2003 & Prior	24,753	3,626	71	—	207	1	4	3,909	16%
2004	45,848	9,258	201	—	—	99	3	9,561	21%
2005	53,472	12,487	0	—	17	2	0	12,506	23%
2006	66,737	16,175	1,167	—	3,192	180	81	20,795	31%
2007	81,252	104,439	5,521	—	12,697	2,298	308	125,263	154%
2008	95,830	18,511	60,751	—	19,478	2,478	1,315	102,532	107%
2009	126,223	30,406	13,527	—	44,422	3,485	1,241	93,081	74%
2010	122,716	15,586	4,180	—	58,082	1,332	1,614	80,793	66%
2011	109,285	7,368	5,797	—	61,665	1,226	1,860	77,916	71%
2012	105,779	881	2,659	—	72,303	89	2,260	78,191	74%

	831,895	218,736	93,874	—	272,063	11,188	8,687	604,548	73%

Ceded

Accident Year	Earned Premium	Paid Loss & ALAE	Case Reserves & ALAE	Additional Case Reserves	IBNR	PaidULAE	ULAE Reserve	Ultimate Loss & LAE	Ultimate Loss & LAE Ratio
2003 & Prior	509	—	—	—	262	—	—	262	51%
2004	446	42	28	—	0	—	—	70	16%
2005	290	—	—	—	50	—	—	50	17%
2006	253	167	817	—	19	—	—	1,003	397%
2007	6,752	3,879	187	—	579	—	—	4,645	69%
2008	15,028	4,016	95	—	1,750	—	—	5,861	39%
2009	18,264	5,533	1,098	—	3,021	—	—	9,652	53%
2010	17,774	4,553	1,179	—	3,920	—	—	9,652	54%
2011	16,725	772	1,854	—	9,767	—	—	12,393	74%
2012	22,750	61	26	—	15,272	—	—	15,358	68%

	98,790	19,022	5,284	—	34,640	—	—	58,946	60%

Net

Accident Year	Earned Premium	Paid Loss & ALAE	Case Reserves & ALAE	Additional Case Reserves	IBNR	PaidULAE	ULAE Reserve	Ultimate Loss & LAE	Ultimate Loss & LAE Ratio
2003 & Prior	24,244	3,626	71	—	(54)	1	4	3,647	15%
2004	45,402	9,216	174	—	(0)	99	3	9,491	21%
2005	53,181	12,487	0	—	(34)	2	0	12,456	23%
2006	66,485	16,008	350	—	3,173	180	81	19,792	30%
2007	74,500	100,560	5,334	—	12,118	2,298	308	120,618	162%
2008	80,803	14,495	60,656	—	17,728	2,478	1,315	96,671	120%
2009	107,959	24,873	12,429	—	41,400	3,485	1,241	83,429	77%
2010	104,942	11,033	3,001	—	54,162	1,332	1,614	71,141	68%
2011	92,560	6,596	3,943	—	51,898	1,226	1,860	65,523	71%
2012	83,030	820	2,633	—	57,031	89	2,260	62,833	76%

	733,105	199,714	88,590	—	237,423	11,188	8,687	545,601	74%

Exhibit 20, Page 1

Valuation Date: December 31, 2012	ENDURANCE SPECIALTY HOLDINGS LIMITED
Values in Thousands USD (1.6255 USD/GBP)	ACCIDENT YEAR GLOBAL DEVELOPMENT TRIANGLES

Insurance Professional Lines

GROSS BASIS

Paid Loss & ALAE	12	24	36	48	60	72	84	96	108	120
2003 & Prior	—	—	5	26	36	39	41	44	3,611	3,626
2004	—	44	160	3,746	4,068	4,075	9,139	9,192	9,258
2005	0	7	318	9	9	12,372	12,479	12,487
2006	17	29	32	87	190	645	16,175
2007	83	2,046	3,558	65,081	93,697	104,439
2008	178	2,455	15,771	18,225	18,511
2009	1,068	7,157	27,762	30,406
2010	965	8,099	15,586
2011	729	7,368
2012	881

Case Incurred Loss & ALAE (incl ACRs)	12	24	36	48	60	72	84	96	108	120
2003 & Prior	—	—	1,089	3,276	3,286	3,289	3,300	3,300	3,699	3,696
2004	—	44	160	3,769	4,068	4,088	9,139	9,386	9,459
2005	5,000	5,007	5,295	5,009	5,009	12,415	12,500	12,487
2006	1,517	29	137	172	221	16,149	17,342
2007	172	22,733	85,361	93,279	104,094	109,960
2008	914	7,410	37,852	60,882	79,262
2009	5,272	27,525	31,485	43,933
2010	3,007	15,861	19,765
2011	4,194	13,165
2012	3,540

Ultimate Loss & ALAE	12	24	36	48	60	72	84	96	108	120
2003 & Prior	—	19,063	12,231	11,818	10,383	6,341	4,176	3,490	3,886	3,904
2004	29,278	30,412	25,312	25,443	19,779	14,193	9,931	9,620	9,459
2005	41,123	36,781	33,401	23,578	17,527	19,626	13,713	12,504
2006	50,116	43,054	36,416	24,320	18,568	28,309	20,534
2007	57,512	116,260	155,262	124,397	124,110	122,657
2008	70,130	66,961	86,045	91,969	98,739
2009	85,575	101,811	86,787	88,355
2010	87,274	83,771	77,847
2011	77,626	74,830
2012	75,842

Diagonals as of 12/31

Exhibit 20, Page 2

Valuation Date: December 31, 2012	ENDURANCE SPECIALTY HOLDINGS LIMITED
Values in Thousands USD (1.6255 USD/GBP)	ACCIDENT YEAR GLOBAL DEVELOPMENT TRIANGLES

Insurance Professional Lines

GROSS BASIS

Ultimate Loss & ALAE Ratio	12	24	36	48	60	72	84	96	108	120
2003 & Prior	0.0%	77.0%	49.4%	47.7%	41.9%	25.6%	16.9%	14.1%	15.7%	15.8%
2004	63.9%	66.3%	55.2%	55.5%	43.1%	31.0%	21.7%	21.0%	20.6%
2005	76.9%	68.8%	62.5%	44.1%	32.8%	36.7%	25.6%	23.4%
2006	75.1%	64.5%	54.6%	36.4%	27.8%	42.4%	30.8%
2007	70.8%	143.1%	191.1%	153.1%	152.7%	151.0%
2008	73.2%	69.9%	89.8%	96.0%	103.0%
2009	67.8%	80.7%	68.8%	70.0%
2010	71.1%	68.3%	63.4%
2011	71.0%	68.5%
2012	71.7%

Earned Premium	12	24	36	48	60	72	84	96	108	120
2003 & Prior	—	24,936	24,752	24,752	24,752	24,752	24,752	24,752	24,752	24,753
2004	46,134	45,853	45,848	45,848	45,848	45,848	45,848	45,848	45,848
2005	53,258	53,472	53,472	53,472	53,472	53,472	53,472	53,472
2006	66,633	66,737	66,737	66,737	66,737	66,737	66,737
2007	81,019	81,037	81,252	81,252	81,252	81,252
2008	94,966	95,812	95,815	95,830	95,830
2009	125,809	126,223	126,229	126,223
2010	122,845	122,746	122,716
2011	108,826	109,285
2012	105,779

Loss Emergence	@ 12	12 - 24	24 - 36	36 - 48	48 - 60	60 - 72	72 - 84	84 - 96	96 - 108	108 - 120	Total Development
2003 & Prior	—	19,063	(6,832)	(413)	(1,436)	(4,042)	(2,165)	(686)	396	18	3,904
2004	29,278	1,133	(5,099)	131	(5,665)	(5,586)	(4,262)	(310)	(161)		(19,819)
2005	41,123	(4,342)	(3,380)	(9,823)	(6,051)	2,100	(5,914)	(1,209)			(28,619)
2006	50,116	(7,062)	(6,637)	(12,096)	(5,752)	9,740	(7,774)				(29,581)
2007	57,512	58,748	39,002	(30,864)	(287)	(1,453)					65,145
2008	70,130	(3,169)	19,084	5,924	6,770						28,609
2009	85,575	16,236	(15,024)	1,568							2,779
2010	87,274	(3,503)	(5,924)								(9,427)
2011	77,626	(2,796)									(2,796)
2012	75,842

Calendar Year	CY 2003	CY 2004	CY 2005	CY 2006	CY 2007	CY 2008	CY 2009	CY 2010	CY 2011	CY 2012	Total Development
	N/A	19,063	(5,699)	(9,854)	(11,747)	32,581	9,934	(4,145)	(8,978)	(10,961)	10,196

Diagonals as of 12/31

Exhibit 20, Page 3

Valuation Date: December 31, 2012	ENDURANCE SPECIALTY HOLDINGS LIMITED
Values in Thousands USD (1.6255 USD/GBP)	ACCIDENT YEAR GLOBAL DEVELOPMENT TRIANGLES

Insurance Property

ITD SUMMARY

Gross

Accident Year	Earned Premium	Paid Loss & ALAE	Case Reserves & ALAE	Additional Case Reserves	IBNR	PaidULAE	ULAE Reserve	Ultimate Loss & LAE	Ultimate Loss & LAE Ratio
2003 & Prior	101,240	21,815	—	—	0	3	—	21,818	22%
2004	100,154	40,091	74	—	506	50	9	40,730	41%
2005	106,514	160,540	23	—	149	186	3	160,900	151%
2006	137,485	39,354	32	—	135	190	3	39,713	29%
2007	145,468	43,297	49	—	401	945	7	44,699	31%
2008	135,775	34,996	337	—	1,143	1,596	23	38,095	28%
2009	139,652	17,434	317	—	1,305	1,389	31	20,476	15%
2010	126,032	12,056	646	—	1,778	871	70	15,421	12%
2011	117,560	22,395	15,322	—	4,115	1,929	404	44,165	38%
2012	82,639	10,109	38,213	—	10,771	579	993	60,666	73%

	1,192,519	402,087	55,013	—	20,302	7,740	1,542	486,685	41%

Ceded

Accident Year	Earned Premium	Paid Loss & ALAE	Case Reserves & ALAE	Additional Case Reserves	IBNR	PaidULAE	ULAE Reserve	Ultimate Loss & LAE	Ultimate Loss & LAE Ratio
2003 & Prior	2,148	41	—	—	1	—	—	42	2%
2004	2,318	2,418	0	—	2	—	—	2,420	104%
2005	8,412	4,057	—	—	2	—	—	4,059	48%
2006	73,309	1,060	1	—	3	—	—	1,064	1%
2007	105,541	15,439	—	—	25	—	—	15,464	15%
2008	64,410	3,722	93	—	156	—	—	3,972	6%
2009	63,553	1,695	70	—	634	—	—	2,398	4%
2010	39,319	119	78	—	773	—	—	969	2%
2011	44,740	1,456	4,037	—	1,128	—	—	6,621	15%
2012	30,369	1,698	1,206	—	848	—	—	3,752	12%

	434,120	31,706	5,485	—	3,571	—	—	40,761	9%

Net

Accident Year	Earned Premium	Paid Loss & ALAE	Case Reserves & ALAE	Additional Case Reserves	IBNR	PaidULAE	ULAE Reserve	Ultimate Loss & LAE	Ultimate Loss & LAE Ratio
2003 & Prior	99,092	21,774	—	—	(1)	3	—	21,777	22%
2004	97,836	37,673	74	—	504	50	9	38,310	39%
2005	98,102	156,483	23	—	147	186	3	156,842	160%
2006	64,177	38,294	31	—	132	190	3	38,649	60%
2007	39,927	27,858	49	—	376	945	7	29,235	73%
2008	71,365	31,274	244	—	987	1,596	23	34,124	48%
2009	76,099	15,739	247	—	671	1,389	31	18,078	24%
2010	86,713	11,937	568	—	1,005	871	70	14,452	17%
2011	72,820	20,939	11,285	—	2,987	1,929	404	37,544	52%
2012	52,270	8,411	37,007	—	9,923	579	993	56,914	109%

	758,399	370,382	49,529	—	16,731	7,740	1,542	445,924	59%

Exhibit 21, Page 1

Valuation Date: December 31, 2012	ENDURANCE SPECIALTY HOLDINGS LIMITED
Values in Thousands USD (1.6255 USD/GBP)	ACCIDENT YEAR GLOBAL DEVELOPMENT TRIANGLES

Insurance Property

GROSS BASIS

Paid Loss & ALAE	12	24	36	48	60	72	84	96	108	120
2003 & Prior	1,510	13,582	17,515	19,519	19,806	20,980	21,810	21,839	21,837	21,815
2004	3,398	21,883	27,329	32,054	35,660	39,110	39,848	40,085	40,091
2005	25,078	93,140	141,280	160,826	158,454	160,318	160,458	160,540
2006	10,099	27,545	38,084	38,934	39,160	39,346	39,354
2007	12,542	30,059	43,035	42,657	43,290	43,297
2008	12,704	27,617	32,009	33,018	34,996
2009	12,062	16,651	17,598	17,434
2010	5,481	11,173	12,056
2011	9,858	22,395
2012	10,109

Case Incurred Loss & ALAE (incl ACRs)	12	24	36	48	60	72	84	96	108	120
2003 & Prior	17,070	19,705	22,244	26,183	26,190	29,154	27,883	21,915	21,874	21,815
2004	25,158	44,006	40,710	40,302	41,440	41,643	40,738	40,491	40,166
2005	151,575	175,676	170,020	167,707	161,216	160,846	160,857	160,563
2006	42,718	39,857	40,001	40,046	39,537	39,459	39,386
2007	34,132	46,527	43,984	42,950	43,389	43,346
2008	37,913	35,446	34,922	35,935	35,333
2009	21,228	19,609	19,347	17,751
2010	12,431	12,614	12,702
2011	32,835	37,717
2012	48,323

Ultimate Loss & ALAE	12	24	36	48	60	72	84	96	108	120
2003 & Prior	36,626	21,712	22,358	26,227	26,229	29,161	27,898	21,936	21,881	21,815
2004	60,485	41,084	41,070	40,677	41,699	41,753	41,328	40,749	40,671
2005	201,074	178,667	174,528	172,540	165,766	165,824	161,490	160,711
2006	70,748	44,363	42,287	42,019	41,462	39,671	39,521
2007	55,039	48,316	44,761	43,699	43,998	43,747
2008	63,862	40,548	36,629	37,054	36,476
2009	38,192	22,101	20,927	19,056
2010	29,623	16,502	14,480
2011	51,209	41,832
2012	59,094

Diagonals as of 12/31

Exhibit 21, Page 2

Valuation Date: December 31, 2012	ENDURANCE SPECIALTY HOLDINGS LIMITED
Values in Thousands USD (1.6255 USD/GBP)	ACCIDENT YEAR GLOBAL DEVELOPMENT TRIANGLES

Insurance Property

GROSS BASIS

Ultimate Loss & ALAE Ratio	12	24	36	48	60	72	84	96	108	120
2003 & Prior	36.2%	21.4%	22.1%	25.9%	25.9%	28.8%	27.6%	21.7%	21.6%	21.5%
2004	60.4%	41.0%	41.0%	40.6%	41.6%	41.7%	41.3%	40.7%	40.6%
2005	188.8%	167.7%	163.9%	162.0%	155.6%	155.7%	151.6%	150.9%
2006	51.5%	32.3%	30.8%	30.6%	30.2%	28.9%	28.7%
2007	37.8%	33.2%	30.8%	30.0%	30.2%	30.1%
2008	47.0%	29.9%	27.0%	27.3%	26.9%
2009	27.3%	15.8%	15.0%	13.6%
2010	23.5%	13.1%	11.5%
2011	43.6%	35.6%
2012	71.5%

Earned Premium	12	24	36	48	60	72	84	96	108	120
2003 & Prior	101,487	101,152	101,081	101,193	101,171	101,238	101,238	101,238	101,240	101,240
2004	100,772	99,882	99,940	99,935	99,932	100,131	100,138	100,150	100,154
2005	106,762	106,345	106,195	106,286	106,502	106,508	106,506	106,514
2006	137,622	136,926	137,095	137,229	137,491	137,490	137,485
2007	144,339	145,230	145,422	145,452	145,454	145,468
2008	135,977	135,879	135,913	135,762	135,775
2009	139,997	139,678	139,674	139,652
2010	126,136	126,085	126,032
2011	117,372	117,560
2012	82,639

Loss Emergence	@ 12	12 - 24	24 - 36	36 - 48	48 - 60	60 - 72	72 - 84	84 - 96	96 - 108	108 - 120	Total Development
2003 & Prior	36,626	(14,914)	646	3,870	2	2,932	(1,262)	(5,962)	(55)	(66)	(14,811)
2004	60,485	(19,401)	(14)	(392)	1,022	54	(426)	(578)	(78)		(19,814)
2005	201,074	(22,407)	(4,139)	(1,988)	(6,774)	58	(4,334)	(779)			(40,363)
2006	70,748	(26,385)	(2,076)	(268)	(557)	(1,792)	(150)				(31,227)
2007	55,039	(6,723)	(3,555)	(1,063)	300	(251)					(11,292)
2008	63,862	(23,315)	(3,919)	425	(578)						(27,386)
2009	38,192	(16,091)	(1,175)	(1,871)							(19,137)
2010	29,623	(13,121)	(2,022)								(15,143)
2011	51,209	(9,377)									(9,377)
2012	59,094

Calendar Year	CY 2003	CY 2004	CY 2005	CY 2006	CY 2007	CY 2008	CY 2009	CY 2010	CY 2011	CY 2012	Total Development
	N/A	(14,914)	(18,756)	(18,551)	(30,915)	(6,833)	(35,119)	(27,959)	(20,330)	(15,172)	(188,549)

Diagonals as of 12/31

Exhibit 21, Page 3

Valuation Date: December 31, 2012	ENDURANCE SPECIALTY HOLDINGS LIMITED
Values in Thousands USD (1.6255 USD/GBP)	ACCIDENT YEAR GLOBAL DEVELOPMENT TRIANGLES

Reinsurance Catastrophe

ITD SUMMARY

Gross

Accident Year	Earned Premium	Paid Loss & ALAE	Case Reserves & ALAE	Additional Case Reserves	IBNR	PaidULAE	ULAE Reserve	Ultimate Loss & LAE	Ultimate Loss & LAE Ratio
2003 & Prior	353,626	37,619	259	—	0	11	4	37,893	11%
2004	275,128	101,874	680	—	—	26	10	102,590	37%
2005	285,007	352,391	891	1,428	8,721	(144)	166	363,453	128%
2006	287,644	29,121	120	—	4,529	3	70	33,843	12%
2007	327,218	52,082	744	—	3,571	990	65	57,453	18%
2008	319,703	183,949	3,271	759	3,434	4,678	112	196,204	61%
2009	308,657	28,048	1,444	88	2,074	338	54	32,046	10%
2010	315,463	55,422	27,490	1,267	3,248	6	480	87,913	28%
2011	349,277	291,126	68,502	12,473	19,457	10	1,506	393,073	113%
2012	377,972	43,019	40,461	41,290	47,500	5	1,939	174,214	46%

	3,199,694	1,174,651	143,864	57,303	92,535	5,923	4,406	1,478,682	46%

Ceded

Accident Year	Earned Premium	Paid Loss & ALAE	Case Reserves & ALAE	Additional Case Reserves	IBNR	PaidULAE	ULAE Reserve	Ultimate Loss & LAE	Ultimate Loss & LAE Ratio
2003 & Prior	31,355	—	—	—	—	—	—	—	0%
2004	5,775	5,920	—	—	—	—	—	5,920	103%
2005	6,223	6,115	—	—	—	—	—	6,115	98%
2006	3,943	—	—	—	—	—	—	—	0%
2007	16,355	—	—	—	—	—	—	—	0%
2008	14,994	—	—	—	—	—	—	—	0%
2009	4,969	—	—	—	—	—	—	—	0%
2010	7,215	1	0	—	2	—	—	3	0%
2011	12,785	7,568	1,624	523	667	—	—	10,382	81%
2012	24,605	3,175	3,032	3,042	3,071	—	—	12,321	50%

	128,219	22,779	4,655	3,565	3,740	—	—	34,740	27%

Net

Accident Year	Earned Premium	Paid Loss & ALAE	Case Reserves & ALAE	Additional Case Reserves	IBNR	PaidULAE	ULAE Reserve	Ultimate Loss & LAE	Ultimate Loss & LAE Ratio
2003 & Prior	322,271	37,619	259	—	0	11	4	37,893	12%
2004	269,352	95,954	680	—	—	26	10	96,670	36%
2005	278,784	346,276	891	1,428	8,721	(144)	166	357,338	128%
2006	283,701	29,121	120	—	4,529	3	70	33,843	12%
2007	310,863	52,082	744	—	3,571	990	65	57,453	18%
2008	304,709	183,949	3,271	759	3,434	4,678	112	196,204	64%
2009	303,688	28,048	1,444	88	2,074	338	54	32,046	11%
2010	308,249	55,421	27,490	1,267	3,246	6	480	87,910	29%
2011	336,492	283,557	66,878	11,949	18,790	10	1,506	382,692	114%
2012	353,367	39,844	37,430	38,247	44,429	5	1,939	161,894	46%

	3,071,475	1,151,872	139,209	53,738	88,795	5,923	4,406	1,443,942	47%

Exhibit 22, Page 1

Valuation Date: December 31, 2012	ENDURANCE SPECIALTY HOLDINGS LIMITED
Values in Thousands USD (1.6255 USD/GBP)	ACCIDENT YEAR GLOBAL DEVELOPMENT TRIANGLES

Reinsurance Catastrophe

GROSS BASIS

Paid Loss & ALAE	12	24	36	48	60	72	84	96	108	120
2003 & Prior	14,893	24,316	27,764	35,042	36,511	37,388	37,518	37,596	37,732	37,619
2004	47,114	87,818	95,422	98,520	99,894	100,778	101,209	101,473	101,874
2005	140,049	267,489	324,909	347,638	361,680	353,780	352,129	352,391
2006	8,782	15,209	20,540	20,936	29,014	29,092	29,121
2007	17,663	48,889	50,864	51,721	51,976	52,082
2008	78,313	129,080	154,096	167,900	183,949
2009	13,885	23,940	27,068	28,048
2010	19,498	43,931	55,422
2011	181,048	291,126
2012	43,019

Case Incurred Loss & ALAE (incl ACRs)	12	24	36	48	60	72	84	96	108	120
2003 & Prior	44,737	35,452	34,214	38,737	39,085	38,909	38,744	39,027	39,136	37,878
2004	77,424	103,142	99,668	101,039	101,465	101,970	102,253	102,319	102,554
2005	292,259	372,969	373,423	373,206	370,966	358,426	355,369	354,710
2006	9,567	16,284	21,280	21,060	29,376	29,298	29,242
2007	58,366	61,528	55,550	54,974	53,675	52,826
2008	143,156	164,069	181,985	185,304	187,980
2009	29,662	30,559	29,917	29,580
2010	44,733	61,586	84,179
2011	343,077	372,100
2012	124,770

Ultimate Loss & ALAE	12	24	36	48	60	72	84	96	108	120
2003 & Prior	84,357	41,184	39,462	42,401	43,827	43,740	43,228	42,283	42,434	37,878
2004	128,204	124,932	115,238	109,164	109,518	109,542	109,341	108,855	102,554
2005	348,184	440,210	376,574	380,890	381,394	368,808	366,273	363,431
2006	38,871	28,923	28,867	29,075	37,300	34,076	33,770
2007	97,281	72,453	59,821	58,873	57,297	56,397
2008	199,034	185,715	190,139	191,830	191,414
2009	51,817	39,011	32,346	31,654
2010	134,621	88,613	87,427
2011	397,993	391,557
2012	172,270

Diagonals as of 12/31

Exhibit 22, Page 2

Valuation Date: December 31, 2012	ENDURANCE SPECIALTY HOLDINGS LIMITED
Values in Thousands USD (1.6255 USD/GBP)	ACCIDENT YEAR GLOBAL DEVELOPMENT TRIANGLES

Reinsurance Catastrophe

GROSS BASIS

Ultimate Loss & ALAE Ratio	12	24	36	48	60	72	84	96	108	120
2003 & Prior	23.9%	11.6%	11.2%	12.0%	12.4%	12.4%	12.2%	12.0%	12.0%	10.7%
2004	46.6%	45.4%	41.9%	39.7%	39.8%	39.8%	39.7%	39.6%	37.3%
2005	122.2%	154.5%	132.1%	133.6%	133.8%	129.4%	128.5%	127.5%
2006	13.5%	10.1%	10.0%	10.1%	13.0%	11.8%	11.7%
2007	29.7%	22.1%	18.3%	18.0%	17.5%	17.2%
2008	62.3%	58.1%	59.5%	60.0%	59.9%
2009	16.8%	12.6%	10.5%	10.3%
2010	42.7%	28.1%	27.7%
2011	113.9%	112.1%
2012	45.6%

Earned Premium	12	24	36	48	60	72	84	96	108	120
2003 & Prior	322,043	323,245	323,827	323,598	353,760	353,722	353,728	353,666	353,635	353,626
2004	238,076	238,688	237,964	275,335	275,114	275,119	275,120	275,097	275,128
2005	268,671	247,356	288,478	286,525	284,817	284,677	284,782	285,007
2006	244,113	288,095	287,439	287,350	287,277	287,238	287,644
2007	338,498	328,164	327,374	327,193	327,168	327,218
2008	329,433	322,595	321,245	320,477	319,703
2009	311,065	310,514	309,177	308,657
2010	320,872	318,460	315,463
2011	353,055	349,277
2012	377,972

Loss Emergence	@ 12	12 - 24	24 - 36	36 - 48	48 - 60	60 - 72	72 - 84	84 - 96	96 - 108	108 - 120	Total Development
2003 & Prior	84,357	(43,174)	(1,721)	2,938	1,426	(87)	(512)	(945)	151	(4,555)	(46,479)
2004	128,204	(3,272)	(9,694)	(6,074)	354	24	(201)	(487)	(6,301)		(25,650)
2005	348,184	92,025	(63,635)	4,315	504	(12,586)	(2,535)	(2,842)			15,247
2006	38,871	(9,947)	(56)	208	8,226	(3,224)	(305)				(5,100)
2007	97,281	(24,827)	(12,632)	(948)	(1,577)	(899)					(40,883)
2008	199,034	(13,319)	4,424	1,692	(416)						(7,620)
2009	51,817	(12,805)	(6,665)	(692)							(20,163)
2010	134,621	(46,008)	(1,186)								(47,194)
2011	397,993	(6,436)									(6,436)
2012	172,270

Calendar Year	CY 2003	CY 2004	CY 2005	CY 2006	CY 2007	CY 2008	CY 2009	CY 2010	CY 2011	CY 2012	Total Development
	N/A	(43,174)	(4,993)	85,270	(78,230)	(20,301)	(25,728)	(14,835)	(58,654)	(23,633)	(184,278)

Diagonals as of 12/31

Exhibit 22, Page 3

Valuation Date: December 31, 2012	ENDURANCE SPECIALTY HOLDINGS LIMITED
Values in Thousands USD (1.6255 USD/GBP)	ACCIDENT YEAR GLOBAL DEVELOPMENT TRIANGLES

Reinsurance Property

ITD SUMMARY

Gross

Accident Year	Earned Premium	Paid Loss & ALAE	Case Reserves & ALAE	Additional Case Reserves	IBNR	PaidULAE	ULAE Reserve	Ultimate Loss & LAE	Ultimate Loss & LAE Ratio
2003 & Prior	400,107	148,632	1,345	—	560	20	29	150,586	38%
2004	468,833	259,797	1,702	329	301	78	35	262,241	56%
2005	432,264	488,607	8,255	2,313	894	266	172	500,507	116%
2006	354,305	166,512	2,628	50	1,496	151	63	170,900	48%
2007	217,275	85,017	1,166	150	33	314	20	86,700	40%
2008	188,135	83,371	5,543	136	409	841	91	90,391	48%
2009	199,933	64,136	3,578	282	1,050	985	74	70,106	35%
2010	228,562	101,645	21,544	283	2,748	1,421	369	128,009	56%
2011	247,062	154,139	108,681	1,080	26,375	1,172	2,040	293,487	119%
2012	298,381	29,190	109,929	12,916	93,965	(46)	3,252	249,205	84%

	3,034,858	1,581,046	264,372	17,538	127,829	5,203	6,143	2,002,133	66%

Ceded

Accident Year	Earned Premium	Paid Loss & ALAE	Case Reserves & ALAE	Additional Case Reserves	IBNR	PaidULAE	ULAE Reserve	Ultimate Loss & LAE	Ultimate Loss & LAE Ratio
2003 & Prior	578	(178)	—	—	5	—	—	(173)	–30%
2004	35	—	—	—	—	—	—	—	0%
2005	46	9	—	—	—	—	—	9	20%
2006	1,987	—	—	—	—	—	—	—	0%
2007	3,617	—	—	—	—	—	—	—	0%
2008	1,071	—	—	—	—	—	—	—	0%
2009	—	—	—	—	—	—	—	—	0%
2010	—	—	—	—	—	—	—	—	0%
2011	—	—	—	—	—	—	—	—	0%
2012	—	—	—	—	—	—	—	—	0%

	7,334	(169)	—	—	5	—	—	(164)	–2%

Net

Accident Year	Earned Premium	Paid Loss & ALAE	Case Reserves & ALAE	Additional Case Reserves	IBNR	PaidULAE	ULAE Reserve	Ultimate Loss & LAE	Ultimate Loss & LAE Ratio
2003 & Prior	399,528	148,810	1,345	—	555	20	29	150,759	38%
2004	468,798	259,797	1,702	329	301	78	35	262,241	56%
2005	432,218	488,598	8,255	2,313	894	266	172	500,498	116%
2006	352,318	166,512	2,628	50	1,496	151	63	170,900	49%
2007	213,658	85,017	1,166	150	33	314	20	86,700	41%
2008	187,064	83,371	5,543	136	409	841	91	90,391	48%
2009	199,933	64,136	3,578	282	1,050	985	74	70,106	35%
2010	228,562	101,645	21,544	283	2,748	1,421	369	128,009	56%
2011	247,062	154,139	108,681	1,080	26,375	1,172	2,040	293,487	119%
2012	298,381	29,190	109,929	12,916	93,965	(46)	3,252	249,205	84%

	3,027,524	1,581,216	264,372	17,538	127,824	5,203	6,143	2,002,297	66%

Exhibit 23, Page 1

Valuation Date: December 31, 2012	ENDURANCE SPECIALTY HOLDINGS LIMITED
Values in Thousands USD (1.6255 USD/GBP)	ACCIDENT YEAR GLOBAL DEVELOPMENT TRIANGLES

Reinsurance Property

GROSS BASIS

Paid Loss & ALAE	12	24	36	48	60	72	84	96	108	120
2003 & Prior	48,719	101,727	125,233	136,012	143,376	145,739	146,912	145,078	145,686	148,632
2004	51,509	171,395	219,892	240,770	249,748	255,369	261,020	262,517	259,797
2005	100,306	297,156	406,350	451,321	474,456	478,115	482,893	488,607
2006	29,421	107,882	140,672	155,715	161,756	165,630	166,512
2007	15,928	56,512	74,864	83,567	84,676	85,017
2008	12,646	62,679	77,726	82,116	83,371
2009	14,513	49,539	59,835	64,136
2010	24,499	84,291	101,645
2011	49,928	154,139
2012	29,190

Case Incurred Loss & ALAE (incl ACRs)	12	24	36	48	60	72	84	96	108	120
2003 & Prior	104,463	152,912	151,330	155,052	153,815	153,652	153,028	148,526	147,540	149,977
2004	152,170	254,440	266,251	264,459	263,721	263,419	265,622	264,700	261,828
2005	320,237	482,424	510,478	510,395	504,229	493,557	495,782	499,175
2006	97,018	143,876	153,745	166,210	169,655	170,261	169,190
2007	37,235	89,471	87,023	86,431	86,699	86,333
2008	65,947	88,708	90,257	90,113	89,049
2009	35,355	66,335	67,894	67,997
2010	77,590	122,752	123,472
2011	137,542	263,900
2012	152,035

Ultimate Loss & ALAE	12	24	36	48	60	72	84	96	108	120
2003 & Prior	235,281	188,951	155,469	157,978	155,450	153,961	153,185	149,046	148,023	150,537
2004	344,053	300,643	271,545	267,250	264,155	263,835	266,570	265,351	262,128
2005	522,077	513,756	516,626	509,233	504,286	493,945	497,375	500,069
2006	185,002	160,184	158,274	168,627	171,408	172,070	170,686
2007	91,089	97,129	88,949	87,892	87,020	86,366
2008	108,972	100,846	92,275	90,722	89,458
2009	96,094	77,888	70,004	69,048
2010	143,912	151,084	126,219
2011	273,384	290,276
2012	246,000

Diagonals as of 12/31

Exhibit 23, Page 2

Valuation Date: December 31, 2012	ENDURANCE SPECIALTY HOLDINGS LIMITED
Values in Thousands USD (1.6255 USD/GBP)	ACCIDENT YEAR GLOBAL DEVELOPMENT TRIANGLES

Reinsurance Property

GROSS BASIS

Ultimate Loss & ALAE Ratio	12	24	36	48	60	72	84	96	108	120
2003 & Prior	58.8%	47.2%	38.9%	39.5%	38.9%	38.5%	38.3%	37.3%	37.0%	37.6%
2004	73.4%	64.1%	57.9%	57.0%	56.3%	56.3%	56.9%	56.6%	55.9%
2005	120.8%	118.9%	119.5%	117.8%	116.7%	114.3%	115.1%	115.7%
2006	52.2%	45.2%	44.7%	47.6%	48.4%	48.6%	48.2%
2007	41.9%	44.7%	40.9%	40.5%	40.1%	39.7%
2008	57.9%	53.6%	49.0%	48.2%	47.6%
2009	48.1%	39.0%	35.0%	34.5%
2010	63.0%	66.1%	55.2%
2011	110.7%	117.5%
2012	82.4%

Earned Premium	12	24	36	48	60	72	84	96	108	120
2003 & Prior	393,692	401,318	397,090	396,453	397,698	400,257	400,314	400,316	400,099	400,107
2004	449,304	464,209	464,393	468,539	469,196	469,008	469,312	468,843	468,833
2005	403,999	423,603	432,347	434,060	433,469	433,673	432,493	432,264
2006	332,500	348,362	353,851	354,214	354,209	354,311	354,305
2007	206,759	217,625	217,087	217,558	217,371	217,275
2008	179,024	187,806	188,185	188,150	188,135
2009	200,930	200,302	200,099	199,933
2010	223,970	228,630	228,562
2011	241,387	247,062
2012	298,381

Loss Emergence	@ 12	12 - 24	24 - 36	36 - 48	48 - 60	60 - 72	72 - 84	84 - 96	96 - 108	108 - 120	Total Development
2003 & Prior	235,281	(46,331)	(33,481)	2,509	(2,528)	(1,488)	(776)	(4,139)	(1,023)	2,514	(84,745)
2004	344,053	(43,410)	(29,098)	(4,295)	(3,095)	(320)	2,735	(1,219)	(3,223)		(81,924)
2005	522,077	(8,320)	2,870	(7,393)	(4,947)	(10,342)	3,431	2,694			(22,007)
2006	185,002	(24,818)	(1,910)	10,353	2,781	662	(1,384)				(14,316)
2007	91,089	6,040	(8,179)	(1,057)	(872)	(655)					(4,723)
2008	108,972	(8,127)	(8,570)	(1,554)	(1,263)						(19,514)
2009	96,094	(18,206)	(7,884)	(956)							(27,047)
2010	143,912	7,171	(24,864)								(17,693)
2011	273,384	16,892									16,892
2012	246,000

Calendar Year	CY 2003	CY 2004	CY 2005	CY 2006	CY 2007	CY 2008	CY 2009	CY 2010	CY 2011	CY 2012	Total Development
	N/A	(46,331)	(76,891)	(34,910)	(28,771)	(7,846)	(11,995)	(36,798)	(1,289)	(10,246)	(255,077)

Diagonals as of 12/31

Exhibit 23, Page 3

Valuation Date: December 31, 2012	ENDURANCE SPECIALTY HOLDINGS LIMITED
Values in Thousands USD (1.6255 USD/GBP)	ACCIDENT YEAR GLOBAL DEVELOPMENT TRIANGLES

Reinsurance Casualty

ITD SUMMARY

Gross

Accident Year	Earned Premium	Paid Loss & ALAE	Case Reserves & ALAE	Additional Case Reserves	IBNR	PaidULAE	ULAE Reserve	Ultimate Loss & LAE	Ultimate Loss & LAE Ratio
2003 & Prior	375,879	178,030	12,475	10,667	35,926	(13)	886	237,971	63%
2004	346,702	142,516	11,914	1,953	35,570	40	742	192,734	56%
2005	413,198	163,436	22,320	4,075	33,879	106	904	224,720	54%
2006	412,692	131,422	26,377	4,691	36,913	675	1,020	201,097	49%
2007	244,722	84,214	22,977	13,508	35,840	1,091	1,085	158,715	65%
2008	199,148	71,856	21,809	10,846	38,213	1,231	1,063	145,018	73%
2009	209,460	65,019	27,376	10,245	58,585	1,257	1,443	163,926	78%
2010	269,339	61,881	30,777	10,338	105,338	1,442	2,197	211,974	79%
2011	275,106	48,969	32,830	13,721	123,900	463	2,557	222,440	81%
2012	283,604	21,503	15,150	3,032	171,213	144	2,841	213,884	75%

	3,029,851	968,846	224,006	83,076	675,376	6,438	14,737	1,972,478	65%

Ceded

Accident Year	Earned Premium	Paid Loss & ALAE	Case Reserves & ALAE	Additional Case Reserves	IBNR	PaidULAE	ULAE Reserve	Ultimate Loss & LAE	Ultimate Loss & LAE Ratio
2003 & Prior	1,521	1,202	—	—	0	—	—	1,202	79%
2004	2,743	1,333	40	—	6	—	—	1,379	50%
2005	4,684	2,175	78	—	63	—	—	2,317	49%
2006	4,217	—	—	—	96	—	—	96	2%
2007	232	—	—	—	31	—	—	31	13%
2008	386	—	—	—	56	—	—	56	14%
2009	469	—	—	—	166	—	—	166	35%
2010	652	—	—	—	281	—	—	281	43%
2011	802	—	—	—	337	—	—	337	42%
2012	1,252	—	—	—	336	—	—	336	27%

	16,957	4,710	119	—	1,372	—	—	6,201	37%

Net

Accident Year	Earned Premium	Paid Loss & ALAE	Case Reserves & ALAE	Additional Case Reserves	IBNR	PaidULAE	ULAE Reserve	Ultimate Loss & LAE	Ultimate Loss & LAE Ratio
2003 & Prior	374,359	176,829	12,475	10,667	35,926	(13)	886	236,769	63%
2004	343,959	141,183	11,874	1,953	35,564	40	742	191,355	56%
2005	408,514	161,261	22,242	4,075	33,816	106	904	222,403	54%
2006	408,475	131,422	26,377	4,691	36,818	675	1,020	201,002	49%
2007	244,490	84,214	22,977	13,508	35,809	1,091	1,085	158,684	65%
2008	198,762	71,856	21,809	10,846	38,157	1,231	1,063	144,962	73%
2009	208,990	65,019	27,376	10,245	58,418	1,257	1,443	163,759	78%
2010	268,687	61,881	30,777	10,338	105,057	1,442	2,197	211,693	79%
2011	274,305	48,969	32,830	13,721	123,563	463	2,557	222,103	81%
2012	282,352	21,503	15,150	3,032	170,876	144	2,841	213,547	76%

	3,012,893	964,136	223,887	83,076	674,004	6,438	14,737	1,966,277	65%

Exhibit 24, Page 1

Valuation Date: December 31, 2012	ENDURANCE SPECIALTY HOLDINGS LIMITED
Values in Thousands USD (1.6255 USD/GBP)	ACCIDENT YEAR GLOBAL DEVELOPMENT TRIANGLES

Reinsurance Casualty

GROSS BASIS

Paid Loss & ALAE	12	24	36	48	60	72	84	96	108	120
2003 & Prior	15,655	33,528	54,656	87,211	105,289	129,538	149,764	167,341	175,962	178,030
2004	12,260	29,701	47,545	76,039	99,598	119,978	123,467	137,010	142,516
2005	7,021	43,489	66,614	101,193	125,679	142,333	151,884	163,436
2006	9,584	42,202	63,843	83,164	102,165	119,191	131,422
2007	5,060	19,287	33,997	49,264	70,313	84,214
2008	2,340	15,651	37,856	54,743	71,856
2009	3,803	24,067	40,381	65,019
2010	11,198	36,776	61,881
2011	17,854	48,969
2012	21,503

Case Incurred Loss & ALAE (incl ACRs)	12	24	36	48	60	72	84	96	108	120
2003 & Prior	44,212	80,401	136,210	169,861	179,834	188,181	199,502	197,635	199,910	201,172
2004	33,438	71,827	108,067	123,260	148,644	155,345	146,096	152,447	156,383
2005	23,920	91,968	127,807	151,442	174,735	177,644	182,386	189,831
2006	22,712	79,904	101,988	127,030	140,813	155,516	162,489
2007	19,460	51,518	79,801	93,097	110,397	120,698
2008	9,755	49,485	77,665	96,642	104,511
2009	13,713	51,828	72,033	102,641
2010	28,908	75,312	102,997
2011	39,639	95,520
2012	39,685

Ultimate Loss & ALAE	12	24	36	48	60	72	84	96	108	120
2003 & Prior	237,125	236,859	251,009	248,583	256,376	252,380	246,369	245,913	233,189	237,098
2004	234,761	217,913	205,326	210,770	218,173	216,607	199,438	210,053	191,952
2005	248,531	227,821	247,233	239,024	241,173	233,014	228,250	223,709
2006	229,562	239,480	224,714	219,491	209,859	205,360	199,403
2007	152,843	161,448	161,195	160,995	157,166	156,539
2008	130,279	142,554	153,570	150,253	142,724
2009	141,630	157,348	153,254	161,225
2010	200,681	210,561	208,335
2011	209,711	219,420
2012	210,898

Diagonals as of 12/31

Exhibit 24, Page 2

Valuation Date: December 31, 2012	ENDURANCE SPECIALTY HOLDINGS LIMITED
Values in Thousands USD (1.6255 USD/GBP)	ACCIDENT YEAR GLOBAL DEVELOPMENT TRIANGLES

Reinsurance Casualty

GROSS BASIS

Ultimate Loss & ALAE Ratio	12	24	36	48	60	72	84	96	108	120
2003 & Prior	63.1%	63.0%	66.8%	66.1%	68.2%	67.1%	65.5%	65.4%	62.0%	63.1%
2004	67.7%	62.9%	59.2%	60.8%	62.9%	62.5%	57.5%	60.6%	55.4%
2005	60.1%	55.1%	59.8%	57.8%	58.4%	56.4%	55.2%	54.1%
2006	55.6%	58.0%	54.5%	53.2%	50.9%	49.8%	48.3%
2007	62.5%	66.0%	65.9%	65.8%	64.2%	64.0%
2008	65.4%	71.6%	77.1%	75.4%	71.7%
2009	67.6%	75.1%	73.2%	77.0%
2010	74.5%	78.2%	77.4%
2011	76.2%	79.8%
2012	74.4%

Earned Premium	12	24	36	48	60	72	84	96	108	120
2003 & Prior	396,400	402,390	415,020	409,313	379,112	375,657	375,773	375,725	375,776	375,879
2004	377,035	382,045	384,359	344,858	344,833	346,228	346,474	346,508	346,702
2005	429,022	455,990	410,285	410,865	414,677	412,711	412,892	413,198
2006	444,649	413,553	411,958	414,307	412,343	412,494	412,692
2007	248,625	240,401	241,136	243,331	243,955	244,722
2008	196,073	196,529	197,770	198,433	199,148
2009	202,705	206,799	209,031	209,460
2010	266,391	268,479	269,339
2011	270,439	275,106
2012	283,604

Loss Emergence	@ 12	12 - 24	24 - 36	36 - 48	48 - 60	60 - 72	72 - 84	84 - 96	96 - 108	108 - 120	Total Development
2003 & Prior	237,125	(266)	14,151	(2,426)	7,793	(3,996)	(6,011)	(456)	(12,725)	3,910	(27)
2004	234,761	(16,848)	(12,587)	5,444	7,403	(1,566)	(17,170)	10,615	(18,100)		(42,809)
2005	248,531	(20,711)	19,413	(8,210)	2,150	(8,159)	(4,765)	(4,540)			(24,822)
2006	229,562	9,918	(14,766)	(5,224)	(9,631)	(4,500)	(5,957)				(30,159)
2007	152,843	8,606	(253)	(200)	(3,829)	(628)					3,696
2008	130,279	12,275	11,016	(3,317)	(7,529)						12,445
2009	141,630	15,718	(4,094)	7,971							19,595
2010	200,681	9,880	(2,226)								7,654
2011	209,711	9,709									9,709
2012	210,898

Calendar Year	CY 2003	CY 2004	CY 2005	CY 2006	CY 2007	CY 2008	CY 2009	CY 2010	CY 2011	CY 2012	Total Development
	N/A	(266)	(2,697)	(35,725)	42,569	(10,963)	1,371	(8,882)	(12,734)	(17,391)	(44,718)

Diagonals as of 12/31

Exhibit 24, Page 3

Valuation Date: December 31, 2012	ENDURANCE SPECIALTY HOLDINGS LIMITED
Values in Thousands USD (1.6255 USD/GBP)	ACCIDENT YEAR GLOBAL DEVELOPMENT TRIANGLES

Reinsurance Other Specialty

ITD SUMMARY

Gross

Accident Year	Earned Premium	Paid Loss & ALAE	Case Reserves & ALAE	Additional Case Reserves	IBNR	PaidULAE	ULAE Reserve	Ultimate Loss & LAE	Ultimate Loss & LAE Ratio
2003 & Prior	258,788	125,972	5,109	—	16,273	299	321	147,974	57%
2004	223,078	100,132	3,909	—	7,771	18	175	112,006	50%
2005	307,273	358,513	11,137	452	7,777	1,044	290	379,213	123%
2006	385,425	167,383	9,113	292	8,987	265	276	186,315	48%
2007	321,934	171,001	13,042	439	3,757	738	259	189,236	59%
2008	151,141	48,554	8,661	1,429	6,431	952	248	66,274	44%
2009	106,959	33,823	9,315	3,376	6,679	395	291	53,879	50%
2010	108,069	35,221	11,539	1,534	5,944	560	285	55,084	51%
2011	105,818	42,603	20,520	2,374	18,829	498	626	85,450	81%
2012	105,984	23,618	14,965	2,625	57,580	557	1,128	100,473	95%

	2,074,467	1,106,821	107,310	12,521	140,028	5,325	3,898	1,375,904	66%

Ceded

Accident Year	Earned Premium	Paid Loss & ALAE	Case Reserves & ALAE	Additional Case Reserves	IBNR	PaidULAE	ULAE Reserve	Ultimate Loss & LAE	Ultimate Loss & LAE Ratio
2003 & Prior	—	—	—	—	—	—	—	—	0%
2004	—	—	—	—	—	—	—	—	0%
2005	4,394	1,188	384	—	131	—	—	1,703	39%
2006	8,027	—	—	—	161	—	—	161	2%
2007	5,995	2,458	241	—	1	—	—	2,701	45%
2008	4,063	211	142	—	4	—	—	356	9%
2009	2,320	36	4	—	3	—	—	43	2%
2010	1,927	61	12	—	21	—	—	95	5%
2011	448	28	0	—	113	—	—	141	31%
2012	1,032	—	—	—	367	—	—	367	36%

	28,205	3,981	784	—	801	—	—	5,566	20%

Net

Accident Year	Earned Premium	Paid Loss & ALAE	Case Reserves & ALAE	Additional Case Reserves	IBNR	PaidULAE	ULAE Reserve	Ultimate Loss & LAE	Ultimate Loss & LAE Ratio
2003 & Prior	258,788	125,972	5,109	—	16,273	299	321	147,974	57%
2004	223,078	100,132	3,909	—	7,771	18	175	112,006	50%
2005	302,879	357,325	10,753	452	7,646	1,044	290	377,510	125%
2006	377,398	167,383	9,113	292	8,827	265	276	186,154	49%
2007	315,939	168,543	12,801	439	3,756	738	259	186,535	59%
2008	147,077	48,344	8,519	1,429	6,427	952	248	65,918	45%
2009	104,639	33,787	9,311	3,376	6,676	395	291	53,835	51%
2010	106,142	35,160	11,527	1,534	5,922	560	285	54,989	52%
2011	105,369	42,575	20,520	2,374	18,716	498	626	85,309	81%
2012	104,952	23,618	14,965	2,625	57,212	557	1,128	100,106	95%

	2,046,262	1,102,840	106,526	12,521	139,227	5,325	3,898	1,370,337	67%

Exhibit 25, Page 1

Valuation Date: December 31, 2012	ENDURANCE SPECIALTY HOLDINGS LIMITED
Values in Thousands USD (1.6255 USD/GBP)	ACCIDENT YEAR GLOBAL DEVELOPMENT TRIANGLES

Reinsurance Other Specialty

GROSS BASIS

Paid Loss & ALAE	12	24	36	48	60	72	84	96	108	120
2003 & Prior	21,802	48,849	63,278	73,252	91,053	95,702	98,521	111,087	112,564	125,972
2004	14,168	54,990	74,409	88,335	93,134	96,377	98,825	100,129	100,132
2005	24,871	171,068	254,570	292,273	327,268	347,429	354,412	358,513
2006	7,773	104,618	128,186	142,935	155,999	163,764	167,383
2007	12,412	123,356	144,360	156,383	162,946	171,001
2008	8,836	29,663	37,795	43,460	48,554
2009	5,491	22,647	30,191	33,823
2010	6,470	25,826	35,221
2011	18,613	42,603
2012	23,618

Case Incurred Loss & ALAE (incl ACRs)	12	24	36	48	60	72	84	96	108	120
2003 & Prior	53,722	89,577	93,843	98,967	112,102	111,685	113,394	119,786	129,791	131,082
2004	43,029	96,357	106,034	111,885	107,903	107,950	106,460	105,053	104,041
2005	171,755	321,988	345,361	368,426	380,882	375,813	374,897	370,102
2006	25,400	142,623	172,181	175,909	182,961	183,298	176,788
2007	37,954	162,461	176,608	183,967	185,405	184,481
2008	21,685	45,995	55,647	58,201	58,644
2009	17,247	40,358	45,584	46,514
2010	15,611	39,234	48,295
2011	35,329	65,497
2012	41,209

Ultimate Loss & ALAE	12	24	36	48	60	72	84	96	108	120
2003 & Prior	182,327	165,407	146,259	135,108	142,486	138,683	137,175	143,384	149,232	147,354
2004	157,075	157,812	136,128	132,447	123,160	121,466	117,376	115,936	111,813
2005	310,628	369,133	361,371	374,695	384,974	383,147	388,535	377,878
2006	197,805	190,833	193,106	188,575	193,634	192,791	185,775
2007	213,846	191,798	191,906	194,157	191,354	188,239
2008	95,430	76,636	74,166	64,264	65,075
2009	73,057	60,939	55,967	53,194
2010	66,020	55,982	54,238
2011	80,908	84,327
2012	98,788

Diagonals as of 12/31

Exhibit 25, Page 2

Valuation Date: December 31, 2012	ENDURANCE SPECIALTY HOLDINGS LIMITED
Values in Thousands USD (1.6255 USD/GBP)	ACCIDENT YEAR GLOBAL DEVELOPMENT TRIANGLES

Reinsurance Other Specialty

GROSS BASIS

Ultimate Loss & ALAE Ratio	12	24	36	48	60	72	84	96	108	120
2003 & Prior	70.5%	63.9%	56.5%	52.2%	55.1%	53.6%	53.0%	55.4%	57.7%	56.9%
2004	70.4%	70.7%	61.0%	59.4%	55.2%	54.5%	52.6%	52.0%	50.1%
2005	101.1%	120.1%	117.6%	121.9%	125.3%	124.7%	126.4%	123.0%
2006	51.3%	49.5%	50.1%	48.9%	50.2%	50.0%	48.2%
2007	66.4%	59.6%	59.6%	60.3%	59.4%	58.5%
2008	63.1%	50.7%	49.1%	42.5%	43.1%
2009	68.3%	57.0%	52.3%	49.7%
2010	61.1%	51.8%	50.2%
2011	76.5%	79.7%
2012	93.2%

Earned Premium	12	24	36	48	60	72	84	96	108	120
2003 & Prior	251,773	254,994	259,526	258,292	258,120	258,168	258,610	258,697	258,810	258,788
2004	215,503	219,999	221,490	221,914	222,277	222,517	223,030	223,085	223,078
2005	317,314	309,111	309,157	310,274	310,095	307,810	307,264	307,273
2006	373,808	380,430	384,799	384,982	385,879	385,660	385,425
2007	312,054	321,806	322,865	321,709	321,892	321,934
2008	149,507	150,613	150,938	151,003	151,141
2009	104,246	106,248	106,680	106,959
2010	106,194	107,948	108,069
2011	104,490	105,818
2012	105,984

Loss Emergence	@ 12	12 - 24	24 - 36	36 - 48	48 - 60	60 - 72	72 - 84	84 - 96	96 - 108	108 - 120	Total Development
2003 & Prior	182,327	(16,919)	(19,149)	(11,151)	7,378	(3,803)	(1,508)	6,210	5,847	(1,877)	(34,972)
2004	157,075	737	(21,684)	(3,681)	(9,287)	(1,695)	(4,090)	(1,440)	(4,124)		(45,263)
2005	310,628	58,505	(7,762)	13,324	10,279	(1,827)	5,388	(10,657)			67,250
2006	197,805	(6,972)	2,273	(4,531)	5,059	(842)	(7,017)				(12,030)
2007	213,846	(22,048)	108	2,251	(2,803)	(3,115)					(25,608)
2008	95,430	(18,794)	(2,470)	(9,903)	811						(30,355)
2009	73,057	(12,119)	(4,972)	(2,773)							(19,864)
2010	66,020	(10,038)	(1,744)								(11,782)
2011	80,908	3,418									3,418
2012	98,788

Calendar Year	CY 2003	CY 2004	CY 2005	CY 2006	CY 2007	CY 2008	CY 2009	CY 2010	CY 2011	CY 2012	Total Development
	N/A	(16,919)	(18,412)	25,670	(11,036)	(19,541)	(16,141)	(6,986)	(18,763)	(27,077)	(109,205)

Diagonals as of 12/31

Exhibit 25, Page 3

Valuation Date: December 31, 2012	ENDURANCE SPECIALTY HOLDINGS LIMITED
Values in Thousands USD (1.6255 USD/GBP)	ACCIDENT YEAR GLOBAL DEVELOPMENT TRIANGLES

Insurance Segment

ITD SUMMARY

Gross

Accident Year	Earned Premium	Paid Loss & ALAE	Case Reserves & ALAE	Additional Case Reserves	IBNR	PaidULAE	ULAE Reserve	Ultimate Loss & LAE	Ultimate Loss & LAE Ratio
2003 & Prior	319,224	28,868	71	—	11,857	4	179	40,979	13%
2004	335,317	58,427	276	—	19,044	241	290	78,278	23%
2005	371,991	183,516	25,068	—	32,651	409	922	242,566	65%
2006	468,084	129,903	16,168	—	53,051	1,089	1,599	201,811	43%
2007	668,520	292,884	42,921	—	95,171	6,738	3,058	440,771	66%
2008	1,331,239	845,554	148,663	—	115,051	8,132	5,284	1,122,685	84%
2009	1,268,629	716,539	59,834	0	180,307	12,402	6,050	975,132	77%
2010	1,118,124	413,277	77,427	—	214,748	6,282	8,044	719,778	64%
2011	1,410,064	1,150,758	55,859	—	272,780	5,812	10,230	1,495,438	106%
2012	1,427,123	803,802	439,047	—	370,221	956	12,769	1,626,795	114%

	8,718,317	4,623,528	865,333	0	1,364,880	42,066	48,425	6,944,233	80%

Ceded

Accident Year	Earned Premium	Paid Loss & ALAE	Case Reserves & ALAE	Additional Case Reserves	IBNR	PaidULAE	ULAE Reserve	Ultimate Loss & LAE	Ultimate Loss & LAE Ratio
2003 & Prior	2,656	41	—	—	262	—	—	303	11%
2004	2,764	2,460	28	—	2	—	—	2,490	90%
2005	13,217	4,140	24	—	1,182	—	—	5,346	40%
2006	99,662	19,393	10,779	—	6,319	—	—	36,491	37%
2007	178,020	28,079	10,831	—	13,072	—	—	51,982	29%
2008	403,418	293,126	6,924	—	14,932	—	—	314,982	78%
2009	429,722	282,816	8,193	—	35,515	—	—	326,524	76%
2010	297,321	68,528	20,552	—	45,526	—	—	134,606	45%
2011	423,386	598,206	10,790	—	68,044	—	—	677,040	160%
2012	476,552	310,979	311,519	—	103,524	—	—	726,022	152%

	2,326,719	1,607,768	379,640	—	288,379	—	—	2,275,786	98%

Net

Accident Year	Earned Premium	Paid Loss & ALAE	Case Reserves & ALAE	Additional Case Reserves	IBNR	PaidULAE	ULAE Reserve	Ultimate Loss & LAE	Ultimate Loss & LAE Ratio
2003 & Prior	316,568	28,827	71	—	11,595	4	179	40,676	13%
2004	332,553	55,968	248	—	19,041	241	290	75,788	23%
2005	358,774	179,376	25,044	—	31,469	409	922	237,220	66%
2006	368,422	110,509	5,389	—	46,733	1,089	1,599	165,320	45%
2007	490,500	264,805	32,090	—	82,099	6,738	3,058	388,789	79%
2008	927,821	552,428	141,739	—	100,119	8,132	5,284	807,703	87%
2009	838,907	433,723	51,641	0	144,792	12,402	6,050	648,608	77%
2010	820,803	344,749	56,875	—	169,222	6,282	8,044	585,172	71%
2011	986,678	552,552	45,068	—	204,736	5,812	10,230	818,398	83%
2012	950,571	492,823	127,528	—	266,696	956	12,769	900,773	95%

	6,391,598	3,015,760	485,693	0	1,076,501	42,066	48,425	4,668,447	73%

Insurance – Agriculture gross is gross of FCIC cession

Exhibit 26, Page 1

Valuation Date: December 31, 2012	ENDURANCE SPECIALTY HOLDINGS LIMITED
Values in Thousands USD (1.6255 USD/GBP)	ACCIDENT YEAR GLOBAL DEVELOPMENT TRIANGLES

Insurance Segment

GROSS BASIS

Paid Loss & ALAE	12	24	36	48	60	72	84	96	108	120
2003 & Prior	1,510	13,600	17,539	19,566	19,864	22,746	23,579	25,311	28,876	28,868
2004	3,398	21,927	27,489	35,801	39,731	43,189	49,016	49,316	58,427
2005	27,859	95,885	149,310	168,876	166,934	182,862	183,273	183,516
2006	10,491	40,999	63,387	96,193	101,176	106,679	129,903
2007	21,742	71,720	115,567	226,160	262,819	292,884
2008	388,201	700,308	775,859	811,835	845,554
2009	431,322	620,574	688,198	716,539
2010	231,062	368,446	413,277
2011	913,277	1,150,758
2012	803,802

Case Incurred Loss & ALAE (incl ACRs)	12	24	36	48	60	72	84	96	108	120
2003 & Prior	17,070	24,723	28,351	30,231	30,248	34,198	32,911	28,643	29,001	28,939
2004	25,158	44,050	40,870	44,072	45,511	45,810	49,955	52,956	58,703
2005	162,356	191,470	188,076	202,257	208,841	208,497	208,771	208,584
2006	52,002	85,148	88,725	103,453	106,931	140,717	146,071
2007	55,424	143,067	230,310	285,065	307,041	335,804
2008	716,004	787,315	889,932	947,680	994,217
2009	658,687	718,566	744,823	776,373
2010	381,557	469,537	490,704
2011	1,150,257	1,206,617
2012	1,242,849

Ultimate Loss & ALAE	12	24	36	48	60	72	84	96	108	120
2003 & Prior	187,182	157,666	135,093	122,824	108,289	101,174	88,016	56,978	49,839	40,796
2004	220,054	185,178	173,979	161,078	134,630	117,299	90,983	81,295	77,747
2005	399,700	371,146	352,306	322,107	300,617	279,963	251,190	241,235
2006	323,552	296,178	263,441	235,399	208,132	212,417	199,122
2007	412,383	433,302	448,630	436,651	421,636	430,975
2008	1,124,246	1,050,024	1,104,389	1,114,059	1,109,268
2009	986,895	989,688	961,775	956,680
2010	761,227	717,555	705,452
2011	1,512,519	1,479,396
2012	1,613,070

Diagonals as of 12/31

Insurance – Agriculture gross is gross of FCIC cession

Exhibit 26, Page 2

Valuation Date: December 31, 2012	ENDURANCE SPECIALTY HOLDINGS LIMITED
Values in Thousands USD (1.6255 USD/GBP)	ACCIDENT YEAR GLOBAL DEVELOPMENT TRIANGLES

Insurance Segment

GROSS BASIS

Ultimate Loss & ALAE Ratio	12	24	36	48	60	72	84	96	108	120
2003 & Prior	58.6%	49.4%	42.3%	38.5%	33.9%	31.7%	27.6%	17.8%	15.6%	12.8%
2004	65.6%	55.2%	51.9%	48.0%	40.2%	35.0%	27.1%	24.2%	23.2%
2005	107.4%	99.8%	94.7%	86.6%	80.8%	75.3%	67.5%	64.8%
2006	69.1%	63.3%	56.3%	50.3%	44.5%	45.4%	42.5%
2007	61.7%	64.8%	67.1%	65.3%	63.1%	64.5%
2008	84.5%	78.9%	83.0%	83.7%	83.3%
2009	77.8%	78.0%	75.8%	75.4%
2010	68.1%	64.2%	63.1%
2011	107.3%	104.9%
2012	113.0%

Earned Premium	12	24	36	48	60	72	84	96	108	120
2003 & Prior	318,803	319,320	319,065	319,177	319,155	319,221	319,222	319,222	319,224	319,224
2004	337,723	335,088	335,142	335,096	335,094	335,294	335,302	335,313	335,317
2005	371,938	371,227	370,909	370,798	371,034	371,039	371,983	371,991
2006	467,452	468,689	468,234	468,320	468,609	468,010	468,084
2007	673,105	673,876	668,874	668,658	668,431	668,520
2008	1,322,993	1,307,782	1,307,066	1,319,246	1,331,239
2009	1,268,938	1,268,805	1,268,750	1,268,629
2010	1,117,316	1,118,187	1,118,124
2011	1,406,871	1,410,064
2012	1,427,123

Loss Emergence	@ 12	12 - 24	24 - 36	36 - 48	48 - 60	60 - 72	72 - 84	84 - 96	96 - 108	108 - 120	Total Development
2003 & Prior	187,182	(29,516)	(22,573)	(12,269)	(14,535)	(7,115)	(13,158)	(31,038)	(7,139)	(9,042)	(146,386)
2004	220,054	(34,876)	(11,199)	(12,901)	(26,447)	(17,332)	(26,316)	(9,688)	(3,548)		(142,307)
2005	399,700	(28,554)	(18,840)	(30,199)	(21,490)	(20,654)	(28,773)	(9,955)			(158,466)
2006	323,552	(27,373)	(32,737)	(28,042)	(27,267)	4,285	(13,295)				(124,429)
2007	412,383	20,920	15,328	(11,979)	(15,016)	9,339					18,592
2008	1,124,246	(74,222)	54,365	9,670	(4,790)						(14,977)
2009	986,895	2,793	(27,913)	(5,096)							(30,216)
2010	761,227	(43,672)	(12,102)								(55,774)
2011	1,512,519	(33,123)									(33,123)
2012	1,613,070

Calendar Year	CY 2003	CY 2004	CY 2005	CY 2006	CY 2007	CY 2008	CY 2009	CY 2010	CY 2011	CY 2012	Total Development
	N/A	(29,516)	(57,449)	(52,022)	(73,650)	(75,578)	(138,916)	(60,097)	(118,245)	(81,613)	(687,086)

Diagonals as of 12/31

Insurance – Agriculture gross is gross of FCIC cession

Exhibit 26, Page 3

Valuation Date: December 31, 2012	ENDURANCE SPECIALTY HOLDINGS LIMITED
Values in Thousands USD (1.6255 USD/GBP)	ACCIDENT YEAR GLOBAL DEVELOPMENT TRIANGLES

Reinsurance Segment

ITD SUMMARY

Gross

Accident Year	Earned Premium	Paid Loss & ALAE	Case Reserves & ALAE	Additional Case Reserves	IBNR	PaidULAE	ULAE Reserve	Ultimate Loss & LAE	Ultimate Loss & LAE Ratio
2003 & Prior	1,388,400	490,254	19,189	10,667	52,758	317	1,239	574,423	41%
2004	1,313,741	604,319	18,205	2,282	43,642	162	962	669,571	51%
2005	1,437,742	1,362,947	42,603	8,267	51,271	1,273	1,532	1,467,893	102%
2006	1,440,065	494,438	38,238	5,033	51,925	1,094	1,428	592,155	41%
2007	1,111,148	392,313	37,929	14,097	43,202	3,135	1,428	492,103	44%
2008	858,127	387,730	39,284	13,169	48,487	7,702	1,514	497,887	58%
2009	825,009	191,027	41,714	13,992	68,388	2,975	1,861	319,957	39%
2010	921,434	254,169	91,351	13,422	117,278	3,429	3,331	482,979	52%
2011	977,263	536,837	230,533	29,648	188,561	2,143	6,729	994,451	102%
2012	1,065,941	117,330	180,506	59,863	370,257	661	9,159	737,776	69%

	11,338,869	4,831,364	739,552	170,439	1,035,768	22,890	29,184	6,829,196	60%

Ceded

Accident Year	Earned Premium	Paid Loss & ALAE	Case Reserves & ALAE	Additional Case Reserves	IBNR	PaidULAE	ULAE Reserve	Ultimate Loss & LAE	Ultimate Loss & LAE Ratio
2003 & Prior	33,454	1,023	—	—	5	—	—	1,029	3%
2004	8,553	7,253	40	—	6	—	—	7,299	85%
2005	15,347	9,488	462	—	194	—	—	10,144	66%
2006	18,173	—	—	—	256	—	—	256	1%
2007	26,198	2,458	241	—	33	—	—	2,732	10%
2008	20,514	211	142	—	60	—	—	412	2%
2009	7,758	36	4	—	170	—	—	210	3%
2010	9,793	62	12	—	304	—	—	378	4%
2011	14,035	7,596	1,624	523	1,116	—	—	10,859	77%
2012	26,889	3,175	3,032	3,042	3,775	—	—	13,024	48%

	180,715	31,302	5,557	3,565	5,919	—	—	46,343	26%

Net

Accident Year	Earned Premium	Paid Loss & ALAE	Case Reserves & ALAE	Additional Case Reserves	IBNR	PaidULAE	ULAE Reserve	Ultimate Loss & LAE	Ultimate Loss & LAE Ratio
2003 & Prior	1,354,946	489,230	19,189	10,667	52,753	317	1,239	573,395	42%
2004	1,305,188	597,066	18,164	2,282	43,636	162	962	662,272	51%
2005	1,422,394	1,353,459	42,141	8,267	51,077	1,273	1,532	1,457,749	102%
2006	1,421,892	494,438	38,238	5,033	51,669	1,094	1,428	591,899	42%
2007	1,084,949	389,855	37,687	14,097	43,169	3,135	1,428	489,371	45%
2008	837,613	387,520	39,143	13,169	48,427	7,702	1,514	497,476	59%
2009	817,251	190,991	41,710	13,992	68,219	2,975	1,861	319,747	39%
2010	911,640	254,107	91,338	13,422	116,973	3,429	3,331	482,601	53%
2011	963,228	529,241	228,909	29,125	187,445	2,143	6,729	983,591	102%
2012	1,039,052	114,155	177,475	56,820	366,483	661	9,159	724,752	70%

	11,158,154	4,800,063	733,994	166,873	1,029,850	22,890	29,184	6,782,853	61%

Exhibit 27, Page 1

Valuation Date: December 31, 2012	ENDURANCE SPECIALTY HOLDINGS LIMITED
Values in Thousands USD (1.6255 USD/GBP)	ACCIDENT YEAR GLOBAL DEVELOPMENT TRIANGLES

Reinsurance Segment

GROSS BASIS

Paid Loss & ALAE	12	24	36	48	60	72	84	96	108	120
2003 & Prior	101,069	208,420	270,932	331,517	376,229	408,368	432,714	461,103	471,944	490,254
2004	125,052	343,904	437,267	503,665	542,375	572,501	584,520	601,130	604,319
2005	272,247	779,202	1,052,443	1,192,425	1,289,084	1,321,657	1,341,317	1,362,947
2006	55,559	269,911	353,241	402,750	448,935	477,677	494,438
2007	51,063	248,044	304,084	340,935	369,911	392,313
2008	102,135	237,073	307,473	348,218	387,730
2009	37,692	120,193	157,475	191,027
2010	61,665	190,824	254,169
2011	267,443	536,837
2012	117,330

Case Incurred Loss & ALAE (incl ACRs)	12	24	36	48	60	72	84	96	108	120
2003 & Prior	247,133	358,341	415,598	462,616	484,836	492,427	504,668	504,974	516,377	520,109
2004	306,062	525,765	580,019	600,642	621,734	628,683	620,432	624,518	624,806
2005	808,171	1,269,349	1,357,069	1,403,469	1,430,812	1,405,440	1,408,434	1,413,818
2006	154,697	382,687	449,193	490,210	522,805	538,373	537,709
2007	153,014	364,978	398,983	418,470	436,177	444,338
2008	240,543	348,258	405,554	430,260	440,184
2009	95,977	189,080	215,428	246,732
2010	166,842	298,883	358,942
2011	555,588	797,018
2012	357,699

Ultimate Loss & ALAE	12	24	36	48	60	72	84	96	108	120
2003 & Prior	749,000	646,720	611,149	601,201	598,932	588,605	579,874	580,557	572,857	572,867
2004	870,102	807,231	734,526	719,429	714,850	711,414	692,735	700,185	668,447
2005	1,413,412	1,510,040	1,504,321	1,506,125	1,511,788	1,479,330	1,480,547	1,465,088
2006	666,614	618,942	604,872	606,005	612,310	604,423	589,634
2007	552,470	521,748	501,229	501,591	492,688	487,540
2008	533,998	505,456	509,923	496,979	488,671
2009	359,704	333,625	311,232	315,120
2010	543,673	505,248	476,219
2011	963,227	985,579
2012	727,956

Diagonals as of 12/31

Exhibit 27, Page 2

Valuation Date: December 31, 2012	ENDURANCE SPECIALTY HOLDINGS LIMITED
Values in Thousands USD (1.6255 USD/GBP)	ACCIDENT YEAR GLOBAL DEVELOPMENT TRIANGLES

Reinsurance Segment

GROSS BASIS

Ultimate Loss & ALAE Ratio	12	24	36	48	60	72	84	96	108	120
2003 & Prior	53.9%	46.6%	44.0%	43.3%	43.1%	42.4%	41.8%	41.8%	41.3%	41.3%
2004	66.2%	61.4%	55.9%	54.8%	54.4%	54.2%	52.7%	53.3%	50.9%
2005	98.3%	105.0%	104.6%	104.8%	105.2%	102.9%	103.0%	101.9%
2006	46.3%	43.0%	42.0%	42.1%	42.5%	42.0%	40.9%
2007	0.542477136	0.537099151	0.533880426	0.527268231	0.513785048	0.516115856	0	0	0	0	0

2008	62.2%	58.9%	59.4%	57.9%	56.9%
2009	43.6%	40.4%	37.7%	38.2%
2010	59.0%	54.8%	51.7%
2011	98.6%	100.9%
2012	68.3%

Earned Premium	12	24	36	48	60	72	84	96	108	120
2003 & Prior	1,363,909	1,381,947	1,395,463	1,387,656	1,388,690	1,387,804	1,388,425	1,388,404	1,388,321	1,388,400
2004	1,279,918	1,304,941	1,308,206	1,310,646	1,311,420	1,312,872	1,313,937	1,313,532	1,313,741
2005	1,419,006	1,436,061	1,440,268	1,441,724	1,443,059	1,438,871	1,437,431	1,437,742
2006	1,395,070	1,430,440	1,438,047	1,440,854	1,439,708	1,439,703	1,440,065
2007	1,105,936	1,107,996	1,108,461	1,109,791	1,110,386	1,111,148
2008	854,037	857,544	858,137	858,063	858,127
2009	818,946	823,863	824,986	825,009
2010	917,427	923,517	921,434
2011	969,372	977,263
2012	1,065,941

Loss Emergence	@ 12	12 - 24	24 - 36	36 - 48	48 - 60	60 - 72	72 - 84	84 - 96	96 - 108	108 - 120	Total Development
2003 & Prior	749,000	(102,280)	(35,572)	(9,948)	(2,269)	(10,327)	(8,731)	682	(7,700)	11	(176,133)
2004	870,102	(62,871)	(72,706)	(15,097)	(4,578)	(3,436)	(18,679)	7,450	(31,738)		(201,655)
2005	1,413,412	96,628	(5,719)	1,804	5,663	(32,458)	1,217	(15,459)			51,676
2006	666,614	(47,672)	(14,070)	1,133	6,305	(7,887)	(14,789)				(76,980)
2007	552,470	(30,721)	(20,519)	362	(8,903)	(5,148)					(64,929)
2008	533,998	(28,542)	4,467	(12,944)	(8,308)						(45,326)
2009	359,704	(26,080)	(22,392)	3,888							(44,584)
2010	543,673	(38,425)	(29,029)								(67,454)
2011	963,227	22,352									22,352
2012	727,956

Calendar Year	CY 2003	CY 2004	CY 2005	CY 2006	CY 2007	CY 2008	CY 2009	CY 2010	CY 2011	CY 2012	Total Development
	N/A	(102,280)	(98,443)	13,974	(70,757)	(57,893)	(54,433)	(65,400)	(89,584)	(78,220)	(603,034)

Diagonals as of 12/31

Exhibit 27, Page 3